UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Commodity Strategies Fund
BlackRock Energy Opportunities Fund
BlackRock High Equity Income Fund
BlackRock International Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•  BlackRock Advantage International Fund

•  BlackRock Advantage Large Cap Growth Fund

•  BlackRock Advantage Small Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund’s Institutional, Investor A and Class K Shares outperformed its benchmark, the MSCI EAFE® Index, while the Fund’s Class R Shares performed in line with the benchmark and Investor C Shares underperformed the benchmark.

What factors influenced performance?

The Fund was challenged to keep pace amid a changeable market backdrop during the period. Initially, investor preference for value styles was driven by a continuation of the strong reflationary market tone from the broad economic reopening in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a rotation back toward secular growth positions. This resurrected 2020 performance leadership themes that were further supported by declining bond yields and concerns around the spread of the Delta COVID-19 strain. The pro-growth theme persisted until another sharp rotation in September 2021 to value, which was also instigated by a more hawkish Fed. The announcement of the expected tapering of bond purchases resulted in a spike in bond yields supporting cyclical exposures. This was compounded by the simultaneous sharp rise in commodities prices which put further pressure on inflation. Ultimately, the rotation was short-lived as market leadership went back toward pro-growth areas in October. In November 2021, the market style preference shifted between value and growth.

Sentiment-based insights provided much needed ballast to the portfolio during the period. Faster moving sentiment insights were able to help position the Fund around the changing market backdrop to boost return. Collectively, insights that track mobile application-based activity and internet search activity benefited performance.

During the period, select macro thematic measures proved additive. Amid technology sector volatility, an insight that seeks to identify high quality information technology (“IT”) stocks performed well. Additionally, an insight that looks at company events such as mergers and spinoffs was a top contributor.

Unsurprisingly, the market inflection points during the period proved challenging with noted weakness led by fundamental insights. In particular, traditional value-based measures, such as insights designed to assess valuations across price as well as measures that look at cash flow figures, struggled as the market’s style preference shifted.

Certain macro thematic insights failed to keep pace with the speed of market rotations. Specifically, insights designed to look at industries that are likely to benefit from a rising interest rate environment lagged amid interest rate volatility.

Elsewhere, select fundamental measures, such as insights related to environmental, social and governance (“ESG”) factors, underperformed as these ran against the strong rally in commodity prices and European supply chain shortages during the period. While ESG measures struggled throughout the majority of the period, select ESG signals rebounded later in the period, most notably insights that look toward potential controversies as well as green patent filings.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

At period end, the Fund’s positioning with respect to sector allocation was largely neutral relative to the MSCI EAFE® Index. The Fund was slightly overweight in industrials and IT and slightly underweight in health care and consumer discretionary. In country terms, the Fund was slightly overweight in France and slightly underweight in Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage International Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.58)%	12.65%	N/A	8.38%	N/A	8.01%	N/A
Investor A	(3.67)	12.42	6.52%	8.11	6.95%	7.73	7.15%
Investor C	(4.07)	11.51	10.51	7.31	7.31	7.06	7.06
Class K	(3.50)	12.77	N/A	8.43	N/A	8.03	N/A
Class R	(3.82)	12.11	N/A	7.84	N/A	7.39	N/A
MSCI EAFE® Index(c)	(3.84)	10.77	N/A	9.19	N/A	7.39	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large-and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 964.20	$ 2.46		$ 1,000.00	$ 1,022.56	$ 2.54		0.50%
Investor A	1,000.00	963.30	3.69		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	959.30	7.37		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	965.00	2.22		1,000.00	1,022.81	2.28		0.45
Class R	1,000.00	961.80	4.92		1,000.00	1,020.05	5.07		1.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

SAP SE	2%

ASML Holding NV	2

Siemens AG, Registered Shares	2

Novo Nordisk A/S, Class B	2

L’Oreal SA	2

Nestlé SA, Registered Shares	1

Novartis AG, Registered Shares	1

AIA Group Ltd.	1

Tokyo Electron Ltd.	1

Schneider Electric SE	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	21%

France	12

United Kingdom	11

Germany	10

Switzerland	9

Netherlands	6

Australia	6

United States	4

Sweden	4

Denmark	3

Finland	3

Hong Kong	2

Italy	2

Spain	1

Israel	1

Norway	1

Austria	1

Singapore	1

Belgium	1

New Zealand	1

(a)	Excludes short-term securities.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The Fund struggled against a highly changeable backdrop during the period. Initially, investor preference for value styles was driven by a continuation of the strong reflationary market tone from the broad economic reopening in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a rotation back toward secular growth positions. This resurrected 2020 performance leadership themes that were further supported by declining bond yields and concerns around the spread of the Delta COVID-19 strain. The pro-growth theme persisted until another sharp rotation in September 2021 to value, which was also instigated by a more hawkish Fed. The announcement of the expected tapering of bond purchases resulted in a spike in bond yields supporting cyclical exposures. This was compounded by the simultaneous sharp rise in commodities prices that put further pressure on inflation. Ultimately, the rotation was short-lived as market leadership went back toward pro-growth areas in October 2021.

The portfolio’s fundamental measures weighed on performance. Traditional metrics designed to find attractively priced growth companies, such as those that evaluate research expenditures relative to price and valuations relative to sales, struggled amid changing market style preferences. Additionally, stability measures that led to a preference for lower volatility stocks detracted from performance given the “risk-on” market tone.

Insights related to environmental, social and governance (“ESG”) measures struggled. Positions motivated by environmental transition insights, which tend to have a pro-growth tilt, lagged as they ran against both the shift toward value and the strong increase in commodities prices. Insights designed to track investor positioning into ESG-related holdings were leading detractors. Additionally, an insight that identifies company green bond issuances, another transition measure, detracted as interest rates moved higher.

Lastly, select macro thematic insights also detracted. Specifically, newer insights developed to capture emerging market themes, such as wage pressures and supply chain challenges, drove underperformance. Measures designed to track job hiring trends motivated an overweight to auto components names, detracting from performance.

Trend-based sentiment measures broadly performed well during the period, capturing the evolving economic backdrop, led by strong performance across insights that analyze text from market participants. Specifically, signals that capture trends across both short-term performance and long-term fundamentals from executive commentaries were top performers with gains across industrials stocks. Similarly, higher frequency alternative data measures that capture online search activity and mobile application usage performed well amid supply chain constraints by motivating an overweight to software companies.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the industrials and financials sectors and slight underweight positions in the materials and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	15.69%	29.23%	N/A	22.32%	N/A	15.39%	N/A
Investor A	15.53	28.95	22.18%	22.00	20.69%	15.06	14.44%
Investor C	15.12	27.95	26.95	21.09	21.09	14.35	14.35
Class K	15.71	29.29	N/A	22.28	N/A	15.19	N/A
Class R	15.39	28.63	N/A	21.69	N/A	14.70	N/A
Russell 1000® Growth Index(c)	17.53	30.70	N/A	25.10	N/A	19.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,156.90	$ 3.35		$ 1,000.00	$ 1,021.96	$ 3.14		0.62%
Investor A	1,000.00	1,155.30	4.70		1,000.00	1,020.71	4.41		0.87
Investor C	1,000.00	1,151.20	8.74		1,000.00	1,016.95	8.19		1.62
Class K	1,000.00	1,157.10	3.08		1,000.00	1,022.21	2.89		0.57
Class R	1,000.00	1,153.90	6.05		1,000.00	1,019.45	5.67		1.12

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage Large Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple Inc.	10%

Microsoft Corp.	9

Amazon.com, Inc.	7

NVIDIA Corp.	4

Tesla, Inc.	4

Meta Platforms, Inc., Class A	3

Alphabet, Inc., Class C	3

Adobe, Inc.	3

Visa, Inc., Class A	3

Alphabet, Inc., Class A	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	47%

Consumer Discretionary	18

Communication Services	11

Health Care	8

Industrials	7

Financials	3

Consumer Staples	3

Real Estate	1

Utilities	1

Short-Term Securities	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2021	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund’s Institutional and Class K Shares performed in line with its benchmark, the Russell 2000® Index, while the Fund’s Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

The Fund struggled against a highly changeable backdrop during the period. Initially, investor preference for value styles was driven by a continuation of the strong reflationary market tone from the broad economic reopening in 2021. However, a surprisingly hawkish pivot from the Fed in June 2021 prompted a rotation back toward secular growth positions. This resurrected 2020 performance leadership themes that were further supported by declining bond yields and concerns around the spread of the Delta COVID-19 strain. The pro-growth theme persisted until another sharp rotation in September 2021 to value, which was also instigated by a more hawkish Fed. The announcement of the expected tapering of bond purchases resulted in a spike in bond yields supporting cyclical exposures. This was compounded by the simultaneous sharp rise in commodities prices that put further pressure on inflation. Ultimately, the rotation was short-lived as market leadership went back toward pro-growth areas in October 2021.

The stock selection model was mixed during the period resulting in slight underperformance relative to the benchmark. Positioning with respect to Avis Budget Group, Inc. was the leading laggard in November 2021 as the Fund’s underweight stance ran against rising retail investor sentiment. This has been a recurring theme in 2021, as prices for so-called “meme” stocks have been driven higher. In this instance, a tweet regarding car deliveries to a rival prompted the sharp rally as investors assumed the stock would benefit. The Fund’s underweight to the stock was driven by a negative view from traditional quality insights as well as poor sentiment across bond markets.

Elsewhere, fundamental valuation-based insights struggled as market preference assumed an increasingly pro-growth tone for the majority of the period. Unsurprisingly, an insight that compares companies across sales was the worst performer for the period with losses across commercial services stocks. Similarly, overweight positions to pro-reflation, reopening themes that informed positioning in both airline and hospitality stocks weighed on performance.

Finally, fundamental quality insights also produced negative results for the period. An insight that prefers lower-risk securities was a notable underperformer within energy stocks. The signal motivated positioning to equipment stocks over oil and gas companies, which ran against rising commodities prices. Insights related to environmental, social and governance (“ESG”) factors put further pressure on quality-driven positioning. Collectively, ESG measures had been some of the best performing over recent periods; however, they experienced a broad reversal during the third quarter 2021 amid rising commodities prices. Quality signals that evaluate company management, including a text-based signal that seeks to identify potential marketing “spin,” helped to offset some of the underperformance. Strength across management-focused insights was a broadly observed theme during the period.

Trend-based sentiment measures performed well overall during the period, capturing the evolving economic backdrop. This was led by strong performance across insights that analyze text from market participants. Specifically, signals that capture trends across both short-term performance and long-term fundamentals from executive commentaries were top performers, with gains across industrials and technology stocks. Additionally, newer insights developed to capture emerging market themes, such as wage pressures and supply chain challenges, were additive. Similarly, a higher frequency alternative data measure that captures online search activity performed well amid supply chain constraints by motivating an overweight to software versus an underweight to computer equipment companies.

Finally, industry macro thematic insights successfully captured the pivot toward a pro-secular growth preference during the period. Overall, underweights to pharmaceuticals and chemicals companies, driven by lower levels of e-invoicing across those industries relative to others, was additive. More broadly across health care, an insight that evaluates equity issuance activity motivated an underweight to the sector, which also proved beneficial.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. In this vein, the Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Index, the Fund remained largely sector-neutral at period end. The Fund ended the period with slight overweight positions in industrials and consumer discretionary, and slight underweights in health care and consumer staples stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Advantage Small Cap Core Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(2.60)%	22.21%	N/A	13.00%	N/A	12.66%	N/A
Investor A	(2.72)	21.83	15.43%	12.70	11.49%	12.37	11.68%
Investor C	(3.10)	20.96	19.96	11.87	11.87	11.59	11.59
Class K	(2.58)	22.24	N/A	13.03	N/A	12.69	N/A
Russell 2000® Index(d)	(2.60)	22.03	N/A	12.14	N/A	11.55	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)	The Fund commenced operations on March 14, 2013.
(d)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 974.00	$ 2.47		$ 1,000.00	$ 1,022.56	$ 2.54		0.50%
Investor A	1,000.00	972.80	3.71		1,000.00	1,021.31	3.80		0.75
Investor C	1,000.00	969.00	7.40		1,000.00	1,017.55	7.59		1.50
Class K	1,000.00	974.20	2.23		1,000.00	1,022.81	2.28		0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

EMCOR Group, Inc.	1%

Silicon Laboratories, Inc.	1

Lattice Semiconductor Corp.	1

Builders FirstSource, Inc.	1

SiteOne Landscape Supply, Inc.	1

Werner Enterprises, Inc.	1

Stifel Financial Corp.	1

First Interstate BancSystem, Inc., Class A	1

Insperity, Inc.	1

MDC Holdings, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	17%

Industrials	16

Financials	15

Information Technology	15

Consumer Discretionary	13

Real Estate	6

Energy	5

Materials	4

Utilities	3

Communication Services	3

Consumer Staples	2

Short-Term Securities	4

Liabilities in Excess of Other Assets	(3)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund and BlackRock Advantage Large Cap Growth Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. BlackRock Advantage International Fund’s Class R Shares performance shown prior to the Class R Shares inception date of September 12, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	13

Schedule of Investments (unaudited) November 30, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.8%
AGL Energy Ltd.	350,748	$1,339,980
Alumina Ltd.	543,319	690,666
AMP Ltd.(a)	53,261	39,058
Ansell Ltd.	1,354	30,668
Aristocrat Leisure Ltd.	154,693	4,807,889
Aurizon Holdings Ltd.	811,625	1,940,978
Australia & New Zealand Banking Group Ltd.	37,943	717,202
Beach Energy Ltd.	85,736	71,850
Bendigo & Adelaide Bank Ltd.	24,801	150,584
BHP Group Ltd.	368,306	10,317,644
Challenger Ltd.	16,076	73,417
Charter Hall Group	2,890	39,263
Coles Group Ltd.	1,760	22,475
Commonwealth Bank of Australia	2,258	149,076
CSL Ltd.	27,653	6,012,806
CSR Ltd.	8,260	34,139
Ensogo Ltd.(a)(b)	32,815	—
Flight Centre Travel Group Ltd.(a)	19,036	238,951
Glencore PLC	403,017	1,913,443
Goodman Group	267,749	4,673,348
Harvey Norman Holdings Ltd.	58,587	210,344
Iluka Resources Ltd.	10,361	63,018
IOOF Holdings Ltd.	136,610	357,930
JB Hi-Fi Ltd.	28,485	972,894
Macquarie Group Ltd.	19,416	2,703,919
Medibank Pvt Ltd.	2,775,415	6,781,163
Metcash Ltd.	52,187	150,070
Mirvac Group	321,594	651,133
Nine Entertainment Co. Holdings Ltd.	25,433	52,764
Orora Ltd.	27,141	64,222
Pilbara Minerals Ltd.(a)	19,424	35,505
QBE Insurance Group Ltd.	35,356	290,896
REA Group Ltd.	63,453	7,263,832
Rio Tinto PLC	11,245	689,365
Scentre Group	2,787,747	6,101,319
South32 Ltd.	681,968	1,704,151
Stockland	399,009	1,231,856
Treasury Wine Estates Ltd.	4,908	42,140
WiseTech Global Ltd.	51,511	1,886,986
Woodside Petroleum Ltd.	21,045	319,301
Worley Ltd.	62,373	422,009

		65,258,254

Austria — 1.0%
ANDRITZ AG	24,759	1,181,769
BAWAG Group AG(c)	19,997	1,161,335
Erste Group Bank AG	129,208	5,661,007
Raiffeisen Bank International AG	79,442	2,362,601
Verbund AG	5,396	564,283
Wienerberger AG	920	33,867

		10,964,862

Belgium — 0.6%
D’ieteren Group	1,333	243,206
Elia Group SA/NV	1,260	156,972
Groupe Bruxelles Lambert SA	31,691	3,441,626
Solvay SA	19,829	2,218,637
Telenet Group Holding NV	8,495	304,778

		6,365,219

China — 0.1%
BOC Hong Kong Holdings Ltd.	290,500	878,126

Security	Shares	Value

Denmark — 2.9%
AP Moller - Maersk A/S, Class B	1,248	$3,757,445
Carlsberg AS, Class B	4,946	768,108
Chr Hansen Holding A/S	2,091	155,570
Coloplast A/S, Class B	39,559	6,461,775
Demant A/S(a)	1,914	91,793
DSV A/S	108	23,514
Genmab A/S(a)	5,760	2,232,242
Novo Nordisk A/S, Class B	166,458	17,819,339
Novozymes A/S, B Shares	6,551	497,512
SimCorp A/S	4,098	415,395

		32,222,693

Finland — 2.8%
Fortum Oyj	4,225	121,478
Kesko Oyj, B Shares	59,829	1,878,463
Kone Oyj, Class B	141,865	9,319,777
Neste Oyj	25,708	1,215,909
Nokia Oyj(a)	1,501,240	8,413,929
Nordea Bank Abp	833,168	9,867,184
Outokumpu Oyj(a)	44,496	259,432
Sampo Oyj, A Shares	11,745	576,296
UPM-Kymmene Oyj	5,422	196,607

		31,849,075

France — 11.5%
Air Liquide SA	38,666	6,385,403
Airbus SE(a)	963	107,490
ALD SA(c)	19	267
Amundi SA(c)	33,475	2,784,904
Arkema SA	1,742	228,413
AXA SA	140,378	3,858,717
BioMerieux	973	137,683
BNP Paribas SA	80,130	4,980,048
Bouygues SA	3,948	133,344
Capgemini SE	29,878	6,897,979
Carrefour SA	51,910	858,609
Credit Agricole SA	99,684	1,357,367
Dassault Systemes SE	187,567	11,306,717
Electricite de France SA	353,405	4,959,171
Engie SA	658,733	9,529,630
Eurazeo SE	886	72,658
Hermes International	4,542	8,523,541
Kering SA	12,691	9,773,207
Klepierre SA	36,455	767,113
Legrand SA	13,596	1,493,587
L’Oreal SA	38,875	17,553,513
LVMH Moet Hennessy Louis Vuitton SE	8,616	6,699,753
Orange SA	10,088	108,454
Orpea SA	262	24,757
Pernod Ricard SA	3,032	695,721
Publicis Groupe SA	8,901	575,973
Remy Cointreau SA	873	204,734
Renault SA(a)	3,830	123,229
Rexel SA	400,190	7,336,444
Rubis SCA	111,564	3,071,485
Sanofi	18,643	1,772,247
Sartorius Stedim Biotech	2,184	1,289,379
SCOR SE	423	13,277
Société Générale SA	196,810	6,124,196
Sodexo SA(a)	3,960	333,185
Teleperformance	7,379	3,035,225
TotalEnergies SE	107,882	4,963,949
Unibail-Rodamco-Westfield(a)	12,226	804,722

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Veolia Environnement SA	14,795	$474,464
Wendel SE	771	88,158

		129,448,713

Germany — 9.7%
Allianz SE, Registered Shares	38,684	8,395,481
Bayer AG, Registered Shares	48,068	2,424,430
Bayerische Motoren Werke AG	64,112	6,145,351
Bayerische Motoren Werke AG, Preference Shares	1,081	84,764
Covestro AG(c)	14,905	840,648
Daimler AG, Registered Shares	21,441	2,008,015
Deutsche Boerse AG	19,389	3,044,518
Deutsche Post AG, Registered Shares	230,104	13,590,291
Deutsche Telekom AG	137,092	2,414,559
DWS Group GmbH & Co. KGaA(c)	23,516	925,734
Encavis AG	2,025	37,441
Evonik Industries AG	262,549	7,894,146
Fraport AG Frankfurt Airport Services Worldwide(a)	12,969	806,867
Freenet AG	33,628	852,748
Fresenius Medical Care AG & Co. KGaA	14,170	844,850
FUCHS PETROLUB SE, Preference Shares	2,721	122,219
Gerresheimer AG	15,354	1,408,461
HelloFresh SE(a)	12,805	1,298,678
HOCHTIEF AG	10,052	754,667
HUGO BOSS AG	6,762	394,044
K+S AG(a)	6,350	107,860
Merck KGaA	4,483	1,107,997
MTU Aero Engines AG	14,735	2,743,152
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	7,570	2,035,457
Nemetschek SE	3,576	451,944
ProSiebenSat.1 Media SE	8,615	126,564
SAP SE	146,429	18,765,055
Sartorius AG, Preference Shares	5,161	3,550,410
Scout24 AG(c)	65,747	4,363,438
Siemens AG, Registered Shares	112,309	17,903,813
Siemens Energy AG(a)	1,540	41,024
Symrise AG	7,981	1,122,702
TAG Immobilien AG	2,074	57,482
Telefonica Deutschland Holding AG	64,591	172,273
thyssenkrupp AG(a)	3,143	34,462
United Internet AG	8,107	303,794
Volkswagen AG	215	59,907
Vonovia SE	19,740	1,095,491
Wacker Chemie AG	8,737	1,502,756

		109,833,493

Hong Kong — 2.2%
AIA Group Ltd.	1,441,000	15,170,056
ASM Pacific Technology Ltd.	6,200	64,888
CK Asset Holdings Ltd.	186,000	1,063,923
Dah Sing Financial Holdings Ltd.	17,600	52,271
Haitong International Securities Group Ltd.	147,000	30,374
Kerry Properties Ltd.	450,500	1,171,453
Link REIT	22,600	195,914
NWS Holdings Ltd.	164,000	152,715
Swire Properties Ltd.	823,400	1,954,348
Techtronic Industries Co. Ltd.	255,000	5,244,514

		25,100,456

India — 0.0%
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $804,375)(a)(b)(d)	1,080	180,025

Security	Shares	Value

Ireland — 0.3%
AIB Group PLC(a)	27,038	$59,243
Bank of Ireland Group PLC(a)	3,753	20,520
CRH PLC	3,199	155,518
Kerry Group PLC, Class A	6,041	744,029
Kingspan Group PLC	15,338	1,778,429
Smurfit Kappa Group PLC	7,201	369,088

		3,126,827

Israel — 1.4%
Bank Hapoalim BM	481,365	4,679,707
Bank Leumi Le-Israel BM	17,558	168,954
Israel Discount Bank Ltd., Class A(a)	358,806	2,192,597
Mizrahi Tefahot Bank Ltd.	12,345	453,941
Nice Ltd.(a)	21,511	6,248,728
Teva Pharmaceutical Industries Ltd.(a)	276,832	2,310,643

		16,054,570

Italy — 2.0%
Amplifon SpA	24,030	1,170,375
Banca Generali SpA	2,103	85,979
Banca Mediolanum SpA	123,187	1,149,393
Banco BPM SpA	77,688	216,401
BPER Banca	716,990	1,362,966
Enel SpA	240,174	1,819,885
Hera SpA	131,383	504,762
Intesa Sanpaolo SpA	2,813,663	6,737,342
Italgas SpA	210,778	1,325,635
Mediobanca Banca di Credito Finanziario SpA	421,872	4,666,639
MFE-MediaForEurope NV	11	30
Moncler SpA	4,724	341,056
Pirelli & C SpA(c)	119,857	735,254
PRADA SpA	22,100	140,303
Reply SpA	873	168,953
Telecom Italia SpA	84,782	41,406
UniCredit SpA	151,873	1,833,686

		22,300,065

Japan — 21.3%
Advantest Corp.	36,600	3,195,206
Air Water, Inc.	8,800	129,467
Ajinomoto Co., Inc.	13,100	392,793
Amada Co. Ltd.	253,400	2,362,254
Aozora Bank Ltd.	3,400	73,928
Asahi Kasei Corp.	210,100	1,964,425
Astellas Pharma, Inc.	41,400	649,167
Benesse Holdings, Inc.	37,400	725,500
Bridgestone Corp.	204,500	8,200,158
Calbee, Inc.	35,900	806,579
Canon, Inc.	111,790	2,458,568
Casio Computer Co. Ltd.	146,400	1,894,337
Chugai Pharmaceutical Co. Ltd.	45,500	1,473,917
Chugoku Electric Power Co., Inc.	30,900	242,421
Coca-Cola Bottlers Japan Holdings, Inc.	1,700	18,876
COMSYS Holdings Corp.	4,200	91,695
Dai-ichi Life Holdings, Inc.	23,400	468,809
Daiichi Sankyo Co. Ltd.	56,900	1,414,313
Daikin Industries Ltd.	25,200	5,131,329
Daito Trust Construction Co. Ltd.	24,900	2,696,912
Dentsu Group, Inc.	1,700	53,838
Disco Corp.	1,000	286,252
DMG Mori Co. Ltd.	31,500	489,074
Ebara Corp.	8,900	475,132
Eisai Co. Ltd.	20,500	1,238,925
FANUC Corp.	12,400	2,430,926

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Fuji Oil Holdings, Inc.	33,200	$653,704
FUJIFILM Holdings Corp.	13,500	1,061,925
Fuyo General Lease Co. Ltd.	900	56,782
Hamamatsu Photonics KK	600	36,838
Hikari Tsushin, Inc.	6,600	955,705
Hisamitsu Pharmaceutical Co., Inc.	12,300	431,468
Honda Motor Co. Ltd.	52,400	1,434,962
Hoya Corp.	44,000	6,964,608
Hulic Co. Ltd.	54,600	516,538
Inpex Corp.	292,800	2,395,863
ITOCHU Corp.	167,700	4,795,904
Itochu Techno-Solutions Corp.	2,100	68,317
Japan Post Holdings Co. Ltd.	536,100	4,040,245
Japan Tobacco, Inc.	587,500	11,701,160
Kao Corp.	52,200	2,662,806
KDDI Corp.	95,900	2,782,555
Keyence Corp.	15,400	9,510,756
Kirin Holdings Co. Ltd.	59,400	946,402
Kuraray Co. Ltd.	49,600	411,140
Kyocera Corp.	5,400	320,061
Lintec Corp.	23,700	520,687
Lion Corp.	80,800	1,147,651
M3, Inc.	4,000	215,033
Marubeni Corp.	201,200	1,799,206
Mitsubishi Corp.	23,400	695,786
Mitsubishi Electric Corp.	22,400	279,882
Mitsubishi HC Capital, Inc.	278,200	1,305,864
Mitsubishi Heavy Industries Ltd.	3,600	80,750
Mitsubishi Materials Corp.	39,800	681,743
Mitsubishi Motors Corp.(a)	22,700	72,998
Mitsui Mining & Smelting Co. Ltd.	8,300	212,336
Mitsui OSK Lines Ltd.	1,700	96,905
MS&AD Insurance Group Holdings, Inc.	203,400	5,930,867
Murata Manufacturing Co. Ltd.	36,900	2,707,131
NEC Corp.	48,300	2,179,166
NET One Systems Co. Ltd.	8,700	260,176
Nexon Co. Ltd.	29,200	579,699
NGK Spark Plug Co. Ltd.	43,500	721,977
NH Foods Ltd.	12,100	411,361
Nihon M&A Center, Inc.	23,900	701,219
Nikon Corp.	75,300	779,523
Nippon Paint Holdings Co. Ltd.	52,800	554,036
Nippon Telegraph & Telephone Corp.	41,400	1,139,157
Nomura Real Estate Holdings, Inc.	7,300	158,282
Nomura Research Institute Ltd.	10,100	431,798
Obic Co. Ltd.	8,200	1,508,085
Olympus Corp.	156,300	3,492,257
Omron Corp.	28,900	2,776,729
Ono Pharmaceutical Co. Ltd.	1,600	35,291
Oracle Corp. Japan	2,500	245,241
Otsuka Holdings Co. Ltd.	1,000	36,220
Rakus Co. Ltd.	17,400	465,965
Recruit Holdings Co. Ltd.	136,800	8,306,455
Relo Group, Inc.	10,200	187,700
Ricoh Co. Ltd.	56,700	500,234
Secom Co. Ltd.	25,000	1,692,304
Seiko Epson Corp.	8,400	135,437
Sekisui House Ltd.	267,100	5,191,041
Shimadzu Corp.	5,300	224,722
Shimamura Co. Ltd.	600	51,258
Shin-Etsu Chemical Co. Ltd.	22,500	3,747,749
SMC Corp.	3,300	2,106,857

Security	Shares	Value

Japan (continued)
SoftBank Corp.	191,300	$2,633,164
SoftBank Group Corp.	80,500	4,230,441
Sojitz Corp.	3,500	49,278
Sony Group Corp.	17,100	2,086,350
Subaru Corp.	96,900	1,825,026
Sumitomo Chemical Co. Ltd.	2,129,900	9,769,956
Sumitomo Corp.	473,000	6,440,029
Sumitomo Heavy Industries Ltd.	1,900	41,931
Sumitomo Mitsui Financial Group, Inc.	396,000	12,883,828
Sumitomo Rubber Industries Ltd.	186,400	1,868,190
Sundrug Co. Ltd.	14,900	393,416
Suntory Beverage & Food Ltd.	33,900	1,195,884
Sysmex Corp.	10,400	1,293,582
T&D Holdings, Inc.	53,600	629,969
Taiheiyo Cement Corp.	8,500	164,062
Takeda Pharmaceutical Co. Ltd.	86,100	2,303,430
TDK Corp.	12,500	494,493
Teijin Ltd.	10,100	115,359
Terumo Corp.	158,400	6,450,715
TIS, Inc.	2,400	73,979
Tokio Marine Holdings, Inc.	117,800	5,915,833
Tokyo Electron Ltd.	27,400	14,397,871
Tokyo Gas Co. Ltd.	149,500	2,557,609
Tokyo Tatemono Co. Ltd.	4,600	65,118
Toppan, Inc.	1,700	25,769
Toshiba Corp.	26,800	1,069,695
Toyota Motor Corp.	250,700	4,447,230
Trend Micro, Inc.	46,000	2,652,507
Unicharm Corp.	128,200	5,553,136
Yamada Holdings Co. Ltd.	415,200	1,450,851
Yamaha Motor Co. Ltd.	56,900	1,430,952
Yamazaki Baking Co. Ltd.	25,700	333,693

		240,322,664

Luxembourg — 0.3%
ArcelorMittal SA	46,281	1,256,430
RTL Group SA	34,168	1,757,502
SES SA	9	70

		3,014,002

Netherlands — 6.2%
ABN AMRO Bank NV, CVA(c)	46,063	657,455
Adyen NV(a)(c)	1,601	4,434,506
Argenx SE(a)	1,117	312,935
ASML Holding NV	23,716	18,614,218
ASR Nederland NV	64,023	2,734,122
EXOR NV	6,138	538,124
IMCD NV	11,862	2,634,790
JDE Peet’s NV	12,247	333,787
Koninklijke Ahold Delhaize NV	325,929	10,967,434
Koninklijke KPN NV	368,358	1,085,065
NN Group NV	5,471	271,851
OCI NV(a)	1,692	46,331
PostNL NV	424,138	1,811,601
Randstad NV	88,046	5,555,782
Royal Dutch Shell PLC, A Shares	388,056	8,117,889
Royal Dutch Shell PLC, B Shares	220,732	4,625,649
Wolters Kluwer NV	69,544	7,820,974

		70,562,513

New Zealand — 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	167,388	3,787,248
Mainfreight Ltd.	402	24,952
Meridian Energy Ltd.	15,853	50,982

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

New Zealand (continued)
Spark New Zealand Ltd.	281,599	$880,721
Xero Ltd.(a)	10,254	1,041,473

		5,785,376

Norway — 1.1%
Aker BP ASA	10,541	331,207
DNB Bank ASA	47,473	1,036,096
Equinor ASA	401,192	10,038,209
Gjensidige Forsikring ASA	17,457	395,444
Nordic Semiconductor ASA(a)	1,968	65,477
Norsk Hydro ASA	123,538	800,043

		12,666,476

Portugal — 0.2%
EDP - Energias de Portugal SA	192,242	1,053,475
Jeronimo Martins SGPS SA	52,855	1,151,802

		2,205,277

Singapore — 0.9%
Jardine Cycle & Carriage Ltd.	296,400	4,588,108
Mapletree Logistics Trust	58,300	79,305
Oversea-Chinese Banking Corp. Ltd.	168,400	1,349,592
Singapore Telecommunications Ltd.	1,740,100	2,996,303
Suntec Real Estate Investment Trust	29,800	32,039
United Overseas Bank Ltd.	77,600	1,452,371

		10,497,718

South Africa — 0.3%
Anglo American PLC	103,649	3,815,304

Spain — 1.4%
Acciona SA	12,481	2,226,130
ACS Actividades de Construccion y Servicios SA	2,536	60,778
Banco Bilbao Vizcaya Argentaria SA	206,338	1,093,926
Banco de Sabadell SA(a)	253,955	171,483
Banco Santander SA	151,377	470,669
Bankinter SA	145,649	716,452
Fluidra SA	44,473	1,696,429
Grifols SA	2,236	40,142
Iberdrola SA	19,332	217,134
Industria de Diseno Textil SA	215,932	6,825,764
Mediaset Espana Comunicacion SA(a)	24	116
Repsol SA	151,858	1,678,027
Telefonica SA	189,908	861,620

		16,058,670

Sweden — 3.7%
Alfa Laval AB	848	32,720
Assa Abloy AB, Class B	99,696	2,793,445
Atlas Copco AB, A Shares	103,813	6,351,162
Atlas Copco AB, B Shares	49,590	2,575,683
Avanza Bank Holding AB	1,282	48,770
Castellum AB	24,707	695,887
Elekta AB, B Shares	156,474	1,845,359
Evolution AB(c)	6,635	696,660
Fastighets AB Balder, B Shares(a)	1,028	76,789
Getinge AB, B Shares	1,054	44,165
Hexagon AB, B Shares	244,231	3,551,770
Husqvarna AB, B Shares	7,779	109,517
Industrivarden AB, C Shares	968	28,531
Indutrade AB	18,293	511,088
Investment AB Latour, B Shares	3,874	146,022
Investor AB, B Shares	295,005	6,854,897
L E Lundbergforetagen AB, B Shares	20,693	1,134,947
Lundin Energy AB	51,046	1,803,936
Saab AB, Class B	176,006	4,588,719

Security	Shares	Value

Sweden (continued)
Sagax AB, Class B	14,290	$556,792
Samhallsbyggnadsbolaget i Norden AB	100,874	736,624
SSAB AB, A Shares(a)	43,707	215,154
Svenska Handelsbanken AB, A Shares	3,570	37,770
Swedish Match AB	574,596	4,192,170
Tele2 AB, B Shares	53,499	763,465
Telefonaktiebolaget LM Ericsson, B Shares	178,335	1,792,706
Trelleborg AB, B Shares	1,813	41,155

		42,225,903

Switzerland — 8.5%
ABB Ltd., Registered Shares	375,855	12,998,120
Adecco Group AG, Registered Shares	35,749	1,656,729
Baloise Holding AG, Registered Shares	3,634	542,119
Banque Cantonale Vaudoise	3,369	273,744
Cie Financiere Richemont SA, Registered Shares	55,954	8,326,823
Dufry AG, Registered Shares(a)	2,507	112,613
Givaudan SA, Registered Shares	2,482	12,133,881
IWG PLC(a)	56,809	210,358
Kuehne + Nagel International AG, Registered Shares	1,972	563,734
Lonza Group AG, Registered Shares	1,125	907,141
Medmix AG(a)(c)	2	95
Nestlé SA, Registered Shares	130,562	16,734,364
Novartis AG, Registered Shares	203,258	16,200,831
Partners Group Holding AG	1,285	2,217,715
PSP Swiss Property AG, Registered Shares	750	87,957
Roche Holding AG	32,445	12,666,864
Roche Holding AG	1,615	669,654
SGS SA, Registered Shares	88	265,476
Sika AG, Registered Shares	11,017	4,302,150
Sonova Holding AG, Registered Shares	1,449	544,561
Straumann Holding AG, Registered Shares	37	78,660
Sulzer AG, Registered Shares	2	190
Swatch Group AG	861	252,884
Swiss Life Holding AG, Registered Shares	129	74,038
Tecan Group AG, Registered Shares	758	451,718
Temenos AG, Registered Shares	3,093	395,577
UBS Group AG, Registered Shares	73,489	1,270,734
VAT Group AG(c)	662	318,015
Zurich Insurance Group AG	4,927	2,025,538

		96,282,283

United Kingdom — 10.9%
3i Group PLC	6,878	126,197
Ashtead Group PLC	122,270	9,836,396
Associated British Foods PLC	103,225	2,634,865
AstraZeneca PLC	115,350	12,646,380
Auto Trader Group PLC(c)	19,756	191,903
Aviva PLC	111,415	568,624
Barclays PLC	21,360	52,154
Bellway PLC	17,527	731,588
BP PLC	2,028,235	8,799,965
British American Tobacco PLC	384,660	12,873,508
BT Group PLC(a)	374,794	788,977
Burberry Group PLC	70,440	1,654,415
CK Hutchison Holdings Ltd.	45,000	281,710
Close Brothers Group PLC	15	257
Compass Group PLC(a)	41,726	813,985
Croda International PLC	7,792	1,044,977
Diageo PLC	131,518	6,637,483
Direct Line Insurance Group PLC	194,648	697,533
Dunelm Group PLC	24	429
Experian PLC	134,450	6,036,249

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Future PLC	9,978	$476,261
GlaxoSmithKline PLC	120,483	2,446,180
Greggs PLC	23,512	935,833
Halma PLC	2,210	88,092
HomeServe PLC	150,091	1,794,526
HSBC Holdings PLC	29,124	160,951
IG Group Holdings PLC	52,158	536,793
IMI PLC	24,145	546,219
Imperial Brands PLC	127,068	2,596,854
International Consolidated Airlines Group SA(a)	502,427	853,775
Intertek Group PLC	5,077	359,526
ITV PLC(a)	1,440,142	2,116,017
J Sainsbury PLC	277,127	1,018,124
Kingfisher PLC	404,274	1,698,851
Lloyds Banking Group PLC	12,836,273	7,970,611
Micro Focus International PLC	379,149	1,756,371
Next PLC	17,172	1,794,044
Phoenix Group Holdings PLC	47,192	400,731
RELX PLC	114,614	3,555,400
Rightmove PLC	594,137	5,900,566
Rolls-Royce Holdings PLC(a)	95,914	156,469
Royal Mail PLC	93,038	619,633
Smiths Group PLC	182,154	3,479,000
Spectris PLC	1,048	49,097
SSE PLC	3,030	62,293
Standard Chartered PLC	248,234	1,366,060
Subsea 7 SA	39	272
Taylor Wimpey PLC	352,375	740,073
Tesco PLC	749,403	2,764,144
Tritax Big Box REIT PLC	39,937	126,224
Unilever PLC	141,022	7,202,421
Virgin Money UK PLC(a)	45,634	101,143
WH Smith PLC(a)	2,861	50,296
Whitbread PLC(a)	65,409	2,438,163
WPP PLC	12,061	167,408

		122,746,016

United States — 1.9%
Ferguson PLC	9,736	1,482,089
James Hardie Industries PLC	143,644	5,630,044
Palantir Technologies, Inc., Class A(a)	4	82

Security	Shares	Value

United States (continued)
Schneider Electric SE	77,745	$13,797,710
Tenaris SA	18,018	176,449

		21,086,374

Total Common Stocks — 97.5% (Cost: $999,700,366)		1,100,850,954

Rights

Singapore — 0.0%
Mapletree Logistics Trust (Expires 12/14/21, Strike Price SGD 1.84)(a)	2,157	32

Total Rights — 0.0% (Cost: $ —)		32

Total Long-Term Investments — 97.5% (Cost: $999,700,366)		1,100,850,986

Short-Term Securities(e)(f)

Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	23,976,784	23,976,784

Total Short-Term Securities — 2.1% (Cost: $23,976,784)		23,976,784

Total Investments — 99.6% (Cost: $1,023,677,150)		1,124,827,770

Other Assets Less Liabilities — 0.4%		4,533,134

Net Assets — 100.0%		$1,129,360,904

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $180,025, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$31,337,962	$—	$(7,361,178	)(a)	$—	$—	$23,976,784	23,976,784	$743		$—
SL Liquidity Series, LLC, Money Market Series(b)	125,042	—	(124,804	)(a)	(238)	—	—	—	14,493	(c)	—

					$(238)	$—	$23,976,784		$15,236		$—

(a)	Represents net amount purchased (sold).

(b)	As of period end, the entity is no longer held by the Fund.

(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	210	12/17/21	$23,473	$(1,060,600)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$1,060,600	$—	$—	$—	$1,060,600

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,234,506	$—	$—	$—	$2,234,506

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(2,588,783)	$—	$—	$—	$(2,588,783)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$30,078,075

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$65,258,254	$—	$65,258,254
Austria	—	10,964,862	—	10,964,862
Belgium	—	6,365,219	—	6,365,219
China	—	878,126	—	878,126
Denmark	155,570	32,067,123	—	32,222,693
Finland	—	31,849,075	—	31,849,075
France	—	129,448,713	—	129,448,713
Germany	122,219	109,711,274	—	109,833,493
Hong Kong	—	25,100,456	—	25,100,456
India	—	—	180,025	180,025
Ireland	744,029	2,382,798	—	3,126,827
Israel	—	16,054,570	—	16,054,570
Italy	—	22,300,065	—	22,300,065
Japan	—	240,322,664	—	240,322,664
Luxembourg	—	3,014,002	—	3,014,002
Netherlands	—	70,562,513	—	70,562,513
New Zealand	—	5,785,376	—	5,785,376
Norway	—	12,666,476	—	12,666,476
Portugal	1,151,802	1,053,475	—	2,205,277
Singapore	—	10,497,718	—	10,497,718
South Africa	—	3,815,304	—	3,815,304
Spain	257,276	15,801,394	—	16,058,670
Sweden	—	42,225,903	—	42,225,903
Switzerland	95	96,282,188	—	96,282,283
United Kingdom	2,341,174	120,404,842	—	122,746,016
United States	82	21,086,292	—	21,086,374
Rights	—	32	—	32
Short-Term Securities
Money Market Funds	23,976,784	—	—	23,976,784

	$28,749,031	$1,095,898,714	$180,025	$1,124,827,770

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,060,600)	$—	$—	$(1,060,600)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Axon Enterprise, Inc.(a)	4,157	$701,660
Lockheed Martin Corp.	6,758	2,252,577

		2,954,237

Air Freight & Logistics — 1.5%
CH Robinson Worldwide, Inc.	67,439	6,412,775
Expeditors International of Washington, Inc.	90,966	11,063,285
United Parcel Service, Inc., Class B	2,704	536,392

		18,012,452

Auto Components — 0.6%
BorgWarner, Inc.	160,711	6,955,572

Automobiles — 3.8%
Rivian Automotive, Inc., Class A(a)	20,258	2,426,098
Tesla, Inc.(a)	36,970	42,321,777

		44,747,875

Banks — 0.3%
First Republic Bank	15,894	3,332,336

Beverages — 0.7%
Coca-Cola Europacific Partners PLC	65,264	3,222,084
Molson Coors Beverage Co., Class B	13,667	607,361
PepsiCo, Inc.	29,769	4,756,491

		8,585,936

Biotechnology — 0.5%
AbbVie, Inc.	32,421	3,737,493
Moderna, Inc.(a)	7,247	2,554,060

		6,291,553

Building Products — 0.9%
Allegion PLC	994	122,898
Trane Technologies PLC	55,621	10,381,660

		10,504,558

Capital Markets — 0.3%
Blackstone, Inc.	3,620	512,049
FactSet Research Systems, Inc.	1,215	569,312
S&P Global, Inc.	2,794	1,273,310
Stifel Financial Corp.	12,897	915,816

		3,270,487

Chemicals — 0.0%
Cabot Corp.	1	53
PPG Industries, Inc.	2	308

		361

Commercial Services & Supplies — 0.3%
Driven Brands Holdings, Inc.(a)	10,273	317,025
IAA, Inc.(a)	34,489	1,665,819
Waste Connections, Inc.	13,126	1,746,545

		3,729,389

Communications Equipment — 0.0%
Juniper Networks, Inc.	8,387	261,087

Consumer Finance — 0.7%
Ally Financial, Inc.	6,324	289,829
American Express Co.	51,295	7,812,229

		8,102,058

Diversified Consumer Services — 0.2%
Service Corp. International	37,732	2,496,349

Diversified Financial Services — 0.5%
Voya Financial, Inc.	99,202	6,164,412

Security	Shares	Value

Electric Utilities — 0.3%
OGE Energy Corp.	106,736	$3,663,180

Electronic Equipment, Instruments & Components — 0.4%
Keysight Technologies, Inc.(a)	20,878	4,060,354
Zebra Technologies Corp., Class A(a)	953	561,107

		4,621,461

Entertainment — 1.8%
Electronic Arts, Inc.	5,103	633,895
Netflix, Inc.(a)	5,419	3,478,456
Roku, Inc.(a)	20,001	4,552,428
Spotify Technology SA(a)	14,909	3,555,796
Walt Disney Co.(a)	35,918	5,204,518
Zynga, Inc., Class A(a)	517,341	3,119,566

		20,544,659

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Homes 4 Rent, Class A	72,468	2,905,242
CubeSmart	46,734	2,519,897
Extra Space Storage, Inc.	904	180,800
Life Storage, Inc.	22,672	2,995,878
Prologis, Inc.	49,754	7,500,416

		16,102,233

Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	19,021	10,259,547
Sysco Corp.	17,995	1,260,370

		11,519,917

Gas Utilities — 0.2%
UGI Corp.	49,601	2,046,041

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	3,877	487,610
Align Technology, Inc.(a)	9,004	5,506,216
Dexcom, Inc.(a)	11,367	6,394,961
IDEXX Laboratories, Inc.(a)	26,261	15,968,526
Insulet Corp.(a)	8,209	2,367,804

		30,725,117

Health Care Providers & Services — 0.6%
AmerisourceBergen Corp.	2,804	324,563
McKesson Corp.	27,761	6,017,474

		6,342,037

Hotels, Restaurants & Leisure — 0.6%
Booking Holdings, Inc.(a)	3,072	6,456,883
McDonald’s Corp.	2,897	708,606

		7,165,489

Household Durables — 0.6%
DR Horton, Inc.	65,358	6,385,477
Whirlpool Corp.	3,419	744,453

		7,129,930

Household Products — 0.8%
Colgate-Palmolive Co.	125,827	9,439,542

Insurance — 1.6%
Marsh & McLennan Cos., Inc.	54,709	8,973,370
MetLife, Inc.	155,121	9,099,398
Willis Towers Watson PLC	1,765	398,608

		18,471,376

Interactive Media & Services — 8.3%
Alphabet, Inc., Class A(a)	8,106	23,004,423
Alphabet, Inc., Class C(a)	12,017	34,236,914
Meta Platforms, Inc., Class A(a)	112,189	36,400,843
Snap, Inc., Class A(a)	8,914	424,395

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Twitter, Inc.(a)	36,396	$1,599,240
ZoomInfo Technologies, Inc., Class A(a)	26,816	1,654,547

		97,320,362

Internet & Direct Marketing Retail — 7.2%
Amazon.com, Inc.(a)	23,195	81,346,489
Chewy, Inc., Class A(a)	4,683	319,661
Etsy, Inc.(a)	8,926	2,450,901

		84,117,051

IT Services — 7.3%
Accenture PLC, Class A	14,500	5,182,300
Automatic Data Processing, Inc.	44,238	10,214,112
Broadridge Financial Solutions, Inc.	5,507	928,315
EPAM Systems, Inc.(a)	1,041	633,500
Fidelity National Information Services, Inc.	2,394	250,173
Mastercard, Inc., Class A	33,867	10,665,396
Okta, Inc.(a)	23,955	5,155,835
PayPal Holdings, Inc.(a)	114,222	21,118,505
Snowflake, Inc., Class A(a)	394	134,019
Square, Inc., Class A(a)	1,726	359,577
Toast, Inc., Class A(a)	10,131	405,139
Visa, Inc., Class A	155,875	30,203,899

		85,250,770

Life Sciences Tools & Services — 2.9%
Agilent Technologies, Inc.	105,757	15,958,731
Bruker Corp.	62,998	5,102,208
Danaher Corp.	18,562	5,970,282
Illumina, Inc.(a)	2,619	956,799
Mettler-Toledo International, Inc.(a)	91	137,786
PPD, Inc.(a)	82,341	3,878,261
Repligen Corp.(a)	1,145	328,043
Syneos Health, Inc., Class A(a)	20,945	2,035,016

		34,367,126

Machinery — 1.2%
Caterpillar, Inc.	3,270	632,254
Deere & Co.	11,831	4,088,084
Illinois Tool Works, Inc.	13,268	3,080,166
Otis Worldwide Corp.	83,289	6,696,436

		14,496,940

Media — 0.5%
Altice USA, Inc., Class A(a)	84,033	1,331,083
Fox Corp., Class A	67,670	2,416,496
Nexstar Media Group, Inc., Class A	3,201	478,549
Sirius XM Holdings, Inc.	302,041	1,842,450

		6,068,578

Multiline Retail — 1.4%
Nordstrom, Inc.(a)	67,762	1,434,522
Target Corp.	60,825	14,831,568

		16,266,090

Multi-Utilities — 0.1%
DTE Energy Co.	11,229	1,216,550

Oil, Gas & Consumable Fuels — 0.2%
EOG Resources, Inc.	23,125	2,011,875

Personal Products — 0.8%
Estee Lauder Cos., Inc., Class A	29,291	9,726,662

Pharmaceuticals — 1.5%
Johnson & Johnson	40,648	6,338,243
Zoetis, Inc.	49,973	11,096,005

		17,434,248

Security	Shares	Value

Professional Services — 0.9%
Equifax, Inc.	36,122	$10,065,395

Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A(a)	2,395	228,890
Zillow Group, Inc., Class A(a)	2,950	159,625

		388,515

Road & Rail — 1.1%
Landstar System, Inc.	26,409	4,451,237
Lyft, Inc., Class A(a)	11,722	476,030
Old Dominion Freight Line, Inc.	13,543	4,810,067
Ryder System, Inc.	41,918	3,482,548

		13,219,882

Semiconductors & Semiconductor Equipment — 8.7%
Advanced Micro Devices, Inc.(a)	90,533	14,337,711
Analog Devices, Inc.	713	128,518
Applied Materials, Inc.	76,535	11,265,187
Cirrus Logic, Inc.(a)	6,008	481,722
CMC Materials, Inc.	1	133
Intel Corp.	110,976	5,460,019
KLA Corp.	11,316	4,618,399
Lam Research Corp.	8,139	5,533,299
Marvell Technology, Inc.	4,142	294,786
NVIDIA Corp.	155,050	50,664,138
QUALCOMM, Inc.	32,993	5,957,216
Texas Instruments, Inc.	5,816	1,118,824
Xilinx, Inc.	5,215	1,191,367

		101,051,319

Software — 18.4%
Adobe, Inc.(a)	46,344	31,043,528
Atlassian Corp. PLC, Class A(a)	3,337	1,255,780
Autodesk, Inc.(a)	742	188,609
Cadence Design Systems, Inc.(a)	24,271	4,307,132
Crowdstrike Holdings, Inc., Class A(a)	11,361	2,466,927
Dynatrace, Inc.(a)	1,663	104,520
Fortinet, Inc.(a)	1,628	540,675
FreedomPay, Inc.(a)(b)	43,051	—
HubSpot, Inc.(a)	7,758	6,260,008
Intuit, Inc.	35,076	22,880,075
Manhattan Associates, Inc.(a)	18,800	2,935,808
Microsoft Corp.	305,343	100,943,342
PagerDuty, Inc.(a)	48,658	1,724,926
Paycom Software, Inc.(a)	1,677	733,654
Paylocity Holding Corp.(a)	420	105,983
Rapid7, Inc.(a)	5,265	653,176
salesforce.com, Inc.(a)	7,267	2,070,804
ServiceNow, Inc.(a)	32,870	21,289,899
Smartsheet, Inc., Class A(a)	5,441	348,224
VMware, Inc., Class A	1,647	192,271
Workday, Inc., Class A(a)	55,047	15,095,539

		215,140,880

Specialty Retail — 2.9%
Advance Auto Parts, Inc.	6,133	1,353,676
American Eagle Outfitters, Inc.	121,238	3,138,852
AutoNation, Inc.(a)	8,430	1,044,055
Dick’s Sporting Goods, Inc.	3,477	408,756
Home Depot, Inc.	28,323	11,346,477
Lithia Motors, Inc.	2,936	855,345
Lowe’s Cos., Inc.	27,754	6,788,351
National Vision Holdings, Inc.(a)	33,622	1,615,201
O’Reilly Automotive, Inc.(a)	770	491,383
Penske Automotive Group, Inc.	18,887	1,881,523

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
TJX Cos., Inc.	23,267	$1,614,730
Tractor Supply Co.	14,671	3,305,816

		33,844,165

Technology Hardware, Storage & Peripherals — 11.8%
Apple Inc.	681,561	112,662,033
Dell Technologies, Inc., Class C(a)	211,283	11,931,151
Hewlett Packard Enterprise Co.	244,233	3,504,744
NetApp, Inc.	67,984	6,042,418
Pure Storage, Inc., Class A(a)	134,629	4,169,460

		138,309,806

Textiles, Apparel & Luxury Goods — 0.8%
Levi Strauss & Co., Class A	11,336	289,861
Ralph Lauren Corp.	16,044	1,861,746
Tapestry, Inc.	174,651	7,006,998

		9,158,605

Trading Companies & Distributors — 0.4%
SiteOne Landscape Supply, Inc.(a)	18,676	4,488,963

Total Long-Term Investments — 98.9% (Cost: $700,681,534)		1,157,123,426

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	11,336,917	$11,336,917

Total Short-Term Securities — 1.0% (Cost: $11,336,917)		11,336,917

Total Investments — 99.9% (Cost: $712,018,451)		1,168,460,343

Other Assets Less Liabilities — 0.1%		827,111

Net Assets — 100.0%		$1,169,287,454

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$10,090,174	$1,246,743	(a)	$—		$ —	$ —	$11,336,917	11,336,917	$259		$—
SL Liquidity Series, LLC, Money Market Series(b)	1,341,323	—		(1,341,323	)(a)	—	—	—	—	30,473	(c)	—

						$ —	$ —	$11,336,917		$30,732		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	40	12/17/21	$12,920	$(89,176)

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Large Cap Growth Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$89,176	$—	$—	$—	$89,176

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,272,596	$—	$—	$—	$2,272,596

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(170,951)	$—	$—	$—	$(170,951)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$12,537,375

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,157,123,426	$ —	$ —	$1,157,123,426
Short-Term Securities
Money Market Funds	11,336,917	—	—	11,336,917

	$1,168,460,343	$ —	$ —	$1,168,460,343

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(89,176)	$ —	$ —	$(89,176)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Aerojet Rocketdyne Holdings, Inc.	116,208	$4,885,384
Astronics Corp.(a)(b)	70,285	735,181
HEICO Corp., Class A	8,358	1,038,064
Mercury Systems, Inc.(a)	27,552	1,348,671
Moog, Inc., Class A	65,566	4,535,200
PAE, Inc.(a)	107,462	1,066,023

		13,608,523

Air Freight & Logistics — 0.6%
Hub Group, Inc., Class A(a)	345,836	26,861,082

Airlines — 0.3%
Mesa Air Group, Inc.(a)	93,800	662,228
Spirit Airlines, Inc.(a)(b)	508,991	10,643,002

		11,305,230

Auto Components — 0.9%
Cooper-Standard Holdings, Inc.(a)	93,345	2,155,336
Dana, Inc.	70,173	1,508,720
Fox Factory Holding Corp.(a)	49,110	8,632,065
Goodyear Tire & Rubber Co.(a)	369,746	7,435,592
LCI Industries	115,985	17,661,036
Modine Manufacturing Co.(a)	67,395	698,212
Standard Motor Products, Inc.	16,253	813,300
XPEL, Inc.(a)	36,191	2,601,771

		41,506,032

Automobiles — 0.1%
Fisker, Inc.(a)(b)	271,796	5,813,716

Banks — 7.2%
Ameris Bancorp	23,307	1,134,352
Associated Banc-Corp.	47,180	1,033,242
Banc of California, Inc.	132,573	2,597,105
BancFirst Corp.	105,401	6,706,666
Bancorp, Inc.(a)	124,775	3,527,389
BankFinancial Corp.	51,173	543,457
Banner Corp.	65,464	3,749,778
Cadence Bank	230,567	6,737,168
Capital City Bank Group, Inc.	153,800	4,077,238
Capstar Financial Holdings, Inc.	94,006	1,958,145
Carter Bankshares, Inc.(a)	57,216	830,204
Cathay General Bancorp	19,988	837,697
CIT Group, Inc.	154,264	7,568,192
Community Trust Bancorp, Inc.	56,438	2,370,396
ConnectOne Bancorp, Inc.	17,391	565,208
Equity Bancshares, Inc., Class A	15,661	509,296
Financial Institutions, Inc.	24,794	763,655
First BanCorp	142,020	1,887,446
First Busey Corp.	35,793	919,880
First Commonwealth Financial Corp.	71,481	1,074,359
First Community Bankshares, Inc.	71,284	2,330,987
First Financial Bankshares, Inc.	211,920	10,579,046
First Financial Corp.	29,862	1,297,803
First Financial Northwest, Inc.	135,390	2,243,412
First Horizon Corp.	185,442	2,991,179
First Interstate BancSystem, Inc., Class A	1,036,348	42,282,998
First United Corp.	33,701	629,198
Fulton Financial Corp.	662,390	10,459,138
Glacier Bancorp, Inc.	441,511	23,974,047
Hancock Whitney Corp.	257,373	12,297,282
HBT Financial, Inc.	158,201	2,847,618
Heartland Financial USA, Inc.	709,176	33,685,860
Heritage Commerce Corp.	234,719	2,572,520

Security	Shares	Value

Banks (continued)
Independent Bank Corp.	104,487	$2,356,182
Independent Bank Group, Inc.	11,781	817,955
Investors Bancorp, Inc.	355,076	5,287,082
Lakeland Bancorp, Inc.	115,411	2,064,703
Mercantile Bank Corp.	59,028	1,982,160
Mid Penn Bancorp, Inc.	109,271	3,437,666
Midland States Bancorp, Inc.	94,816	2,256,621
Northrim BanCorp, Inc.	89,704	3,637,497
OceanFirst Financial Corp.	351,672	7,247,960
Peapack-Gladstone Financial Corp.	100,390	3,320,901
Republic Bancorp, Inc., Class A	37,626	1,927,580
Republic First Bancorp, Inc.(a)	1,420,359	4,800,813
Sandy Spring Bancorp, Inc.	318,736	14,958,280
Sierra Bancorp	92,690	2,333,934
Simmons First National Corp., Class A	26,963	784,893
SmartFinancial, Inc.	37,738	968,734
South Plains Financial, Inc.	44,650	1,116,250
South State Corp.	363,333	28,390,841
Texas Capital Bancshares, Inc.(a)(b)	32,577	1,834,737
TriCo Bancshares	41,332	1,742,557
TriState Capital Holdings, Inc.(a)	45,103	1,349,031
UMB Financial Corp.	38,466	3,868,910
United Bankshares, Inc.	35,535	1,269,666
United Community Banks, Inc.	106,020	3,633,305
Univest Financial Corp.	105,736	2,915,142
Washington Trust Bancorp, Inc.	69,029	3,713,760
WesBanco, Inc.	500,045	16,276,465
Wintrust Financial Corp.	31,113	2,723,321

		324,598,907

Biotechnology — 7.7%
89bio, Inc.(a)	41,155	543,658
ACADIA Pharmaceuticals, Inc.(a)(b)	71,535	1,373,472
Adverum Biotechnologies, Inc.(a)(b)	339,595	590,895
Agenus, Inc.(a)(b)	865,420	2,726,073
Akebia Therapeutics, Inc.(a)(b)	263,155	713,150
Akero Therapeutics, Inc.(a)	48,485	1,030,791
Alector, Inc.(a)	241,874	4,994,698
Alkermes PLC(a)	348,413	7,637,213
Allakos, Inc.(a)	46,769	3,664,351
Allogene Therapeutics, Inc.(a)(b)	365,128	6,751,217
Amicus Therapeutics, Inc.(a)	174,722	1,871,273
Anika Therapeutics, Inc.(a)	27,511	1,076,505
Apellis Pharmaceuticals, Inc.(a)	47,822	2,012,350
Applied Molecular Transport, Inc.(a)	32,671	555,407
Aptinyx, Inc.(a)	222,213	511,090
Arcus Biosciences, Inc.(a)	139,967	6,130,555
Arcutis Biotherapeutics, Inc.(a)	55,026	911,781
Arena Pharmaceuticals, Inc.(a)	22,601	1,231,528
Arrowhead Pharmaceuticals, Inc.(a)	55,203	3,866,970
Atara Biotherapeutics, Inc.(a)	412,562	7,380,734
Athenex, Inc.(a)(b)	417,326	738,667
Athersys, Inc.(a)(b)	604,059	640,303
Atossa Therapeutics, Inc.(a)	550,440	1,249,499
Atreca, Inc., Class A(a)	264,456	949,397
Avidity Biosciences, Inc.(a)	94,234	2,104,245
Avrobio, Inc.(a)	173,017	664,385
Beam Therapeutics, Inc.(a)(b)	26,319	2,083,149
Beyondspring, Inc.(a)(b)	46,411	592,668
BioAtla, Inc.(a)	42,246	1,066,712
BioCryst Pharmaceuticals, Inc.(a)(b)	427,659	5,157,568
Biohaven Pharmaceutical Holding Co. Ltd.(a)	33,905	3,805,497
Bioxcel Therapeutics, Inc.(a)	37,409	857,788

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Black Diamond Therapeutics, Inc.(a)(b)	177,288	$1,063,728
Blueprint Medicines Corp.(a)	23,432	2,254,158
Bridgebio Pharma, Inc.(a)(b)	359,547	14,561,653
Brooklyn ImmunoTherapeutics, Inc.(a)	113,270	673,957
C4 Therapeutics, Inc.(a)	70,506	2,617,183
CareDx, Inc.(a)	21,522	928,459
Caribou Biosciences, Inc.(a)	28,002	520,557
Clovis Oncology, Inc.(a)(b)	339,355	1,072,362
Coherus Biosciences, Inc.(a)(b)	576,977	10,714,463
Crinetics Pharmaceuticals, Inc.(a)	27,426	749,278
Cue Biopharma, Inc.(a)	57,322	702,768
Curis, Inc.(a)	154,558	754,243
Deciphera Pharmaceuticals, Inc.(a)	151,776	1,309,827
Denali Therapeutics, Inc.(a)	273,311	12,643,367
Dynavax Technologies Corp.(a)(b)	187,374	3,026,090
Dyne Therapeutics, Inc.(a)(b)	62,422	887,017
Editas Medicine, Inc.(a)	55,439	1,810,638
Emergent BioSolutions, Inc.(a)	24,617	1,086,102
Enanta Pharmaceuticals, Inc.(a)	100,647	8,885,117
Fate Therapeutics, Inc.(a)(b)	191,661	10,543,272
FibroGen, Inc.(a)	66,274	829,088
Frequency Therapeutics, Inc.(a)(b)	98,963	504,711
G1 Therapeutics, Inc.(a)(b)	150,241	1,938,109
Global Blood Therapeutics, Inc.(a)	27,628	780,767
Gossamer Bio, Inc.(a)	153,265	1,661,393
Gritstone bio, Inc.(a)	83,986	1,108,615
Halozyme Therapeutics, Inc.(a)	356,099	11,708,535
Harpoon Therapeutics, Inc.(a)	101,369	622,406
Heron Therapeutics, Inc.(a)(b)	544,325	5,143,871
Homology Medicines, Inc.(a)	94,686	478,164
Inovio Pharmaceuticals, Inc.(a)(b)	612,568	4,434,992
Inozyme Pharma, Inc.(a)	61,024	484,531
Insmed, Inc.(a)(b)	229,687	6,320,986
Intellia Therapeutics, Inc.(a)(b)	87,204	10,029,332
Intercept Pharmaceuticals, Inc.(a)(b)	97,038	1,670,024
Invitae Corp.(a)(b)	520,283	8,844,811
Ironwood Pharmaceuticals, Inc.(a)	974,087	10,802,625
Karuna Therapeutics, Inc.(a)	11,910	1,523,289
Karyopharm Therapeutics, Inc.(a)	913,385	6,348,026
Kiniksa Pharmaceuticals Ltd., Class A(a)	417,641	4,852,988
Kodiak Sciences, Inc.(a)	7,394	679,065
Kura Oncology, Inc.(a)	57,297	799,866
Kymera Therapeutics, Inc.(a)	14,280	792,826
Ligand Pharmaceuticals, Inc.(a)	6,060	981,235
MacroGenics, Inc.(a)	205,022	3,608,387
Madrigal Pharmaceuticals, Inc.(a)	35,254	2,915,858
MannKind Corp.(a)	549,315	2,543,328
Mirum Pharmaceuticals, Inc.(a)	63,393	902,082
Myriad Genetics, Inc.(a)(b)	174,739	4,518,751
Natera, Inc.(a)	65,961	6,032,793
NextCure, Inc.(a)	282,220	1,763,875
Ocugen, Inc.(a)	324,443	2,056,969
Olema Pharmaceuticals, Inc.(a)	23,685	207,244
OPKO Health, Inc.(a)(b)	808,156	3,176,053
Organogenesis Holdings, Inc.(a)	69,706	701,242
Oyster Point Pharma, Inc.(a)(b)	121,883	1,271,240
Passage Bio, Inc.(a)	160,704	1,171,532
PMV Pharmaceuticals, Inc.(a)	32,904	715,662
Poseida Therapeutics, Inc.(a)	164,080	1,140,356
Precision BioSciences, Inc.(a)	130,552	1,182,801
PTC Therapeutics, Inc.(a)	178,561	6,635,327
Puma Biotechnology, Inc.(a)	232,504	720,762

Security	Shares	Value

Biotechnology (continued)
Radius Health, Inc.(a)(b)	60,683	$998,842
REGENXBIO, Inc.(a)	75,925	2,429,600
Relay Therapeutics, Inc.(a)(b)	221,657	6,521,149
REVOLUTION Medicines, Inc.(a)	46,046	1,273,632
Rigel Pharmaceuticals, Inc.(a)	775,250	2,069,918
Sangamo Therapeutics, Inc.(a)(b)	622,662	5,161,868
Seres Therapeutics, Inc.(a)(b)	201,858	2,171,992
Solid Biosciences, Inc.(a)	366,739	641,793
Sorrento Therapeutics, Inc.(a)(b)	883,727	5,267,013
Spectrum Pharmaceuticals, Inc.(a)(b)	1,267,198	2,002,173
SpringWorks Therapeutics, Inc.(a)	15,078	1,083,354
Sutro Biopharma, Inc.(a)	140,588	2,401,243
Taysha Gene Therapies, Inc.(a)	46,047	597,690
TG Therapeutics, Inc.(a)	207,088	3,147,738
Tonix Pharmaceuticals Holding Corp.(a)(b)	1,650,572	774,448
Travere Therapeutics, Inc.(a)	58,634	1,674,001
Twist Bioscience Corp.(a)(b)	109,156	10,424,398
Ultragenyx Pharmaceutical, Inc.(a)(b)	85,131	6,404,405
UroGen Pharma Ltd.(a)(b)	45,934	555,342
Veracyte, Inc.(a)	259,210	10,752,031
Vir Biotechnology, Inc.(a)	127,800	6,060,276
Xencor, Inc.(a)(b)	41,112	1,489,077
Y-mAbs Therapeutics, Inc.(a)	55,321	944,883

		351,739,211

Building Products — 1.7%
Builders FirstSource, Inc.(a)	798,781	55,467,353
Cornerstone Building Brands, Inc.(a)	40,251	632,746
Gibraltar Industries, Inc.(a)	42,479	2,884,324
Griffon Corp.	22,196	583,977
JELD-WEN Holding, Inc.(a)	205,837	4,987,430
Resideo Technologies, Inc.(a)	310,848	8,110,024
Trex Co., Inc.(a)	43,231	5,739,780

		78,405,634

Capital Markets — 3.1%
Artisan Partners Asset Management, Inc., Class A	201,418	9,009,427
AssetMark Financial Holdings, Inc.(a)	275,577	6,988,633
B Riley Financial, Inc.	57,126	4,423,266
Cohen & Steers, Inc.	172,396	15,475,989
Cowen, Inc., Class A	176,344	6,239,051
Donnelley Financial Solutions, Inc.(a)	89,829	4,196,811
Hamilton Lane, Inc., Class A	157,946	16,705,948
Houlihan Lokey, Inc.	107,067	11,621,052
Moelis & Co., Class A	71,287	4,370,606
Oppenheimer Holdings, Inc., Class A	19,575	959,958
Piper Sandler Cos	26,487	4,390,220
Sculptor Capital Management, Inc.	25,547	462,912
Stifel Financial Corp.	636,165	45,174,077
Virtus Investment Partners, Inc.	35,466	10,546,879
WisdomTree Investments, Inc.	220,379	1,353,127

		141,917,956

Chemicals — 1.8%
Avient Corp.	387,701	21,327,432
Ecovyst, Inc.	81,719	782,051
HB Fuller Co.	516,547	37,790,578
Innospec, Inc.	95,113	7,723,176
Livent Corp.(a)	31,441	952,348
Sensient Technologies Corp.	14,015	1,363,519
Stepan Co.	74,155	8,358,010
Trinseo PLC	46,105	2,177,539

		80,474,653

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	30,258	$1,361,610
ACCO Brands Corp.	1,066,518	8,809,439
BrightView Holdings, Inc.(a)(b)	184,892	2,514,531
Cimpress PLC(a)	39,278	3,057,007
Deluxe Corp.	59,132	2,001,027
Ennis, Inc.	40,983	779,496
KAR Auction Services, Inc.(a)	461,633	6,919,879
Kimball International, Inc., Class B	468,316	4,795,556
Matthews International Corp., Class A	127,888	4,433,877
RR Donnelley & Sons Co.(a)	117,821	1,244,190
Steelcase, Inc., Class A	432,219	4,836,530
Tetra Tech, Inc.	135,331	24,992,929

		65,746,071

Communications Equipment — 0.3%
Calix, Inc.(a)	164,963	11,045,922
Casa Systems, Inc.(a)	103,122	514,579

		11,560,501

Construction & Engineering — 2.4%
Ameresco, Inc., Class A(a)(b)	70,144	6,336,107
EMCOR Group, Inc.	566,700	67,629,978
Fluor Corp.(a)	178,915	3,955,810
Granite Construction, Inc.	19,252	748,518
MasTec, Inc.(a)	139,298	12,839,097
Matrix Service Co.(a)(b)	50,835	441,756
MYR Group, Inc.(a)	60,973	6,750,321
Primoris Services Corp.	320,409	7,183,570
Tutor Perini Corp.(a)	237,752	3,057,491

		108,942,648

Construction Materials — 0.3%
Summit Materials, Inc., Class A(a)(b)	303,268	11,311,896

Consumer Finance — 1.1%
Encore Capital Group, Inc.(a)	58,152	3,392,588
Enova International, Inc.(a)	73,671	2,808,339
LendingClub Corp.(a)	38,278	1,252,456
LendingTree, Inc.(a)	89,446	10,141,387
PRA Group, Inc.(a)	290,107	12,317,943
PROG Holdings, Inc.	329,397	14,862,393
Regional Management Corp.	62,216	3,518,937

		48,294,043

Containers & Packaging — 0.0%
Ranpak Holdings Corp.(a)(b)	29,069	1,152,005

Diversified Consumer Services — 0.4%
2U, Inc.(a)(b)	425,212	10,115,793
Coursera, Inc.(a)	32,886	986,251
Perdoceo Education Corp.(a)(b)	162,035	1,596,045
Strategic Education, Inc.	68,085	3,642,548

		16,340,637

Diversified Telecommunication Services — 0.8%
Bandwidth, Inc., Class A(a)(b)	311,421	22,316,429
EchoStar Corp.(a)	83,293	2,279,729
Globalstar, Inc.(a)(b)	487,499	677,624
Iridium Communications, Inc.(a)	315,505	12,131,167
Ooma, Inc.(a)	56,136	1,055,918

		38,460,867

Electric Utilities — 0.8%
PNM Resources, Inc.	97,370	4,794,499
Portland General Electric Co.	674,728	32,839,012

		37,633,511

Security	Shares	Value

Electrical Equipment — 0.5%
Atkore, Inc.(a)	117,597	$12,524,081
AZZ, Inc.	13,589	705,133
Bloom Energy Corp., Class A(a)	294,413	8,090,469
LSI Industries, Inc.	73,401	521,147
Sunrun, Inc.(a)(b)	46,102	2,122,536

		23,963,366

Electronic Equipment, Instruments & Components — 1.9%
Benchmark Electronics, Inc.	53,886	1,270,632
ePlus, Inc.(a)	159,008	16,773,754
FARO Technologies, Inc.(a)	109,129	7,580,100
Knowles Corp.(a)	1,258,872	27,342,700
OSI Systems, Inc.(a)	196,564	17,873,565
PAR Technology Corp.(a)	14,408	754,547
PC Connection, Inc.	182,602	8,005,272
ScanSource, Inc.(a)	143,218	4,475,562

		84,076,132

Energy Equipment & Services — 1.0%
Archrock, Inc.	556,778	4,114,589
Cactus, Inc., Class A	90,419	3,300,294
ChampionX Corp.(a)	582,741	11,893,744
Dril-Quip, Inc., Class A(a)	36,993	706,936
Helix Energy Solutions Group, Inc.(a)	184,756	561,658
Helmerich & Payne, Inc.	191,083	4,289,813
Liberty Oilfield Services, Inc., Class A(a)	88,348	812,802
Oceaneering International, Inc.(a)	782,309	8,362,883
Oil States International, Inc.(a)	114,907	581,429
Patterson-UTI Energy, Inc.	406,833	2,872,241
ProPetro Holding Corp.(a)	832,644	6,844,334
Solaris Oilfield Infrastructure, Inc., Class A	139,369	953,284

		45,294,007

Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A(a)(b)	629,109	21,351,959
Cinemark Holdings, Inc.(a)	652,309	10,123,836
Eros STX Global Corp.(a)(b)	2,114,968	767,945
Gaia, Inc.(a)(b)	54,167	462,044
IMAX Corp.(a)	33,371	550,288
Lions Gate Entertainment Corp., Class A(a)	37,907	555,338
Marcus Corp.(a)	105,173	1,837,372

		35,648,782

Equity Real Estate Investment Trusts (REITs) — 4.5%
Acadia Realty Trust	637,829	12,877,768
Alexander & Baldwin, Inc.	192,375	4,238,021
American Assets Trust, Inc.	43,463	1,495,127
American Finance Trust, Inc.	691,323	5,489,105
Apartment Investment and Management Co., Class A(a)	668,867	4,956,305
Armada Hoffler Properties, Inc.	178,238	2,486,420
Ashford Hospitality Trust, Inc.(a)	95,672	1,018,907
Braemar Hotels & Resorts, Inc.(a)	2,401,880	10,472,197
Brandywine Realty Trust	65,284	838,899
CorePoint Lodging, Inc.(a)	386,460	5,963,078
Corporate Office Properties Trust	580,232	14,888,753
CTO Realty Growth, Inc.	13,534	743,287
DiamondRock Hospitality Co.(a)	340,262	2,963,682
DigitalBridge Group, Inc.(a)	862,373	6,864,489
Easterly Government Properties, Inc.	148,426	3,112,493
EastGroup Properties, Inc.	143,472	29,225,246
Essential Properties Realty Trust, Inc.	49,980	1,350,959
First Industrial Realty Trust, Inc.	159,645	9,644,155
Four Corners Property Trust, Inc.	330,570	8,932,001
Gladstone Land Corp.	29,317	837,587

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	50,751	$1,589,521
iStar, Inc.	52,201	1,270,572
Kite Realty Group Trust	103,469	2,081,796
Macerich Co.	287,973	5,431,171
National Storage Affiliates Trust	295,250	18,122,445
NexPoint Residential Trust, Inc.	92,364	6,888,507
Outfront Media, Inc.	382,293	9,553,502
Paramount Group, Inc.	106,488	847,645
Phillips Edison & Co., Inc.	27,095	849,970
Physicians Realty Trust	56,451	1,006,521
Piedmont Office Realty Trust, Inc., Class A	207,021	3,598,025
Plymouth Industrial REIT, Inc.	157,286	4,679,259
Retail Value, Inc.	206,693	1,256,694
RPT Realty	80,902	1,029,073
Seritage Growth Properties, Class A(a)	52,544	756,108
Terreno Realty Corp.	239,124	18,209,293
Whitestone REIT	80,981	749,884

		206,318,465

Food & Staples Retailing — 1.2%
Andersons, Inc.	58,787	1,997,582
BJ’s Wholesale Club Holdings, Inc.(a)	221,069	14,623,714
Chefs’ Warehouse, Inc.(a)	94,095	2,923,532
Performance Food Group Co.(a)	513,854	20,713,455
PriceSmart, Inc.	11,243	806,348
Rite Aid Corp.(a)(b)	182,587	2,249,472
SpartanNash Co.	83,066	1,987,769
Sprouts Farmers Market, Inc.(a)	330,400	8,742,384

		54,044,256

Food Products — 0.5%
Hostess Brands, Inc.(a)	655,606	11,138,746
John B. Sanfilippo & Son, Inc.	23,071	1,901,050
Mission Produce, Inc.(a)	33,990	601,963
Seneca Foods Corp., Class A(a)	74,524	3,182,920
Vital Farms, Inc.(a)	411,817	6,963,826

		23,788,505

Gas Utilities — 1.3%
Brookfield Infrastructure Corp., Class A	124,141	7,347,906
New Jersey Resources Corp.	20,162	741,558
South Jersey Industries, Inc.	839,749	19,734,102
Southwest Gas Holdings, Inc.	481,545	31,690,476

		59,514,042

Health Care Equipment & Supplies — 2.8%
Accuray, Inc.(a)(b)	380,229	1,828,902
Alphatec Holdings, Inc.(a)(b)	51,998	577,178
AtriCure, Inc.(a)	67,888	4,304,099
Atrion Corp.	5,273	3,743,777
Axonics, Inc.(a)	22,681	1,234,073
Cardiovascular Systems, Inc.(a)	133,250	2,665,000
Cerus Corp.(a)(b)	262,351	1,807,598
CryoLife, Inc.(a)	178,386	3,066,455
Haemonetics Corp.(a)	381,817	19,568,121
Heska Corp.(a)	65,467	10,537,568
Integer Holdings Corp.(a)	174,250	13,894,695
Intersect ENT, Inc.(a)	51,360	1,374,907
LeMaitre Vascular, Inc.	93,111	4,356,664
Merit Medical Systems, Inc.(a)	162,306	10,202,555
Mesa Laboratories, Inc.	12,946	3,997,595
Natus Medical, Inc.(a)	192,250	4,344,850
Nevro Corp.(a)	10,050	875,154
OraSure Technologies, Inc.(a)(b)	723,191	6,747,372
Ortho Clinical Diagnostics Holdings PLC(a)	67,722	1,296,199

Security	Shares	Value

Health Care Equipment & Supplies (continued)
SeaSpine Holdings Corp.(a)	50,311	$675,677
Shockwave Medical, Inc.(a)	75,469	13,602,533
SI-BONE, Inc.(a)	33,159	638,311
Silk Road Medical, Inc.(a)	76,228	3,093,332
STAAR Surgical Co.(a)	69,156	6,582,960
Tactile Systems Technology, Inc.(a)	132,021	2,574,410
Varex Imaging Corp.(a)	82,565	2,357,231

		125,947,216

Health Care Providers & Services — 2.3%
1Life Healthcare, Inc.(a)(b)	371,518	5,918,282
Addus HomeCare Corp.(a)	24,668	2,151,543
AMN Healthcare Services, Inc.(a)	44,364	5,057,940
Aveanna Healthcare Holdings, Inc.(a)(b)	73,074	470,597
Community Health Systems, Inc.(a)	59,673	717,866
CorVel Corp.(a)	21,819	4,101,972
Covetrus, Inc.(a)	48,436	870,879
Ensign Group, Inc.	82,989	6,334,550
Fulgent Genetics, Inc.(a)(b)	72,258	6,757,568
Hanger, Inc.(a)	40,101	676,504
HealthEquity, Inc.(a)	35,232	1,926,486
LHC Group, Inc.(a)	222,011	25,469,102
Magellan Health, Inc.(a)	33,878	3,211,296
Option Care Health, Inc.(a)	69,709	1,764,335
Owens & Minor, Inc.	26,783	1,071,320
Patterson Cos., Inc.	304,982	9,597,783
PetIQ, Inc.(a)	216,287	4,319,251
Progyny, Inc.(a)	243,981	12,386,915
R1 RCM, Inc.(a)(b)	47,911	1,141,240
Select Medical Holdings Corp.	251,081	6,741,525
Tivity Health, Inc.(a)	41,463	987,649
U.S. Physical Therapy, Inc.	42,088	3,618,726
Viemed Healthcare, Inc.(a)	109,897	554,980

		105,848,309

Health Care Technology — 1.9%
Allscripts Healthcare Solutions, Inc.(a)(b)	1,477,588	24,572,289
American Well Corp., Class A(a)(b)	246,792	1,604,148
Doximity, Inc., Class A(a)	58,083	3,929,315
Evolent Health, Inc., Class A(a)	148,757	3,867,682
Inspire Medical Systems, Inc.(a)	20,301	4,532,604
Multiplan Corp.(a)	236,707	956,296
NextGen Healthcare, Inc.(a)	49,968	774,504
Omnicell, Inc.(a)	111,566	19,747,182
Phreesia, Inc.(a)	183,827	10,603,141
Tabula Rasa HealthCare, Inc.(a)	57,512	653,912
Teladoc Health, Inc.(a)	17,109	1,732,286
Vocera Communications, Inc.(a)(b)	205,218	11,972,418

		84,945,777

Hotels, Restaurants & Leisure — 2.3%
Accel Entertainment, Inc.(a)(b)	230,117	2,929,389
Bloomin’ Brands, Inc.(a)	151,565	2,678,153
Cheesecake Factory, Inc.(a)	232,359	8,903,997
Dave & Buster’s Entertainment, Inc.(a)	47,287	1,535,882
Dine Brands Global, Inc.(a)	55,219	3,965,829
Dutch Bros, Inc., Class A(a)(b)	11,112	587,158
International Game Technology PLC	1,354,492	36,598,374
Papa John’s International, Inc.	117,148	14,282,684
PlayAGS, Inc.(a)	112,983	813,478
Rush Street Interactive, Inc.(a)	42,680	761,411
Shake Shack, Inc., Class A(a)	242,208	17,678,762

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Sweetgreen, Inc., Class A(a)	31,746	$1,212,062
Wingstop, Inc.	66,867	10,738,840

		102,686,019

Household Durables — 2.7%
Ethan Allen Interiors, Inc.	69,693	1,568,092
GoPro, Inc., Class A(a)	822,587	8,225,870
Green Brick Partners, Inc.(a)	192,562	4,804,422
Hooker Furnishings Corp.	38,189	906,607
iRobot Corp.(a)(b)	224,237	17,021,831
LGI Homes, Inc.(a)	133,396	19,163,669
Lovesac Co.(a)	10,585	669,819
MDC Holdings, Inc.	821,099	39,281,376
Meritage Homes Corp.(a)	143,759	16,224,641
Sonos, Inc.(a)	458,638	14,515,893

		122,382,220

Household Products — 0.3%
Central Garden & Pet Co., Class A(a)	272,853	11,828,178

Independent Power and Renewable Electricity Producers — 0.7%
Brookfield Renewable Corp., Class A	214,061	7,926,679
Clearway Energy, Inc., Class A	183,074	6,321,545
Clearway Energy, Inc., Class C	60,969	2,275,363
Sunnova Energy International, Inc.(a)(b)	396,178	14,646,701

		31,170,288

Insurance — 0.9%
AMERISAFE, Inc.	37,526	1,992,255
Donegal Group, Inc., Class A	89,297	1,214,439
eHealth, Inc.(a)(b)	44,410	980,573
Enstar Group Ltd.(a)	18,484	4,123,780
Genworth Financial, Inc., Class A(a)	575,168	2,197,142
Heritage Insurance Holdings, Inc.	204,053	1,358,993
RLI Corp.	74,502	7,657,316
Selectquote, Inc.(a)	61,891	557,019
Trupanion, Inc.(a)	161,766	19,948,983

		40,030,500

Interactive Media & Services — 0.3%
Eventbrite, Inc., Class A(a)	40,383	609,783
EverQuote, Inc., Class A(a)	103,424	1,363,128
fuboTV, Inc.(a)(b)	334,902	6,570,777
TrueCar, Inc.(a)	158,931	522,883
Yelp, Inc.(a)	64,152	2,199,131

		11,265,702

Internet & Direct Marketing Retail — 1.2%
1-800-Flowers.com, Inc., Class A(a)(b)	355,267	10,579,851
Lands’ End, Inc.(a)	67,595	1,555,361
Overstock.com, Inc.(a)	194,758	17,384,099
RealReal, Inc.(a)	49,429	769,610
Revolve Group, Inc.(a)	19,305	1,470,462
Shutterstock, Inc.	117,849	13,435,964
Stitch Fix, Inc., Class A(a)	285,074	7,098,343

		52,293,690

IT Services — 1.7%
BigCommerce Holdings, Inc., Series 1(a)	64,560	2,922,631
Conduent, Inc.(a)	1,451,300	7,314,552
CSG Systems International, Inc.	195,481	10,303,803
DigitalOcean Holdings, Inc.(a)	49,912	5,031,629
Hackett Group, Inc.	151,072	3,090,933
International Money Express, Inc.(a)	77,385	1,169,287
Limelight Networks, Inc.(a)	327,420	900,405
LiveRamp Holdings, Inc.(a)	369,461	17,338,805

Security	Shares	Value

IT Services (continued)
Maximus, Inc.	38,897	$2,934,779
Paymentus Holdings, Inc., Class A(a)(b)	139,839	4,133,641
Perficient, Inc.(a)	120,996	16,580,082
TTEC Holdings, Inc.	18,080	1,525,771
Verra Mobility Corp.(a)	112,167	1,614,083

		74,860,401

Leisure Products — 0.1%
Malibu Boats, Inc., Class A(a)(b)	67,522	4,690,753
YETI Holdings, Inc.(a)(b)	19,929	1,836,657

		6,527,410

Life Sciences Tools & Services — 1.5%
Berkeley Lights, Inc.(a)	113,777	2,374,526
Bionano Genomics, Inc.(a)(b)	224,750	878,773
Codexis, Inc.(a)(b)	300,778	10,440,004
Medpace Holdings, Inc.(a)	86,626	17,967,099
NanoString Technologies, Inc.(a)	191,469	7,869,376
NeoGenomics, Inc.(a)	337,220	11,553,157
Pacific Biosciences of California, Inc.(a)	281,973	6,544,593
Personalis, Inc.(a)	249,803	3,384,831
Quanterix Corp.(a)	28,053	1,121,278
Repligen Corp.(a)	17,445	4,997,993
Seer, Inc.(a)	24,515	546,930
Singular Genomics Systems, Inc.(a)	40,282	460,020

		68,138,580

Machinery — 2.8%
Albany International Corp., Class A	9,353	756,938
Altra Industrial Motion Corp.	292,741	15,430,378
Astec Industries, Inc.	21,345	1,337,905
Chart Industries, Inc.(a)	18,272	3,189,378
Columbus McKinnon Corp.	15,414	684,690
Desktop Metal, Inc., Class A(a)	569,267	3,711,621
EnPro Industries, Inc.	7,590	774,180
ESCO Technologies, Inc.	8,961	732,472
Evoqua Water Technologies Corp.(a)	224,387	10,092,927
Franklin Electric Co., Inc.	322,918	28,432,930
Hyliion Holdings Corp.(a)(b)	380,999	2,526,023
Hyster-Yale Materials Handling, Inc.	21,824	856,810
John Bean Technologies Corp.	56,795	8,960,547
Kennametal, Inc.	51,417	1,818,619
Manitowoc Co., Inc.(a)(b)	386,284	7,362,573
Meritor, Inc.(a)	169,055	4,275,401
Nikola Corp.(a)(b)	222,518	2,274,134
Proto Labs, Inc.(a)	150,891	7,562,657
Standex International Corp.	10,361	1,067,287
Terex Corp.	87,889	3,724,736
Trinity Industries, Inc.	27,797	736,621
Velo3D, Inc.(a)(b)	70,342	757,583
Wabash National Corp.	109,427	1,827,431
Watts Water Technologies, Inc., Class A	82,037	15,481,202
Welbilt, Inc.(a)	202,907	4,780,489

		129,155,532

Marine — 0.0%
Costamare, Inc.	66,547	798,564

Media — 0.7%
AMC Networks, Inc., Class A(a)	108,928	4,205,710
Cardlytics, Inc.(a)(b)	100,832	6,814,227
comScore, Inc.(a)	151,550	525,878
Entravision Communications Corp., Class A	333,445	2,477,496
EW Scripps Co., Class A	183,937	3,408,353
Magnite, Inc.(a)	65,464	1,154,130

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Scholastic Corp.	26,941	$1,014,059
Sinclair Broadcast Group, Inc., Class A	17	397
TEGNA, Inc.	502,476	9,923,901

		29,524,151

Metals & Mining — 1.5%
Commercial Metals Co.	446,014	13,781,833
Constellium SE(a)	967,121	16,992,316
Materion Corp.	83,882	7,101,450
Novagold Resources, Inc.(a)	553,885	3,738,724
Olympic Steel, Inc.	37,243	757,895
Ryerson Holding Corp.	121,389	2,844,144
Schnitzer Steel Industries, Inc., Class A	370,146	17,804,022
TimkenSteel Corp.(a)	120,165	1,720,763
Worthington Industries, Inc.	107,562	5,160,825

		69,901,972

Mortgage Real Estate Investment Trusts (REITs) — 0.8%
AFC Gamma, Inc.	27,422	593,138
Arbor Realty Trust, Inc.	532,127	9,338,829
Blackstone Mortgage Trust, Inc., Class A	693,348	20,800,440
Ellington Financial, Inc.	355,006	5,882,449
Granite Point Mortgage Trust, Inc.	82,350	1,015,376
Great Ajax Corp.	57,508	726,901

		38,357,133

Multiline Retail — 0.1%
Dillard’s, Inc., Class A	8,045	2,203,526
Franchise Group, Inc.	80,455	3,841,726

		6,045,252

Multi-Utilities — 0.7%
Black Hills Corp.	64,583	4,141,062
NorthWestern Corp.	475,600	26,300,680

		30,441,742

Oil, Gas & Consumable Fuels — 3.7%
Antero Resources Corp.(a)(b)	1,030,526	18,096,036
Brigham Minerals, Inc., Class A	557,207	11,567,617
Callon Petroleum Co.(a)	63,700	3,238,508
Centennial Resource Development, Inc., Class A(a)	231,684	1,443,391
Chesapeake Energy Corp.	281,472	16,758,843
Civitas Resources, Inc.(b)	16,393	837,846
Clean Energy Fuels Corp.(a)(b)	916,884	6,574,058
CNX Resources Corp.(a)(b)	340,583	4,645,552
CVR Energy, Inc.	146,419	2,285,601
Delek U.S. Holdings, Inc.(a)	558,545	8,757,986
Denbury, Inc.(a)(b)	9,832	782,824
Evolution Petroleum Corp.	294,742	1,464,868
Golar LNG Ltd.(a)	61,879	730,172
Green Plains, Inc.(a)	42,673	1,649,311
Laredo Petroleum, Inc.(a)	16,354	963,251
Magnolia Oil & Gas Corp., Class A	582,293	11,046,098
Matador Resources Co.	24,418	958,895
Nordic American Tankers Ltd.	365,912	724,506
Northern Oil and Gas, Inc.	46,879	955,394
Ovintiv, Inc.	1,001,084	34,797,680
Par Pacific Holdings, Inc.(a)	368,865	4,994,432
PBF Energy, Inc., Class A(a)	691,255	8,661,425
Ranger Oil Corp., Class A(a)	50,448	1,358,060
SandRidge Energy, Inc.(a)	57,656	612,883
Scorpio Tankers, Inc.	380,414	5,291,559
SM Energy Co.	137,590	3,990,110
Southwestern Energy Co.(a)	204,793	917,473

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Talos Energy, Inc.(a)	333,178	$3,321,785
Tellurian, Inc.(a)	261,756	853,325
Vertex Energy, Inc.(a)(b)	372,911	1,834,722
W&T Offshore, Inc.(a)	1,444,645	4,969,579
World Fuel Services Corp.	145,283	3,630,622

		168,714,412

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	32,529	2,125,770

Personal Products — 0.3%
Medifast, Inc.	39,031	8,030,238
Nu Skin Enterprises, Inc., Class A	53,756	2,358,813
USANA Health Sciences, Inc.(a)	16,086	1,604,096

		11,993,147

Pharmaceuticals — 0.7%
Aclaris Therapeutics, Inc.(a)(b)	137,278	1,757,158
Amphastar Pharmaceuticals, Inc.(a)	265,738	5,197,835
Arvinas, Inc.(a)(b)	44,193	3,341,433
Atea Pharmaceuticals, Inc.(a)	62,599	506,426
BioDelivery Sciences International, Inc.(a)	187,019	519,913
Cassava Sciences, Inc.(a)	59,926	3,205,442
Collegium Pharmaceutical, Inc.(a)	51,009	896,738
Corcept Therapeutics, Inc.(a)	104,422	2,192,862
Endo International PLC(a)	267,811	1,499,742
Harmony Biosciences Holdings, Inc.(a)	22,044	751,480
Prestige Consumer Healthcare, Inc.(a)	13,085	732,106
Reata Pharmaceuticals, Inc., Class A(a)	29,536	2,528,282
Relmada Therapeutics, Inc.(a)	26,334	470,325
Revance Therapeutics, Inc.(a)	42,442	580,606
Supernus Pharmaceuticals, Inc.(a)	31,254	936,682
Theravance Biopharma, Inc.(a)(b)	83,787	703,811
Zogenix, Inc.(a)	454,725	5,115,656

		30,936,497

Professional Services — 2.4%
ASGN, Inc.(a)	45,155	5,494,460
Forrester Research, Inc.(a)	50,212	2,833,965
Franklin Covey Co.(a)	108,232	4,760,043
Heidrick & Struggles International, Inc.	33,263	1,435,964
Insperity, Inc.	363,480	42,069,175
KBR, Inc.	306,082	13,467,608
Kelly Services, Inc., Class A	141,942	2,393,142
Kforce, Inc.	144,301	11,057,786
TriNet Group, Inc.(a)	227,299	22,798,090
Upwork, Inc.(a)	86,610	3,227,089

		109,537,322

Real Estate Management & Development — 1.6%
Cushman & Wakefield PLC(a)	69,156	1,222,678
FRP Holdings, Inc.(a)	33,967	1,991,825
Kennedy-Wilson Holdings, Inc.	524,556	11,377,620
Marcus & Millichap, Inc.(a)	570,649	24,452,310
Newmark Group, Inc., Class A(b)	675,920	10,855,275
RE/MAX Holdings, Inc., Class A	205,254	5,642,432
Realogy Holdings Corp.(a)	947,293	14,389,381
RMR Group, Inc., Class A	72,686	2,374,651

		72,306,172

Road & Rail — 1.5%
ArcBest Corp.	55,320	5,702,386
Avis Budget Group, Inc.(a)	11,052	3,034,769
Covenant Logistics Group, Inc.(a)	148,491	3,722,669
Marten Transport Ltd.	140,797	2,264,016

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Universal Logistics Holdings, Inc.	63,263	$1,176,059
Werner Enterprises, Inc.	1,183,583	53,391,429

		69,291,328

Semiconductors & Semiconductor Equipment — 4.6%
Ambarella, Inc.(a)(b)	85,335	15,319,339
Brooks Automation, Inc.	9,182	1,038,484
Cirrus Logic, Inc.(a)	50,783	4,071,781
CMC Materials, Inc.	11,799	1,566,907
Ichor Holdings Ltd.(a)	265,893	12,733,616
Kulicke & Soffa Industries, Inc.	159,947	9,222,544
Lattice Semiconductor Corp.(a)	741,402	56,294,654
MaxLinear, Inc.(a)	12,596	848,089
Meta Materials, Inc.(a)	213,281	782,741
Onto Innovation, Inc.(a)	38,326	3,608,776
Power Integrations, Inc.	273,757	27,383,913
Semtech Corp.(a)	12,233	1,048,001
Silicon Laboratories, Inc.(a)	324,214	63,633,482
SunPower Corp.(a)	76,848	2,201,695
Synaptics, Inc.(a)	12,945	3,653,597
Ultra Clean Holdings, Inc.(a)(b)	105,876	5,803,064

		209,210,683

Software — 6.7%
ACI Worldwide, Inc.(a)	504,855	14,711,475
Alarm.com Holdings, Inc.(a)	66,786	5,328,855
Altair Engineering, Inc., Class A(a)(b)	79,070	5,886,761
Appian Corp.(a)(b)	110,521	8,217,236
Asana, Inc., Class A(a)	145,755	15,151,232
Avaya Holdings Corp.(a)	78,761	1,533,477
Blackline, Inc.(a)	6,963	766,278
Bottomline Technologies DE, Inc.(a)	150,052	6,728,332
Box, Inc., Class A(a)(b)	760,028	17,792,255
Braze, Inc., Class A(a)	1,176	89,611
Digital Turbine, Inc.(a)	79,918	4,240,449
EngageSmart, Inc.(a)(b)	56,234	1,229,838
Envestnet, Inc.(a)	60,975	4,674,953
Expensify, Inc., Class A(a)	63,496	2,866,209
Freshworks, Inc., Class A(a)(b)	77,018	2,712,574
Gitlab, Inc., Class A(a)	17,661	1,704,993
JFrog Ltd.(a)	85,108	2,720,052
LivePerson, Inc.(a)	224,680	8,686,129
MicroStrategy, Inc., Class A(a)	2,889	2,084,211
Mimecast Ltd.(a)	114,049	9,237,969
Model N, Inc.(a)(b)	47,403	1,332,024
Momentive Global, Inc.(a)	28,763	587,628
Monday.com Ltd.(a)(b)	4,370	1,572,326
PagerDuty, Inc.(a)(b)	733,721	26,010,409
Paylocity Holding Corp.(a)	8,508	2,146,909
Ping Identity Holding Corp.(a)	240,682	5,730,638
Progress Software Corp.	433,575	21,006,709
PROS Holdings, Inc.(a)(b)	194,649	7,069,652
Rapid7, Inc.(a)	75,729	9,394,940
RingCentral, Inc., Class A(a)	12,085	2,610,118
Sailpoint Technologies Holdings, Inc.(a)	160,167	8,423,183
Sprout Social, Inc., Class A(a)	190,890	21,318,595
SPS Commerce, Inc.(a)	52,649	7,422,983
Tenable Holdings, Inc.(a)	293,779	14,512,683
Varonis Systems, Inc.(a)	510,637	26,456,103
Verint Systems, Inc.(a)	27,171	1,293,068
Workiva, Inc.(a)(b)	171,464	23,914,084
Yext, Inc.(a)	846,347	8,175,712

		305,340,653

Security	Shares	Value

Specialty Retail — 4.0%
Aaron’s Co., Inc.	78,999	$1,753,778
Academy Sports & Outdoors, Inc.(a)(b)	234,590	10,467,406
American Eagle Outfitters, Inc.	643,023	16,647,865
America’s Car-Mart, Inc.(a)	6,645	652,140
Asbury Automotive Group, Inc.(a)	55,901	9,147,640
Bed Bath & Beyond, Inc.(a)	137,221	2,515,261
Boot Barn Holdings, Inc.(a)	66,180	8,096,461
Buckle, Inc.	94,221	4,432,156
Camping World Holdings, Inc., Class A	67,162	2,945,725
Chico’s FAS, Inc.(a)	173,552	994,453
Conn’s, Inc.(a)	316,544	6,925,983
Designer Brands, Inc., Class A(a)	236,792	3,239,315
Group 1 Automotive, Inc.	73,444	14,303,219
Guess?, Inc.	42,889	967,147
Haverty Furniture Cos., Inc.	32,982	986,492
Hibbett, Inc.	42,513	3,313,888
Lithia Motors, Inc.	28,987	8,444,783
MarineMax, Inc.(a)	243,863	12,990,582
National Vision Holdings, Inc.(a)(b)	229,370	11,018,935
Rent-A-Center, Inc.	114,248	5,046,334
Sally Beauty Holdings, Inc.(a)(b)	187,838	3,679,746
Shoe Carnival, Inc.	65,804	2,572,936
Signet Jewelers Ltd.	116,718	11,337,987
Sleep Number Corp.(a)(b)	28,612	2,282,665
Sonic Automotive, Inc., Class A	253,610	11,389,625
Tilly’s, Inc., Class A	126,000	1,892,520
Urban Outfitters, Inc.(a)(b)	660,397	20,914,773
Zumiez, Inc.(a)	66,940	3,063,174

		182,022,989

Technology Hardware, Storage & Peripherals — 0.0%
3D Systems Corp.(a)(b)	55,327	1,260,349
Super Micro Computer, Inc.(a)	18,846	780,224

		2,040,573

Textiles, Apparel & Luxury Goods — 0.7%
Crocs, Inc.(a)	42,879	7,033,014
Culp, Inc.	48,129	510,649
Fossil Group, Inc.(a)(b)	136,099	1,626,383
G-III Apparel Group Ltd.(a)	132,666	3,932,220
Kontoor Brands, Inc.	50,436	2,719,509
On Holding AG, Class A(a)(b)	123,526	4,960,804
Oxford Industries, Inc.	58,811	5,618,803
Steven Madden Ltd.	107,541	5,102,820
Unifi, Inc.(a)	30,481	620,898
Vera Bradley, Inc.(a)	104,016	989,192

		33,114,292

Thrifts & Mortgage Finance — 2.4%
Essent Group Ltd.	880,578	36,614,433
Federal Agricultural Mortgage Corp., Class C	213,123	25,941,331
Flagstar Bancorp, Inc.	76,880	3,577,995
Merchants Bancorp	113,041	5,155,800
NMI Holdings, Inc., Class A(a)	111,363	2,182,715
Northwest Bancshares, Inc.	127	1,687
Premier Financial Corp.	246,434	7,245,160
Provident Bancorp, Inc.	48,628	880,653
Provident Financial Services, Inc.	37,191	875,476
Radian Group, Inc.	503,192	10,250,021
Riverview Bancorp, Inc.	251,464	1,868,377
Southern Missouri Bancorp, Inc.	20,265	1,082,354
Walker & Dunlop, Inc.	95,411	13,423,374
Washington Federal, Inc.	22,992	747,010

		109,846,386

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 0.0%
Turning Point Brands, Inc.	14,614	$555,332

Trading Companies & Distributors — 2.2%
Applied Industrial Technologies, Inc.	222,434	21,140,127
Boise Cascade Co.	116,835	7,574,413
GATX Corp.	8,109	798,737
GMS, Inc.(a)	108,100	6,039,547
H&E Equipment Services, Inc.	62,054	2,612,473
MRC Global, Inc.(a)	66,455	457,210
SiteOne Landscape Supply, Inc.(a)	222,867	53,568,312
Triton International Ltd.	31,368	1,755,667
Veritiv Corp.(a)	12,223	1,540,587
WESCO International, Inc.(a)	37,396	4,641,966

		100,129,039

Wireless Telecommunication Services — 0.0%
United States Cellular Corp.(a)	27,849	810,684

Total Common Stocks — 99.1% (Cost: $4,112,885,580)		4,498,444,593

Rights

Biotechnology — 0.0%
Alder Biopharmaceuticals, Inc., CVR(a)(c)	38,614	33,981
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	45,722

		79,703

Household Durables — 0.0%
ZAGG, Inc., CVR(a)(b)	122,846	11,056

Total Rights — 0.0% (Cost: $ —)		90,759

Total Long-Term Investments — 99.1% (Cost: $4,112,885,580)		4,498,535,352

Security	Shares	Value

Short-Term Securities(d)(e)

Money Market Funds — 4.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	58,671,474	$58,671,474
SL Liquidity Series, LLC, Money Market Series, 0.14%(f)	134,126,201	134,153,026

Total Short-Term Securities — 4.2% (Cost: $192,803,996)		192,824,500

Total Investments — 103.3% (Cost: $4,305,689,576)		4,691,359,852

Liabilities in Excess of Other Assets — (3.3)%		(150,907,815)

Net Assets — 100.0%		$4,540,452,037

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$51,282,606	$7,388,868	(a)	$—		$—	$—	$58,671,474	58,671,474	$1,345		$—
SL Liquidity Series, LLC, Money Market Series	170,631,604	—		(36,463,997	)(a)	(9,156)	(5,425)	134,153,026	134,126,201	484,770	(b)	—

						$(9,156)	$(5,425)	$192,824,500		$486,115		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	479	12/17/21	$52,625	$(3,986,752)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$3,986,752	$—	$—	$—	$3,986,752

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,886,090	$—	$—	$—	$2,886,090

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(5,134,662)	$—	$—	$—	$(5,134,662)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$51,409,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$4,498,444,593	$—	$—	$4,498,444,593
Rights	—	11,056	79,703	90,759
Short-Term Securities
Money Market Funds	58,671,474	—	—	58,671,474

	$4,557,116,067	$11,056	$79,703	4,557,206,826

Investments valued at NAV(a)				134,153,026

				$4,691,359,852

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(3,986,752)	$—	$—	$(3,986,752)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

November 30, 2021

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,100,850,986	$1,157,123,426	$4,498,535,352
Investments at value — affiliated(c)	23,976,784	11,336,917	192,824,500
Cash	—	—	229,710
Cash pledged for futures contracts	1,255,000	687,000	3,723,000
Foreign currency, at value(d)	126,149	82,305	—
Receivables:
Investments sold	42,537,380	11,223,841	9,849,677
Securities lending income — affiliated	984	—	35,276
Capital shares sold	551,504	347,685	12,147,071
Dividends — affiliated	99	46	243
Dividends — unaffiliated	5,093,009	870,943	3,401,994
From the Manager	92,755	99,076	117,094
Prepaid expenses	44,300	61,916	100,081

Total assets	1,174,528,950	1,181,833,155	4,720,963,998

LIABILITIES
Collateral on securities loaned at value	—	—	134,161,756
Payables:
Investments purchased	43,145,575	10,997,361	22,505,167
Administration fees	39,384	39,694	145,419
Capital shares redeemed	635,627	215,736	20,272,027
Investment advisory fees	290,006	477,085	1,559,455
Trustees’ and Officer’s fees	3,898	3,784	5,181
Other accrued expenses	629,512	479,476	526,142
Other affiliate fees	187,335	3,078	72,476
Service and distribution fees	61,520	137,287	112,864
Variation margin on futures contracts	175,189	192,200	1,151,474

Total liabilities	45,168,046	12,545,701	180,511,961

NET ASSETS	$1,129,360,904	$1,169,287,454	$4,540,452,037

NET ASSETS CONSIST OF
Paid-in capital	$1,006,709,057	$634,335,215	$3,877,391,854
Accumulated earnings	122,651,847	534,952,239	663,060,183

NET ASSETS	$1,129,360,904	$1,169,287,454	$4,540,452,037

(a) Investments, at cost — unaffiliated	$999,700,366	$700,681,534	$4,112,885,580
(b) Securities loaned, at value	$—	$—	$127,948,977
(c) Investments, at cost — affiliated	$23,976,784	$11,336,917	$192,803,996
(d) Foreign currency, at cost	$125,559	$84,254	$—

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (unaudited)  (continued)

November 30, 2021

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

NET ASSET VALUE

Institutional
Net assets	$759,533,718	$553,551,942	$3,012,724,060

Shares outstanding	41,357,867	22,042,156	157,272,961

Net asset value	$18.36	$25.11	$19.16

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$266,291,448	$598,592,276	$449,008,043

Shares outstanding	14,685,896	25,245,684	23,607,776

Net asset value	$18.13	$23.71	$19.02

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$2,875,854	$13,930,386	$14,416,777

Shares outstanding	163,271	717,766	779,308

Net asset value	$17.61	$19.41	$18.50

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$97,510,284	$2,735,369	$1,064,303,157

Shares outstanding	5,308,506	108,921	55,509,599

Net asset value	$18.37	$25.11	$19.17

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class R
Net assets	$3,149,600	$477,481	N/A

Shares outstanding	173,534	19,155	N/A

Net asset value	$18.15	$24.93	N/A

Shares authorized	Unlimited	Unlimited	N/A

Par value	$0.001	$0.001	N/A

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2021

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$13,888,428	$4,164,268	$30,763,327
Dividends — affiliated	743	259	1,345
Securities lending income — affiliated — net	14,493	30,473	484,770
Foreign taxes withheld	(1,598,208)	(453)	(46,903)
Foreign withholding tax claims	125,709	—	—

Total investment income	12,431,165	4,194,547	31,202,539

EXPENSES
Investment advisory	2,622,084	3,198,120	9,510,276
Transfer agent — class specific	831,189	889,121	1,519,483
Service and distribution — class specific	498,765	1,072,428	713,542
Custodian	341,446	17,090	38,250
Administration	239,486	230,448	824,025
Administration — class specific	117,702	112,892	448,930
Professional	73,891	62,359	65,306
Accounting services	49,022	47,762	135,549
Registration	47,795	51,338	232,988
Trustees and Officer	5,496	5,418	9,160
Miscellaneous	94,926	33,167	46,160

Total expenses	4,921,802	5,720,143	13,543,669
Less:
Fees waived and/or reimbursed by the Manager	(822,633)	(427,184)	(751,865)
Administration fees waived — class specific	(117,702)	(112,892)	(448,930)
Transfer agent fees waived and/or reimbursed — class specific	(561,232)	(605,490)	(646,433)

Total expenses after fees waived and/or reimbursed	3,420,235	4,574,577	11,696,441

Net investment income (loss)	9,010,930	(380,030)	19,506,098

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	33,708,806	80,538,318	288,639,614
Investments — affiliated	(238)	—	(9,156)
Futures contracts	2,234,506	2,272,596	2,886,090
Foreign currency transactions	(115,941)	—	—

	35,827,133	82,810,914	291,516,548

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(84,316,350)	78,554,285	(432,097,046)
Investments — affiliated	—	—	(5,425)
Futures contracts	(2,588,783)	(170,951)	(5,134,662)
Foreign currency translations	(138,539)	(6,425)	—

	(87,043,672)	78,376,909	(437,237,133)

Net realized and unrealized gain (loss)	(51,216,539)	161,187,823	(145,720,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,205,609)	$160,807,793	$(126,214,487)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	BlackRock Advantage International Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,010,930	$21,740,185
Net realized gain	35,827,133	165,326,537
Net change in unrealized appreciation (depreciation)	(87,043,672)	149,977,719

Net increase (decrease) in net assets resulting from operations	(42,205,609)	337,044,441

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(25,750,911)	(9,738,597)
Investor A	(18,960,013)	(6,489,037)
Investor C	(138,575)	(48,692)
Class K	(4,279,498)	(915,693)
Class R	(137,798)	(42,375)

Decrease in net assets resulting from distributions to shareholders	(49,266,795)	(17,234,394)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	37,566,800	(33,474,739)

NET ASSETS
Total increase (decrease) in net assets	(53,905,604)	286,335,308
Beginning of period	1,183,266,508	896,931,200

End of period	$1,129,360,904	$1,183,266,508

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Large Cap Growth Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(380,030)	$(215,133)
Net realized gain	82,810,914	143,464,085
Net change in unrealized appreciation (depreciation)	78,376,909	149,457,910

Net increase in net assets resulting from operations	160,807,793	292,706,862

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,226,092)	(7,398,742)
Service	—	(14,155)
Investor A	(69,910,983)	(58,840,915)
Investor C	(1,157,481)	(1,130,458)
Class K	(86,759)	(69,077)
Class R	(29,749)	(33,436)

Decrease in net assets resulting from distributions to shareholders	(80,411,064)	(67,486,783)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	39,518,614	5,020,695

NET ASSETS
Total increase in net assets	119,915,343	230,240,774
Beginning of period	1,049,372,111	819,131,337

End of period	$1,169,287,454	$1,049,372,111

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Small Cap Core Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,506,098	$16,074,768
Net realized gain	291,516,548	274,284,954
Net change in unrealized appreciation (depreciation)	(437,237,133)	824,525,968

Net increase (decrease) in net assets resulting from operations	(126,214,487)	1,114,885,690

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(141,213,410)	(38,083,252)
Investor A	(26,450,535)	(9,371,577)
Investor C	(651,823)	(142,084)
Class K	(46,394,013)	(13,303,758)

Decrease in net assets resulting from distributions to shareholders	(214,709,781)	(60,900,671)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	614,935,455	1,892,937,381

NET ASSETS
Total increase in net assets	274,011,187	2,946,922,400
Beginning of period	4,266,440,850	1,319,518,450

End of period	$4,540,452,037	$4,266,440,850

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018		2017	2016

Net asset value, beginning of period	$19.89		$14.52	$16.12		$16.97	$16.77		$14.50	$13.34

Net investment income(a)	0.16		0.38	0.22		0.44	0.45		0.19	0.09
Net realized and unrealized gain (loss)		(0.85)	5.30	(1.37)		(0.90)	(0.12)		2.37	1.18

Net increase (decrease) from investment operations		(0.69)	5.68	(1.15)		(0.46)	0.33		2.56	1.27

Distributions(b)
From net investment income		(0.33)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)	(0.11)
From net realized gain		(0.51)	—	—		—	—		—	—

Total distributions		(0.84)	(0.31)	(0.45)		(0.39)	(0.13)		(0.29)	(0.11)

Net asset value, end of period	$18.36		$19.89	$14.52		$16.12	$16.97		$16.77	$14.50

Total Return(c)
Based on net asset value	(3.58	)%(d)	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)	17.99%	9.60%

Ratios to Average Net Assets
Total expenses	0.76	%(f)	0.78%	0.82	%(f)	0.88%	0.86%		1.10%	1.21%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%	0.50	%(f)	0.59%	0.64%		0.86%	1.06%

Net investment income	1.66	%(f)	2.21%	2.17	%(f)	2.78%	2.61%		1.20%	0.68%

Supplemental Data
Net assets, end of period (000)	$759,534		$616,649	$477,944		$446,831	$403,149		$116,595	$52,490

Portfolio turnover rate		83%	247%	131%		140%	106%		177%	67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018		2017	2016

Net asset value, beginning of period	$19.65		$14.35	$15.93		$16.78	$16.60		$14.35	$13.20

Net investment income(a)	0.12		0.33	0.19		0.40	0.38		0.12	0.06
Net realized and unrealized gain (loss)		(0.82)	5.24	(1.35)		(0.90)	(0.10)		2.38	1.16

Net increase (decrease) from investment operations		(0.70)	5.57	(1.16)		(0.50)	0.28		2.50	1.22

Distributions(b)
From net investment income		(0.31)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)	(0.07)
From net realized gain		(0.51)	—	—		—	—		—	—

Total distributions		(0.82)	(0.27)	(0.42)		(0.35)	(0.10)		(0.25)	(0.07)

Net asset value, end of period	$18.13		$19.65	$14.35		$15.93	$16.78		$16.60	$14.35

Total Return(c)
Based on net asset value	(3.67	)%(d)	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)	17.71%	9.30%

Ratios to Average Net Assets
Total expenses	1.03	%(f)	1.05%	1.08	%(f)	1.16%	1.15%		1.42%	1.49%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75%	0.75	%(f)	0.84%	0.89%		1.19%	1.33%

Net investment income	1.27	%(f)	1.95%	1.85	%(f)	2.56%	2.20%		0.82%	0.46%

Supplemental Data
Net assets, end of period (000)	$266,291		$456,083	$366,411		$404,739	$302,725		$169,806	$153,886

Portfolio turnover rate		83%	247%	131%		140%	106%		177%	67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%
(f)	Annualized.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018		2017		2016

Net asset value, beginning of period	$19.12		$13.95	$15.43		$16.11	$15.96		$13.81		$12.74

Net investment income (loss)(a)	0.06		0.16	0.10		0.23	0.23		(0.01)		(0.05)
Net realized and unrealized gain (loss)		(0.82)	5.14		(1.31)	(0.80)	(0.08)		2.29		1.12

Net increase (decrease) from investment operations		(0.76)	5.30		(1.21)	(0.57)	0.15		2.28		1.07

Distributions(b)
From net investment income		(0.24)	(0.13)		(0.27)	(0.11)	—		(0.13)		(0.00	)(c)
From net realized gain		(0.51)	—	—		—	—		—		—

Total distributions		(0.75)	(0.13)		(0.27)	(0.11)	—		(0.13)		(0.00)

Net asset value, end of period	$17.61		$19.12	$13.95		$15.43	$16.11		$15.96		$13.81

Total Return(d)
Based on net asset value	(4.07	)%(e)	38.21%	(8.05	)%(e)	(3.51)%	0.94	%(f)	16.70%		8.44%

Ratios to Average Net Assets
Total expenses	1.89	%(g)	1.88%	1.84	%(g)	1.88%	1.89%		2.22	%(h)	2.27	%(h)

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.50%	1.50	%(g)	1.59%	1.64%		2.03%		2.14%

Net investment income (loss)	0.61	%(g)	0.98%	1.04	%(g)	1.52%	1.39%		(0.05)%		(0.35)%

Supplemental Data
Net assets, end of period (000)	$2,876		$3,664	$6,193		$9,448	$23,111		$24,717		$43,218

Portfolio turnover rate		83%	247%		131%	140%	106%		177%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class K

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from
							01/25/18	(a)
							to 09/30/18

Net asset value, beginning of period	$19.89		$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.16		0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)		(0.84)	5.23		(1.37)	(1.03)		(1.74)

Net increase (decrease) from investment operations		(0.68)	5.69		(1.14)	(0.47)		(1.35)

Distributions(c)
From net investment income		(0.33)	(0.32)		(0.46)	(0.39)	—
From net realized gain		(0.51)	—	—		—	—

Total distributions		(0.84)	(0.32)		(0.46)	(0.39)	—

Net asset value, end of period	$18.37		$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	(3.50	)%(e)	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(e)(f)

Ratios to Average Net Assets
Total expenses	0.61	%(g)	0.63%	0.65	%(g)	0.75%	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45%	0.45	%(g)	0.54%	0.59	%(g)

Net investment income	1.66	%(g)	2.65%	2.20	%(g)	3.59%	3.33	%(g)

Supplemental Data
Net assets, end of period (000)	$97,510		$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate		83%	247%		131%	140%	106	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018		2017		2016

Net asset value, beginning of period	$19.68		$14.36	$15.91		$16.74	$16.53		$14.29		$13.12

Net investment income(a)	0.11		0.28	0.15		0.34	0.32		0.07		0.01
Net realized and unrealized gain (loss)		(0.84)	5.26		(1.34)	(0.88)	(0.08)		2.36		1.16

Net increase (decrease) from investment operations		(0.73)	5.54		(1.19)	(0.54)	0.24		2.43		1.17

Distributions(b)
From net investment income		(0.29)	(0.22)		(0.36)	(0.29)	(0.03)		(0.19)		(0.00	)(c)
From net realized gain		(0.51)	—	—		—	—		—		—

Total distributions		(0.80)	(0.22)		(0.36)	(0.29)	(0.03)		(0.19)		(0.00)

Net asset value, end of period	$18.15		$19.68	$14.36		$15.91	$16.74		$16.53		$14.29

Total Return(d)
Based on net asset value	(3.82	)%(e)	38.91%	(7.75	)%(e)	(3.04)%	1.44	%(f)	17.26%		8.96%

Ratios to Average Net Assets
Total expenses	1.35	%(g)	1.36%	1.37	%(g)	1.44%	1.45%		1.75	%(h)	1.83	%(h)

Total expenses after fees waived and/or reimbursed	1.00	%(g)	1.00%	1.00	%(g)	1.09%	1.14%		1.55%		1.72%

Net investment income	1.11	%(g)	1.67%	1.47	%(g)	2.20%	1.91%		0.46%		0.08%

Supplemental Data
Net assets, end of period (000)	$3,150		$3,416	$3,310		$5,244	$7,572		$7,551		$8,343

Portfolio turnover rate		83%	247%		131%	140%	106%		177%		67%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$23.33		$18.23	$16.49		$17.89	$15.20	$12.32	$12.07

Net investment income(b)	0.02		0.04	0.07		0.13	0.13	0.12	0.10
Net realized and unrealized gain (loss)	3.51		6.59	2.40		(0.22)	3.52	2.87	1.06

Net increase (decrease) from investment operations	3.53		6.63	2.47		(0.09)	3.65	2.99	1.16

Distributions(c)
From net investment income	—		(0.07)		(0.14)	(0.13)	(0.08)	(0.11)	(0.07)
From net realized gain		(1.75)	(1.46)		(0.59)	(1.18)	(0.88)	—	(0.84)

Total distributions		(1.75)	(1.53)		(0.73)	(1.31)	(0.96)	(0.11)	(0.91)

Net asset value, end of period	$25.11		$23.33	$18.23		$16.49	$17.89	$15.20	$12.32

Total Return(d)
Based on net asset value	15.69	%(e)	37.54%	15.34	%(e)	0.41%	25.31%	24.43%	9.75%

Ratios to Average Net Assets
Total expenses	0.81	%(f)	0.83%	0.86	%(f)	0.87%	0.86%	1.10%	1.14%

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.62%	0.62	%(f)	0.62%	0.62%	0.84%	0.92%

Net investment income	0.20	%(f)	0.21%	0.65	%(f)	0.82%	0.83%	0.91%	0.86%

Supplemental Data
Net assets, end of period (000)	$553,552		$125,061	$89,737		$79,564	$74,886	$36,574	$37,417

Portfolio turnover rate		66%	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$22.13		$17.35	$15.71		$17.11	$14.59	$11.83	$11.61

Net investment income (loss)(b)		(0.02)	(0.01)	0.04		0.09	0.09	0.08	0.06
Net realized and unrealized gain (loss)	3.33		6.27	2.28		(0.22)	3.37	2.75	1.02

Net increase (decrease) from investment operations	3.31		6.26	2.32		(0.13)	3.46	2.83	1.08

Distributions(c)
From net investment income	—		(0.02)		(0.09)	(0.09)	(0.06)	(0.07)	(0.02)
From net realized gain		(1.73)	(1.46)		(0.59)	(1.18)	(0.88)	—	(0.84)

Total distributions		(1.73)	(1.48)		(0.68)	(1.27)	(0.94)	(0.07)	(0.86)

Net asset value, end of period	$23.71		$22.13	$17.35		$15.71	$17.11	$14.59	$11.83

Total Return(d)
Based on net asset value	15.53	%(e)	37.28%	15.16	%(e)	0.15%	24.98%	24.03%	9.39%

Ratios to Average Net Assets
Total expenses	1.08	%(f)	1.08%	1.12	%(f)	1.12%	1.12%	1.35%	1.42%

Total expenses after fees waived and/or reimbursed	0.87	%(f)	0.87%	0.87	%(f)	0.87%	0.87%	1.13%	1.24%

Net investment income (loss)	(0.16	)%(f)	(0.04)%	0.40	%(f)	0.57%	0.58%	0.60%	0.54%

Supplemental Data
Net assets, end of period (000)	$598,592		$909,344	$713,162		$699,247	$730,996	$351,398	$323,297

Portfolio turnover rate		66%	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$18.42		$14.67	$13.35		$14.55	$12.53	$10.19	$10.16

Net investment loss(b)		(0.08)	(0.13)		(0.03)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	2.74		5.27	1.93		(0.17)	2.89	2.36	0.89

Net increase (decrease) from investment operations	2.66		5.14	1.90		(0.20)	2.86	2.34	0.87

Distributions from net realized gain(c)		(1.67)	(1.39)		(0.58)	(1.00)	(0.84)	—	(0.84)

Net asset value, end of period	$19.41		$18.42	$14.67		$13.35	$14.55	$12.53	$10.19

Total Return(d)
Based on net asset value	15.12	%(e)	36.25%	14.56	%(e)	(0.59)%	24.09%	22.96%	8.63%

Ratios to Average Net Assets
Total expenses	1.84	%(f)	1.84%	1.83	%(f)	1.85%	1.87%	2.12%	2.17%

Total expenses after fees waived and/or reimbursed	1.62	%(f)	1.62%	1.62	%(f)	1.62%	1.62%	1.91%	2.01%

Net investment loss	(0.88	)%(f)	(0.78)%	(0.35	)%(f)	(0.22)%	(0.19)%	(0.16)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$13,930		$12,989	$14,728		$15,277	$48,702	$46,804	$63,586

Portfolio turnover rate		66%	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K

	Six Months Ended			Period from			Period from
	11/30/21		Year Ended	10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		05/31/21	to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$23.33		$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.03		0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	3.50		6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	3.53		6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	—		(0.08)		(0.15)	(0.13)	—
From net realized gain		(1.75)	(1.46)		(0.59)	(1.18)	—

Total distributions		(1.75)	(1.54)		(0.74)	(1.31)	—

Net asset value, end of period	$25.11		$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	15.71	%(e)	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets
Total expenses	0.68	%(f)	0.69%	0.70	%(f)	0.71%	0.72	%(f)

Total expenses after fees waived and/or reimbursed	0.57	%(f)	0.57%	0.57	%(f)	0.57%	0.57	%(f)

Net investment income	0.23	%(f)	0.25%	0.72	%(f)	0.85%	0.93	%(f)

Supplemental Data
Net assets, end of period (000)	$2,735		$1,152	$715		$973	$609

Portfolio turnover rate		66%	134%		70%	154%	162	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R

	Six Months Ended 11/30/21 (unaudited)		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20
						Year Ended September 30,
						2019	2018	2017 (a)	2016 (a)

Net asset value, beginning of period	$23.17		$18.10	$16.32		$17.69	$15.01	$12.17	$11.94

Net investment income (loss)(b)		(0.05)	(0.06)	0.02		0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss)	3.49		6.55	2.38		(0.23)	3.49	2.84	1.05

Net increase (decrease) from investment operations	3.44		6.49	2.40		(0.18)	3.54	2.88	1.07

Distributions(c)
From net investment income	—		—		(0.03)	(0.01)	—	(0.04)	—
From net realized gain		(1.68)	(1.42)		(0.59)	(1.18)	(0.86)	—	(0.84)

Total distributions		(1.68)	(1.42)		(0.62)	(1.19)	(0.86)	(0.04)	(0.84)

Net asset value, end of period	$24.93		$23.17	$18.10		$16.32	$17.69	$15.01	$12.17

Total Return(d)
Based on net asset value	15.39	%(e)	36.93%	14.99	%(e)	(0.15)%	24.68%	23.68%	9.04%

Ratios to Average Net Assets
Total expenses	1.47	%(f)	1.36%	1.46	%(f)	1.42%	1.40%	1.66%	1.74%

Total expenses after fees waived and/or reimbursed	1.12	%(f)	1.12%	1.12	%(f)	1.12%	1.12%	1.45%	1.60%

Net investment income (loss)	(0.39	)%(f)	(0.30)%	0.16	%(f)	0.33%	0.30%	0.28%	0.20%

Supplemental Data
Net assets, end of period (000)	$477		$577	$536		$867	$1,864	$2,332	$1,875

Portfolio turnover rate		66%	134%		70%	154%	162%	130%	36%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Six Months Ended 11/30/21 (unaudited)		Year Ended May 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$20.72		$13.09		$13.13		$14.80	$12.70	$10.59

Net investment income(a)	0.09		0.12		0.14		0.13	0.11	0.10
Net realized and unrealized gain (loss)		(0.63)	7.97		(0.05)		(1.13)	2.37	2.10

Net increase (decrease) from investment operations		(0.54)	8.09		0.09		(1.00)	2.48	2.20

Distributions(b)
From net investment income		(0.04)	(0.10)		(0.13)		(0.11)	(0.09)	(0.06)
From net realized gain		(0.98)	(0.36)		(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(1.02)	(0.46)		(0.13)		(0.67)	(0.38)	(0.09)

Net asset value, end of period	$19.16		$20.72		$13.09		$13.13	$14.80	$12.70

Total Return(d)
Based on net asset value	(2.60	)%(e)	62.61%		0.61%		(6.89)%	19.82%	20.84%

Ratios to Average Net Assets
Total expenses	0.58	%(f)	0.60	%(g)	0.64%		0.70%	0.66%	1.05%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50	%(g)	0.50%		0.49%	0.50%	0.54%

Net investment income	0.89	%(f)	0.65	%(g)	0.99%		0.95%	0.83%	0.78%

Supplemental Data
Net assets, end of period (000)	$3,012,724		$2,802,145		$847,753		$551,833	$356,274	$56,603

Portfolio turnover rate		43%	63%		101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor A

	Six Months Ended 11/30/21 (unaudited)		Year Ended May 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$20.58		$13.02		$13.05		$14.73	$12.66	$10.56

Net investment income(a)	0.06		0.08		0.10		0.09	0.09	0.06
Net realized and unrealized gain (loss)		(0.62)	7.91		(0.03)		(1.13)	2.34	2.10

Net increase (decrease) from investment operations		(0.56)	7.99		0.07		(1.04)	2.43	2.16

Distributions(b)
From net investment income		(0.02)	(0.07)		(0.10)		(0.08)	(0.07)	(0.03)
From net realized gain		(0.98)	(0.36)		(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(1.00)	(0.43)		(0.10)		(0.64)	(0.36)	(0.06)

Net asset value, end of period	$19.02		$20.58		$13.02		$13.05	$14.73	$12.66

Total Return(d)
Based on net asset value	(2.72	)%(e)	62.05%		0.45%		(7.16)%	19.51%	20.51%

Ratios to Average Net Assets
Total expenses	0.90	%(f)	0.95	%(g)	1.01%		1.03%	1.08%	1.39%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75	%(g)	0.75%		0.75%	0.75%	0.83%

Net investment income	0.61	%(f)	0.45	%(g)	0.75%		0.69%	0.64%	0.51%

Supplemental Data
Net assets, end of period (000)	$449,008		$530,664		$277,926		$248,574	$79,515	$6,389

Portfolio turnover rate		43%	63%		101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Six Months Ended 11/30/21 (unaudited)		Year Ended May 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$20.08		$12.74		$12.80		$14.48	$12.44	$10.44

Net investment income (loss)(a)		(0.01)	(0.05)		0.00	(b)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)		(0.62)	7.74		(0.04)		(1.10)	2.31	2.06

Net increase (decrease) from investment operations		(0.63)	7.69		(0.04)		(1.11)	2.29	2.03

Distributions(c)
From net investment income	—		—		(0.02)		(0.01)	—	—
From net realized gain		(0.95)	(0.35)		(0.00	)(d)	(0.56)	(0.25)	(0.03)

Total distributions		(0.95)	(0.35)		(0.02)		(0.57)	(0.25)	(0.03)

Net asset value, end of period	$18.50		$20.08		$12.74		$12.80	$14.48	$12.44

Total Return(e)
Based on net asset value	(3.10	)%(f)	60.90%		(0.33)%		(7.83)%	18.65%	19.47%

Ratios to Average Net Assets
Total expenses	1.63	%(g)	1.70	%(h)	1.71%		1.81%	1.94%	2.22%

Total expenses after fees waived and/or reimbursed	1.50	%(g)	1.50	%(h)	1.50%		1.50%	1.50%	1.57%

Net investment income (loss)	(0.11	)%(g)	(0.32	)%(h)	0.01%		(0.06)%	(0.16)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$14,417		$12,880		$4,955		$4,363	$1,373	$764

Portfolio turnover rate		43%	63%		101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K

	Six Months Ended 11/30/21 (unaudited)		Year Ended May 31,
			2021		2020		2019	2018	2017

Net asset value, beginning of period	$20.73		$13.10		$13.13		$14.81	$12.70	$10.60

Net investment income(a)	0.10		0.13		0.14		0.14	0.12	0.12
Net realized and unrealized gain (loss)		(0.64)	7.97		(0.03)		(1.15)	2.37	2.07

Net increase (decrease) from investment operations		(0.54)	8.10		0.11		(1.01)	2.49	2.19

Distributions(b)
From net investment income		(0.04)	(0.11)		(0.14)		(0.11)	(0.09)	(0.06)
From net realized gain		(0.98)	(0.36)		(0.00	)(c)	(0.56)	(0.29)	(0.03)

Total distributions		(1.02)	(0.47)		(0.14)		(0.67)	(0.38)	(0.09)

Net asset value, end of period	$19.17		$20.73		$13.10		$13.13	$14.81	$12.70

Total Return(d)
Based on net asset value	(2.58	)%(e)	62.63%		0.73%		(6.93)%	19.94%	20.74%

Ratios to Average Net Assets
Total expenses	0.51	%(f)	0.52	%(g)	0.56%		0.61%	0.65%	1.62%

Total expenses after fees waived and/or reimbursed	0.45	%(f)	0.45	%(g)	0.45%		0.45%	0.45%	0.45%

Net investment income	0.95	%(f)	0.71	%(g)	0.99%		1.00%	0.90%	0.95%

Supplemental Data
Net assets, end of period (000)	$1,064,303		$920,752		$188,885		$56,316	$68,375	$58,557

Portfolio turnover rate		43%	63%		101%		100%	104%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 6, 2021, the Advantage Large Cap Growth’s Service Shares converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2021, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements (unaudited) (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount(b)

Advantage Small Cap Core
Barclays Capital, Inc.	$4,384,274	$(4,384,274)	$—	$—
BNP Paribas SA	691,644	(691,644)	—	—
BofA Securities, Inc.	17,657,853	(17,657,853)	—	—
Citigroup Global Markets, Inc.	7,944,226	(7,944,226)	—	—
Credit Suisse Securities (USA) LLC	4,620,949	(4,620,949)	—	—
Deutsche Bank Securities, Inc.	1,091,511	(1,091,511)	—	—
J.P. Morgan Securities LLC	24,457,413	(24,457,413)	—	—
Morgan Stanley	49,583,490	(49,583,490)	—	—
National Financial Services LLC	7,140,526	(7,140,526)	—	—
State Street Bank & Trust Co.	4,991,739	(4,991,739)	—	—
Toronto Dominion Bank	5,385,352	(5,331,573)	—	53,779

	$127,948,977	$(127,895,198)	$—	$53,779

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

First $1 billion	0.45%	0.57%	0.45%
$1 billion - $3 billion	0.42	0.54	0.42
$3 billion - $5 billion	0.41	0.51	0.41
$5 billion - $10 billion	0.39	0.50	0.39
Greater than $10 billion	0.38	0.48	0.38

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total

Advantage International	$—	$473,413	$16,821	$8,531	$498,765
Advantage Large Cap Growth	63	1,003,150	67,994	1,221	1,072,428
Advantage Small Cap Core	—	642,455	71,087	—	713,542

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$68,928	$—	$37,961	$337	$10,135	$341	$117,702
Advantage Large Cap Growth	30,907	5	80,421	1,363	147	49	112,892
Advantage Small Cap Core	296,084	—	51,422	1,419	100,005	—	448,930

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

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Notes to Financial Statements (unaudited) (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$279,462	$279,462
Advantage Small Cap Core	100,338	100,338

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$3,425	$—	$9,148	$1,120	$53	$40	$13,786
Advantage Large Cap Growth	1,314	2	50,935	1,671	19	21	53,962
Advantage Small Cap Core	2,694	—	7,129	321	164	—	10,308

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$501,063	$—	$319,348	$4,841	$1,854	$4,083	$831,189
Advantage Large Cap Growth	229,906	19	646,519	11,806	119	752	889,121
Advantage Small Cap Core	1,113,642	—	385,628	8,743	11,470	—	1,519,483

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$2,509
Advantage Large Cap Growth	7,009
Advantage Small Cap Core	20,104

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Investor A	$264	$1,739	$3,064
Investor C	260	629	1,143

	$524	$2,368	$4,207

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Advantage International	$2,951
Advantage Large Cap Growth	1,072
Advantage Small Cap Core	5,548

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

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Notes to Financial Statements (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	N/A	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	N/A	0.75	1.50	0.45	N/A

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 (or June 30, 2032 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended November 30, 2021, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$819,682
Advantage Large Cap Growth	426,112
Advantage Small Cap Core	746,317

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 68,928	$—	$37,961	$337	$10,135	$341	$117,702
Advantage Large Cap Growth	30,907	5	80,421	1,363	147	49	112,892
Advantage Small Cap Core	296,084	—	51,422	1,419	100,005	—	448,930

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Advantage International	$ 328,712	$—	$223,467	$3,959	$1,854	$3,240	$561,232
Advantage Large Cap Growth	152,664	6	443,832	8,242	119	627	605,490
Advantage Small Cap Core	372,656	—	257,137	5,170	11,470	—	646,433

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Large Cap Growth and Advantage Small Cap Core retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Large Cap Growth and Advantage Small Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Financial Statements (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$3,025
Advantage Large Cap Growth	9,045
Advantage Small Cap Core	137,453

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International and Advantage Small Cap Core may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. In addition, Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2021, Advantage International and Advantage Small Cap Core did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$946,740,910	$934,728,572
Advantage Large Cap Growth	729,451,826	770,400,364
Advantage Small Cap Core	2,334,474,780	1,908,770,567

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core

Tax cost	$1,044,428,054	$715,770,225	$4,334,312,573

Gross unrealized appreciation	$118,041,685	$469,603,643	$712,812,528
Gross unrealized depreciation	(38,702,569)	(17,002,701)	(359,752,001)

Net unrealized appreciation (depreciation)	$79,339,116	$452,600,942	$353,060,527

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate

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Notes to Financial Statements (unaudited) (continued)

equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.
The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage International

Institutional

Shares sold	10,739,024	$208,721,576	4,418,893	$75,694,033
Shares issued in reinvestment of distributions	1,351,187	25,415,815	588,425	9,609,172
Shares redeemed	(1,731,382)	(33,538,342)	(6,928,355)	(117,200,787)

	10,358,829	$200,599,049	(1,921,037)	$(31,897,582)

Investor A

Shares sold and automatic conversion of shares	767,193	$14,667,178	2,612,796	$44,063,358
Shares issued in reinvestment of distributions	959,423	17,835,685	378,577	6,105,755
Shares redeemed	(10,245,226)	(196,927,358)	(5,322,583)	(88,079,685)

	(8,518,610)	$(164,424,495)	(2,331,210)	$(37,910,572)

Investor C

Shares sold	10,175	$188,175	24,076	$395,881
Shares issued in reinvestment of distributions	7,652	138,568	3,050	47,061
Shares redeemed and automatic conversion of shares	(46,225)	(852,647)	(279,526)	(4,502,352)

	(28,398)	$(525,904)	(252,400)	$(4,059,410)

Class K

Shares sold	424,702	$8,251,931	2,866,712	$52,229,496
Shares issued in reinvestment of distributions	227,512	4,279,498	56,053	915,693
Shares redeemed	(543,743)	(10,613,621)	(689,214)	(11,849,959)

	108,471	$1,917,808	2,233,551	$41,295,230

Class R

Shares sold	29,637	$571,161	55,185	$916,332
Shares issued in reinvestment of distributions	7,397	137,798	2,631	42,375
Shares redeemed	(37,136)	(708,617)	(114,704)	(1,861,112)
	(102)	$342	(56,888)	$(902,405)

	1,920,190	$37,566,800	(2,327,984)	$(33,474,739)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage Large Cap Growth

Institutional

Shares sold	17,215,606	$415,795,791	1,461,480	$30,690,873
Shares issued in reinvestment of distributions	388,573	9,073,190	349,606	7,263,426
Shares redeemed	(921,703)	(22,419,980)	(1,374,733)	(28,731,360)

	16,682,476	$402,449,001	436,353	$9,222,939

Service(a)

Shares sold	7	$150	910	$20,367
Shares issued in reinvestment of distributions	—	—	693	14,155
Shares redeemed	(10,889)	(267,829)	(4,884)	(90,744)

	(10,882)	$(267,679)	(3,281)	$(56,222)

Investor A

Shares sold and automatic conversion of shares	836,785	$19,059,409	4,204,268	$84,126,461
Shares issued in reinvestment of distributions	3,117,045	68,793,177	2,931,766	57,897,081
Shares redeemed	(19,807,610)	(452,059,209)	(7,138,589)	(141,394,298)

	(15,853,780)	$(364,206,623)	(2,555)	$629,244

Investor C

Shares sold	33,675	$631,481	115,840	$1,976,790
Shares issued in reinvestment of distributions	63,391	1,148,636	67,831	1,118,035
Shares redeemed and automatic conversion of shares	(84,554)	(1,574,978)	(482,173)	(7,987,888)

	12,512	$205,139	(298,502)	$(4,893,063)

Class K

Shares sold	64,349	$1,610,172	12,572	$271,639
Shares issued in reinvestment of distributions	2,798	65,329	2,409	50,244
Shares redeemed	(7,586)	(190,564)	(4,868)	(105,833)

	59,561	$1,484,937	10,113	$216,050

Class R

Shares sold	1,127	$27,309	8,442	$172,132
Shares issued in reinvestment of distributions	1,281	29,749	1,626	33,436
Shares redeemed	(8,171)	(203,219)	(14,754)	(303,821)

	(5,763)	$(146,161)	(4,686)	$(98,253)

	884,124	$39,518,614	137,442	$5,020,695

Advantage Small Cap Core

Institutional
Shares sold	30,623,260	$609,786,510	95,126,663	$1,715,369,624
Shares issued in reinvestment of distributions	7,410,244	141,091,037	2,243,133	38,062,870
Shares redeemed	(16,028,277)	(317,096,972)	(26,844,843)	(470,870,066)

	22,005,227	$433,780,575	70,524,953	$1,282,562,428

Investor A

Shares sold and automatic conversion of shares	4,287,336	$85,898,713	11,731,048	$215,365,974
Shares issued in reinvestment of distributions	1,397,132	26,433,748	552,682	9,366,268
Shares redeemed	(7,860,319)	(153,924,105)	(7,853,782)	(138,001,515)

	(2,175,851)	$(41,591,644)	4,429,948	$86,730,727

Investor C

Shares sold	136,992	$2,666,558	344,270	$6,419,970
Shares issued in reinvestment of distributions	35,220	649,803	8,469	141,691
Shares redeemed and automatic conversion of shares	(34,470)	(662,573)	(100,236)	(1,695,653)

	137,742	$2,653,788	252,503	$4,866,008

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Advantage Small Cap Core (continued)
Class K
Shares sold	14,972,821	$299,529,718	35,035,616	$609,698,614
Shares issued in reinvestment of distributions	2,435,372	46,393,828	780,524	13,303,758
Shares redeemed	(6,310,947)	(125,830,810)	(5,819,626)	(104,224,154)

	11,097,246	$220,092,736	29,996,514	$518,778,218

	31,064,364	$614,935,455	105,203,918	$1,892,937,381

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

As of November 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Funds, owned 12,217 Class K Shares of Advantage Large Cap Growth.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Core Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Blackrock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	67

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	69

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/21-SAR

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock FundsSM

• BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

The Fund invests in both commodity futures and natural resources stocks, while the benchmark consists entirely of commodity futures. Holding equities versus futures was a net detractor from relative performance. Within the equity portfolio, positions in mining, gold and agricultural stocks detracted from results. Conversely, an allocation to energy stocks contributed positively.

An overweight in Valero Energy Corp., which was adversely affected by the weakness in refining margins, was a key detractor. The Fund was also hurt by its position in Vale SA, which was pressured by falling iron ore prices.

An overweight position in Glencore PLC, which benefited from rising thermal coal prices, was one of the top contributors to performance. Overweight positions in integrated oil majors such as Royal Dutch Shell PLC and ConocoPhillips also were key contributors. Companies in the industry generally reported strong results and increasing cash flows, and many reinstated share buyback programs.

Part of the Fund’s strategy is to invest in commodity futures through total return swaps using an enhanced index approach. Approximately 50% of the portfolio was invested in commodity total return swaps. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund reduced its allocation to the agriculture & livestock and industrial metals sub-sectors, while increasing its position in energy.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity total return swaps. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

The energy sector represented the largest overweight within the equity portfolio. The Fund has a bias toward higher-quality oil producers that the investment adviser expects will gain the largest benefit from higher oil and natural gas prices.

When combining the equity and commodity positions, the Fund was moderately underweight in agriculture and precious metals and modestly overweight in industrial metals.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Commodity Strategies Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(0.74)%	26.14%	N/A	5.84%	N/A	(0.90)%	N/A
Investor A	(0.81)	25.85	19.24%	5.58	4.45%	(1.13)	(1.66)%
Investor C	(1.24)	24.76	23.76	4.77	4.77	(1.72)	(1.72)
Class K	(0.62)	26.16	N/A	5.89	N/A	(0.88)	N/A
Bloomberg Commodity Index Total ReturnSM(c)	3.23	28.89	N/A	3.31	N/A	(3.56)	N/A

(a)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(b)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(c)

An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13-week (3-Month) U.S. Treasury Bills.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 992.60	$ 3.60		$ 1,000.00	$ 1,021.46	$ 3.65		0.72%
Investor A	1,000.00	991.90	4.84		1,000.00	1,020.21	4.91		0.97
Investor C	1,000.00	987.60	8.57		1,000.00	1,016.44	8.69		1.72
Class K	1,000.00	993.80	3.35		1,000.00	1,021.71	3.40		0.67

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock Commodity Strategies Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Chevron Corp.	3%
Royal Dutch Shell PLC, B Shares	2
TotalEnergies SE	2
Exxon Mobil Corp.	2
ConocoPhillips	1
Glencore PLC	1
BHP Group PLC	1
Canadian Natural Resources Ltd.	1
Anglo American PLC	1
Suncor Energy, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Energy	19%
Materials	16
Consumer Staples	8
Consumer Discretionary	3
Industrials	2
Financials	1
Short-Term Securities	51

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Consolidated Schedule of Investments (unaudited) November 30, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Beverages — 0.8%
Flow Beverage Corp.(a)(b)	1,218,672	$1,526,381
GURU Organic Energy Corp.(a)	427,421	5,604,369
MGP Ingredients, Inc.	64,194	5,005,848

		12,136,598

Biotechnology — 0.1%
Hofseth BioCare ASA(a)(b)	2,436,193	1,939,355

Capital Markets — 0.2%
Agronomics Ltd.(a)	10,567,242	3,443,206

Chemicals — 2.8%
FMC Corp.	83,493	8,365,164
Koninklijke DSM NV	48,880	10,520,759
Nutrien Ltd.	72,236	4,776,244
Robertet SA	4,493	5,070,034
Sociedad Quimica y Minera de Chile SA, ADR	26,088	1,624,239
Symrise AG	73,516	10,341,634

		40,698,074

Consumer Finance — 0.2%
Natural Order Acquisition Corp.(a)	243,473	2,395,774

Energy Equipment & Services — 0.4%
Schlumberger NV	223,250	6,402,810

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	20,567	11,093,428
Grocery Outlet Holding Corp.(a)(b)	163,037	4,721,552

		15,814,980

Food Products — 5.6%
Barry Callebaut AG, Registered Shares	2,557	6,049,415
Bunge Ltd.	64,205	5,558,227
China Mengniu Dairy Co. Ltd.	1,307,000	7,325,208
Corbion NV	122,622	5,664,935
Cranswick PLC	49,870	2,359,830
Darling Ingredients, Inc.(a)	121,203	8,183,627
Dole PLC(a)(b)	395,136	5,109,108
Freshpet, Inc.(a)	54,476	5,884,498
Kerry Group PLC, Class A	78,924	9,720,537
Laird Superfood, Inc.(a)	139,473	1,859,175
Maple Leaf Foods, Inc.	163,639	3,618,773
Nestlé SA, Registered Shares	80,498	10,317,572
Salmar ASA	153,675	9,710,367

		81,361,272

Hotels, Restaurants & Leisure — 0.6%
First Watch Restaurant Group, Inc.(a)	226,022	4,504,618
Portillo’s, Inc., Class A(a)	85,838	3,497,899
Sweetgreen, Inc., Class A(a)	5,614	214,343

		8,216,860

Internet & Direct Marketing Retail — 1.4%
Delivery Hero SE(a)(c)	28,871	3,831,495
HelloFresh SE(a)	62,767	6,365,805
Meituan, Class B(a)(c)	103,100	3,133,654
Moonpig Group PLC(a)	136,975	597,153
Ocado Group PLC(a)	189,824	4,531,559
THG PLC(a)	899,617	2,115,316

		20,574,982

IT Services — 0.0%
Toast, Inc., Class A(a)(b)	16,964	678,390

Machinery — 1.8%
Ag Growth International, Inc.	139,035	3,569,884

Security	Shares	Value

Machinery (continued)
Deere & Co.	27,991	$9,672,010
Hydrofarm Holdings Group, Inc.(a)	99,703	3,290,199
John Bean Technologies Corp.	41,370	6,526,945
Marel HF	476,519	3,037,161

		26,096,199

Metals & Mining — 13.0%
Agnico Eagle Mines Ltd.	46,252	2,305,630
Alamos Gold, Inc., Class A	149,068	1,140,079
Anglo American PLC	315,835	11,625,838
AngloGold Ashanti Ltd., ADR	7,664	160,484
Antofagasta PLC	135,816	2,483,097
ArcelorMittal SA	228,726	6,209,421
B2Gold Corp.	413,383	1,637,417
Barrick Gold Corp.	576,623	10,950,071
Bellevue Gold Ltd.(a)	178,071	99,954
BHP Group PLC	456,246	12,467,406
Blackstone Minerals Ltd.(a)(b)	715,534	296,174
BlueScope Steel Ltd.	143,680	1,997,049
Boliden AB	31,351	1,080,765
Centerra Gold, Inc.	123,359	907,726
Challenger Exploration Ltd.(a)(b)	304,680	65,018
Dundee Precious Metals, Inc.	73,307	466,543
Eldorado Gold Corp.(a)(b)	50,727	455,529
Endeavour Mining PLC	100,349	2,354,268
Equinox Gold Corp.(a)	61,760	437,534
ERO Copper Corp.(a)	37,480	606,745
First Quantum Minerals Ltd.	89,174	1,900,824
Fortescue Metals Group Ltd.	81,798	982,293
Franco-Nevada Corp.	52,845	7,246,771
Freeport-McMoRan, Inc.	200,171	7,422,341
Fresnillo PLC	114,125	1,376,812
Glencore PLC	3,009,602	14,288,978
Gold Fields Ltd., ADR	193,598	2,195,401
Great Bear Resources Ltd.(a)	9,330	146,291
Hudbay Minerals, Inc.	107,293	723,994
Iluka Resources Ltd.	132,493	805,849
Impala Platinum Holdings Ltd.	261,538	3,275,602
Ivanhoe Mines Ltd., Class A(a)	572,320	4,542,898
Kinross Gold Corp.	460,398	2,731,862
Kirkland Lake Gold Ltd.	119,175	4,712,145
Lundin Gold, Inc.(a)	87,662	714,362
Lundin Mining Corp.	134,170	1,053,446
Lynas Rare Earths Ltd.(a)	293,981	1,841,614
MAG Silver Corp.(a)	9,217	153,394
Marathon Gold Corp.(a)(b)	91,045	214,525
Mineral Resources Ltd.	46,166	1,481,600
Newcrest Mining Ltd.	155,348	2,576,973
Newmont Corp.	186,106	10,220,942
Nickel Mines Ltd.	1,574,356	1,574,994
Norsk Hydro ASA	380,787	2,466,011
Northam Platinum Holdings Ltd.(a)	92,173	1,287,582
Northern Star Resources Ltd.	547,824	3,657,183
Nucor Corp.	34,611	3,677,765
Osisko Gold Royalties Ltd.	93,440	1,141,805
OZ Minerals Ltd.	86,201	1,585,284
Pan American Silver Corp.(b)	17,632	450,321
Polymetal International PLC	127,582	2,327,545
Polyus PJSC, GDR	25,699	2,459,394
Pretium Resources, Inc.(a)	39,101	528,917
Rio Tinto PLC	150,433	9,222,166
Sibanye Stillwater Ltd.	789,330	2,461,356
Sigma Lithium Corp.(a)	362,305	3,423,243

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Skeena Resources Ltd.(a)	23,803	$228,071
Sociedad Minera Cerro Verde SAA	43,324	1,386,801
Solaris Resources, Inc.(a)	155,241	1,658,804
Solaris Resources, Inc.	26,000	277,819
SolGold PLC(a)(b)	683,658	207,759
SSR Mining, Inc.	12,190	221,289
SSR Mining, Inc.	52,674	957,087
Steel Dynamics, Inc.	30,899	1,847,760
Stelco Holdings, Inc.	15,594	500,004
Teck Resources Ltd., Class B	120,554	3,197,283
Titan Mining Corp.	145,304	64,835
Titan Mining Corp.	20,773	9,269
Torex Gold Resources, Inc.(a)	43,649	478,022
Vale SA, ADR	713,364	8,824,313
Wheaton Precious Metals Corp.	149,249	6,241,248

		190,719,595

Oil, Gas & Consumable Fuels — 19.0%
Aker BP ASA	102,598	3,223,714
ARC Resources Ltd.	320,204	2,809,884
BP PLC	1,590,461	6,900,582
Cairn Energy PLC	885,648	2,160,324
Canadian Natural Resources Ltd.	300,626	12,293,790
Cenovus Energy, Inc.	640,756	7,604,103
Cheniere Energy, Inc.	43,137	4,521,189
Chevron Corp.	339,874	38,361,578
ConocoPhillips	288,181	20,210,133
Devon Energy Corp.	194,629	8,186,096
EOG Resources, Inc.	19,251	1,674,837
Equinor ASA	412,742	10,327,201
Exxon Mobil Corp.	380,346	22,759,905
Gazprom PJSC, ADR	29,963	265,799
Hess Corp.	100,138	7,462,284
Kosmos Energy Ltd.(a)	630,706	2,308,384
LUKOIL PJSC, ADR	25,690	2,228,133
Marathon Petroleum Corp.	169,006	10,284,015
Oil Search Ltd.	727,817	1,957,242
Pioneer Natural Resources Co.	57,198	10,199,547
Royal Dutch Shell PLC, B Shares	1,458,246	30,558,933
Santos Ltd.	735,533	3,316,691
Suncor Energy, Inc.	467,139	11,379,988
TC Energy Corp.	233,741	10,963,843
TotalEnergies SE	528,578	24,321,334
Tourmaline Oil Corp.	108,650	3,615,571
Valero Energy Corp.	121,569	8,137,829
Williams Cos., Inc.	354,613	9,500,082

		277,533,011

Personal Products — 0.9%
BellRing Brands, Inc., Class A(a)	199,903	4,301,912
Jamieson Wellness, Inc.(c)	293,853	9,201,237

		13,503,149

Specialty Retail — 0.8%
Tractor Supply Co.	49,261	11,099,981

Total Common Stocks — 48.7% (Cost: $672,409,021)		712,614,236

Security	Shares		Value

Preferred Securities

Preferred Stocks — 0.2%

Consumer Finance — 0.2%
2MX Organic SA(a)		210,233	$2,362,317

Total Preferred Securities — 0.2% (Cost: $2,541,542)			2,362,317

Warrants(a)

Beverages — 0.0%
Flow Beverage Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 06/29/23, Strike Price CAD 10.00)		306,414	25,186

Capital Markets — 0.0%
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 05/31/23, Strike Price GBP 0.28)		3,014,355	40

Consumer Finance — 0.0%
Natural Order Acquisition Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)		153,024	78,073

Metals & Mining — 0.0%
Solaris Resources, Inc. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 04/26/22, Strike Price CAD 10.00) (Acquired 04/09/21, cost $1)(d)(e)		9,605	27,444
Solaris Resources, Inc. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 12/30/22, Strike Price CAD 6.75)		13,000	70,218
Titan Mining Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/23/23, Strike Price CAD 0.75)		10,387	—

			97,662

Total Warrants — 0.0% (Cost: $1,572,290)			200,961

Total Long-Term Investments — 48.9% (Cost: $676,522,853)			715,177,514

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(f)(g)		14,126,225	14,126,225
SL Liquidity Series, LLC, Money Market Series, 0.14%(f)(g)(h)		2,504,999	2,505,500

			16,631,725

	Par (000)

U.S. Treasury Obligations(i) — 49.7%
U.S. Treasury Bills 0.05%, 02/03/22	USD	121,000	120,989,783
0.05%, 03/03/22		121,000	120,983,457
0.04%, 04/21/22		121,000	120,965,641
0.05%, 05/19/22		121,000	120,949,824

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations(i) (continued)
U.S. Treasury Bills 0.07%, 06/16/22	121,000	$120,936,269
0.09%, 07/14/22	122,000	121,912,122

		726,737,096

Total Short-Term Securities — 50.9% (Cost: $743,445,210)		743,368,821

Total Investments — 99.8% (Cost: $1,419,968,063)		1,458,546,335

Other Assets Less Liabilities — 0.2%		3,327,471

Net Assets — 100.0%		$1,461,873,806

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $27,444, representing 0.0% of its net assets as of period end, and an original cost of $1.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(i)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$19,992,391	$—		$(5,866,166	)(a)	$—	$—	$14,126,225	14,126,225	$442		$—
SL Liquidity Series, LLC, Money Market Series	1,671,051	834,610	(a)	—		(153)	(8)	2,505,500	2,504,999	19,193	(b)	—

						$(153)	$(8)	$16,631,725		$19,635		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	12/01/21	USD	—	$2,077,830	$ —	$ 2,077,830
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRPRT	At Termination	Morgan Stanley & Co. International PLC	12/01/21	USD	—	(43,032)	—	(43,032)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Morgan Stanley & Co. International PLC	01/05/22	USD	829	(98,981)	—	(98,981)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	01/31/22	USD	1,823	(133,118)	—	(133,118)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	01/31/22	USD	1,046	56,439	—	56,439

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	02/04/22	USD	7,389	$1,212,365	$ —	$ 1,212,365
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMENTR	At Termination	Merrill Lynch International	02/04/22	USD	5,849	1,685,913	—	1,685,913
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	02/04/22	USD	1,773	56,425	—	56,425
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	02/04/22	USD	6,103	(266,782)	—	(266,782)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	02/08/22	USD	787	(56,561)	—	(56,561)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	02/11/22	USD	993	(64,361)	—	(64,361)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	02/24/22	USD	1,497	(90,210)	—	(90,210)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	03/02/22	USD	1,208	(30,165)	—	(30,165)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	03/14/22	USD	2,609	10,723	—	10,723
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMENTR	At Termination	Merrill Lynch International	03/14/22	USD	894	150,514	—	150,514
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	03/14/22	USD	10,237	1,336,145	—	1,336,145
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	03/14/22	USD	11,904	(120,801)	—	(120,801)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	04/05/22	USD	4,847	757,322	—	757,322
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Goldman Sachs International	04/07/22	USD	3,100	565,095	—	565,095
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Goldman Sachs International	04/07/22	USD	905	(22,157)	—	(22,157)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/13/22	USD	3,126	433,087	—	433,087
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/19/22	USD	2,256	242,255	—	242,255
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/25/22	USD	4,671	412,909	—	412,909
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/04/22	USD	7,060	377,724	—	377,724
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/05/22	USD	8,972	404,422	—	404,422

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/06/22	USD	6,852	$254,581	$ —	$ 254,581
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	05/09/22	USD	8,786	235,585	—	235,585
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/10/22	USD	7,196	249,727	—	249,727
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/12/22	USD	3,995	113,315	—	113,315
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/13/22	USD	9,779	504,804	—	504,804
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/17/22	USD	7,594	267,486	—	267,486
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/18/22	USD	7,502	262,008	—	262,008
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	2,294	103,138	—	103,138
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	950	(17,711)	—	(17,711)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	06/01/22	USD	2,397	229,331	—	229,331
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	06/02/22	USD	6,591	114,895	—	114,895
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	06/03/22	USD	28,332	845,299	—	845,299
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/08/22	USD	12,948	115,662	—	115,662
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/10/22	USD	5,517	30,407	—	30,407
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/13/22	USD	7,990	54,204	—	54,204
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	06/14/22	USD	33,732	479,441	—	479,441
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	06/15/22	USD	22,350	496,071	—	496,071
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/20/22	USD	5,555	284,658	—	284,658
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/22/22	USD	2,218	100,437	—	100,437
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/23/22	USD	5,104	191,034	—	191,034

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	06/28/22	USD	4,902	$146,908	$ —	$ 146,908
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	JPMorgan Chase Bank N.A.	07/01/22	USD	697	(6,689)	—	(6,689)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/01/22	USD	2,727	36,473	—	36,473
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	07/07/22	USD	6,218	229,413	—	229,413
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	07/08/22	USD	6,410	235,375	—	235,375
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	07/15/22	USD	6,985	118,900	—	118,900
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	07/19/22	USD	49,739	(1,918,900)	—	(1,918,900)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	07/19/22	USD	8,563	(96,990)	—	(96,990)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	07/19/22	USD	11,530	550,256	—	550,256
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	Morgan Stanley & Co. International PLC	07/19/22	USD	117,617	8,305,472	—	8,305,472
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	07/26/22	USD	6,771	(36,601)	—	(36,601)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	07/29/22	USD	5,362	(82,396)	—	(82,396)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	08/01/22	USD	498	(9,279)	—	(9,279)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	08/04/22	USD	6,246	64,881	—	64,881
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	08/09/22	USD	7,391	205,747	—	205,747
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	08/18/22	USD	6,735	151,863	—	151,863
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Goldman Sachs International	08/25/22	USD	503	(11,571)	—	(11,571)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	08/25/22	USD	4,548	79,835	—	79,835
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	JPMorgan Chase Bank N.A.	08/25/22	USD	1,004	12,639	—	12,639
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	09/01/22	USD	2,165	(45,880)	—	(45,880)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	09/16/22	USD	6,496	$(171,554)	$—	$(171,554)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	09/23/22	USD	6,199	(146,131)	—	(146,131)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/24/22	USD	1,794	(190,760)	—	(190,760)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	09/30/22	USD	8,529	128,694	—	128,694
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/30/22	USD	2,667	(399,470)	—	(399,470)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	09/30/22	USD	998	3,517	—	3,517
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	10/06/22	USD	6,861	(385,721)	—	(385,721)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	10/11/22	USD	7,603	(498,254)	—	(498,254)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	10/19/22	USD	9,383	(716,840)	—	(716,840)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	10/31/22	USD	4,951	(72,691)	—	(72,691)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	10/31/22	USD	13,458	(2,225,164)	—	(2,225,164)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	10/31/22	USD	2,006	(4,502)	—	(4,502)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	10/31/22	USD	997	23,688	—	23,688
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	11/09/22	USD	7,692	(1,168,782)	—	(1,168,782)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Societe Generale SA	11/16/22	USD	7,795	(542,561)	—	(542,561)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	11/18/22	USD	7,316	(470,607)	—	(470,607)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRAGT	At Termination	Goldman Sachs International	11/30/22	USD	73,682	88,097	—	88,097
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	11/30/22	USD	794	(3)	—	(3)
3-month U.S. Treasury Bill, 0.05%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	11/30/22	USD	1,091	—	—	—

								$14,947,784	$—	$14,947,784

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$ —	$ —	$25,093,009	$(10,145,225)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$25,093,009	$—	$—	$—	$—	$—	$25,093,009

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$10,145,225	$—	$—	$—	$—	$—	$10,145,225

For the period ended November 30, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$46,545,811	$—	$—	$—	$—	$—	$46,545,811

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$(35,641,048)	$—	$—	$—	$—	$—	$(35,641,048)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps Average notional amount	$665,124,869

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$25,093,009	$10,145,225

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$25,093,009	$10,145,225

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$25,093,009	$10,145,225

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets

Citibank N.A.	$1,904,633	$(716,840)	$—	$(1,187,793)	$—
Goldman Sachs International	4,270,781	(2,255,935)	—	(2,014,846)	—
JPMorgan Chase Bank N.A.	3,198,262	(3,198,262)	—	—	—
Merrill Lynch International	4,508,524	(577,262)	—	(3,931,262)	—
Morgan Stanley & Co. International PLC	11,210,809	(731,823)	—	(10,478,986)	—

	$25,093,009	$(7,480,122)	$—	$(17,612,887)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)

Citibank N.A.	$716,840	$(716,840)	$—	$—	$—
Goldman Sachs International	2,255,935	(2,255,935)	—	—	—
JPMorgan Chase Bank N.A.	5,320,804	(3,198,262)	—	(2,122,542)	—
Merrill Lynch International	577,262	(577,262)	—	—	—
Morgan Stanley & Co. International PLC	731,823	(731,823)	—	—	—
Societe Generale SA	542,561	—	—	—	542,561

	$10,145,225	$(7,480,122)	$—	$(2,122,542)	$542,561

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Beverages	$12,136,598	$—	$ —	$12,136,598
Biotechnology	1,939,355	—	—	1,939,355
Capital Markets	3,443,206	—	—	3,443,206
Chemicals	19,835,681	20,862,393	—	40,698,074
Consumer Finance	2,395,774	—	—	2,395,774
Energy Equipment & Services	6,402,810	—	—	6,402,810
Food & Staples Retailing	15,814,980	—	—	15,814,980
Food Products	42,293,775	39,067,497	—	81,361,272
Hotels, Restaurants & Leisure	8,216,860	—	—	8,216,860
Internet & Direct Marketing Retail	2,712,469	17,862,513	—	20,574,982
IT Services	678,390	—	—	678,390
Machinery	26,096,199	—	—	26,096,199
Metals & Mining	104,183,525	86,536,070	—	190,719,595
Oil, Gas & Consumable Fuels	192,273,058	85,259,953	—	277,533,011
Personal Products	13,503,149	—	—	13,503,149
Specialty Retail	11,099,981	—	—	11,099,981
Preferred Securities	2,362,317	—	—	2,362,317

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Commodity Strategies Fund

	Level 1	Level 2	Level 3	Total

Warrants
Beverages	$25,186	$—	$—	$25,186
Capital Markets	—	40	—	40
Consumer Finance	78,073	—	—	78,073
Metals & Mining	—	70,218	27,444	97,662
Short-Term Securities
Money Market Funds	14,126,225	—	—	14,126,225
U.S. Treasury Obligations	—	726,737,096	—	726,737,096

	$479,617,611	$976,395,780	$27,444	1,456,040,835

Investments valued at NAV(a)				2,505,500

				$1,458,546,335

Derivative Financial Instruments(b)
Assets
Commodity Contracts	$—	$25,093,009	$—	$25,093,009
Liabilities
Commodity Contracts	—	(10,145,225)	—	(10,145,225)

	$—	$14,947,784	$—	$14,947,784

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Statement of Assets and Liabilities (unaudited)

November 30, 2021

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,441,914,610
Investments at value — affiliated(c)	16,631,725
Cash	7,468,034
Cash pledged for collateral — OTC derivatives	60,000
Foreign currency, at value(d)	4,899
Receivables:
Investments sold	34,835,207
Securities lending income — affiliated	5,776
Capital shares sold	5,555,139
Dividends — affiliated	76
Dividends — unaffiliated	2,341,126
From the Manager	69,520
Unrealized appreciation on OTC swaps	25,093,009
Prepaid expenses	198,534

Total assets	1,534,177,655

LIABILITIES
Cash received as collateral for OTC derivatives	37,660,000
Collateral on securities loaned at value	2,503,412
Payables:
Investments purchased	18,047,673
Administration fees	50,032
Capital shares redeemed	2,819,971
Investment advisory fees	706,273
Trustees’ and Officer’s fees	2,543
Other accrued expenses	319,709
Service and distribution fees	49,011
Unrealized depreciation on OTC swaps	10,145,225

Total liabilities	72,303,849

NET ASSETS	$1,461,873,806

NET ASSETS CONSIST OF
Paid-in capital	$1,529,630,993
Accumulated loss	(67,757,187)

NET ASSETS	$1,461,873,806

(a) Investments, at cost — unaffiliated	$1,403,336,419
(b) Securities loaned, at value	$2,284,749
(c) Investments, at cost — affiliated	$16,631,644
(d) Foreign currency, at cost	$4,914

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2021

BlackRock Commodity Strategies Fund

NET ASSET VALUE
Institutional
Net assets	$1,195,672,372

Shares outstanding	133,420,223

Net asset value	$8.96

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$145,706,916

Shares outstanding	16,412,666

Net asset value	$8.88

Shares authorized	Unlimited

Par value	$0.001

Investor C

Net assets	$20,824,254

Shares outstanding	2,449,202

Net asset value	$8.50

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$99,670,264

Shares outstanding	11,113,919

Net asset value	$8.97

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Consolidated Statement of Operations (unaudited)

Six Months Ended November 30, 2021

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$12,212,613
Dividends — affiliated	442
Interest — unaffiliated	112,132
Securities lending income — affiliated — net	19,193
Foreign taxes withheld	(556,240)

Total investment income	11,788,140

EXPENSES
Investment advisory	4,165,693
Transfer agent — class specific	676,197
Administration	275,169
Service and distribution — class specific	266,590
Registration	157,580
Administration — class specific	136,385
Custodian	103,963
Professional	67,382
Accounting services	54,020
Trustees and Officer	5,167
Miscellaneous	36,992

Total expenses	5,945,138
Less:
Fees waived and/or reimbursed by the Manager	(284,362)
Administration fees waived — class specific	(136,385)
Transfer agent fees waived and/or reimbursed — class specific	(365,681)

Total expenses after fees waived and/or reimbursed	5,158,710

Net investment income	6,629,430

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(15,037,752)
Investments — affiliated	(153)
Foreign currency transactions	(17,867)
In-kind redemptions(b)	24,771,860
Swaps	46,545,811

56,261,899

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(46,292,461)
Investments — affiliated	(8)
Foreign currency translations	(2,819)
Swaps	(35,641,048)

(81,936,336)

Net realized and unrealized loss	(25,674,437)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,045,007)

(a)	Net of foreign capital gain tax of $733.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to consolidated financial statements.

.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,629,430	$3,247,761
Net realized gain	31,490,039	24,075,773
Net realized gain from in-kind redemption transactions	24,771,860	—
Net change in unrealized appreciation (depreciation)	(81,936,336)	127,670,046

Net increase (decrease) in net assets resulting from operations	(19,045,007)	154,993,580

DISTRIBUTIONS TO SHAREHOLDERS
Institutional	(21,406,217)	(1,218,338)
Investor A	(2,566,687)	(239,377)
Investor C	(356,027)	(4,109)
Class K	(1,742,466)	(257,044)

Decrease in net assets resulting from distributions to shareholders	(26,071,397)	(1,718,868)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	302,932,562	893,342,452

NET ASSETS
Total increase in net assets	257,816,158	1,046,617,164
Beginning of period	1,204,057,648	157,440,484

End of period	$1,461,873,806	$1,204,057,648

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund

	Institutional

	Six Months Ended			Period from

	11/30/21		Year Ended	08/01/19		Year Ended July 31,
	(unaudited)		05/31/21	to 05/31/20		2019		2018	2017		2016

Net asset value, beginning of period	$9.22		$6.33	$7.18		$7.82		$7.43	$7.36		$6.98

Net investment income(a)	0.05		0.07	0.09		0.14	(b)	0.07	0.05	(c)	0.00 (d)
Net realized and unrealized gain (loss)		(0.12)	2.88		(0.79)	(0.64)		0.37	0.09		0.38

Net increase (decrease) from investment operations		(0.07)	2.95		(0.70)	(0.50)		0.44	0.14		0.38

Distributions from net investment income(e)		(0.19)	(0.06)		(0.15)	(0.14)		(0.05)	(0.07)		—

Net asset value, end of period	$8.96		$9.22	$6.33		$7.18		$7.82	$7.43		$7.36

Total Return(f)
Based on net asset value	(0.74	)%(g)	46.93%	(9.96	)%(g)	(6.34)%		5.97%	1.89%		5.44%

Ratios to Average Net Assets(h)
Total expenses	0.84	%(i)	0.90%	1.04	%(i)	1.01%		1.14%	1.21%		1.39%

Total expenses after fees waived and/or reimbursed	0.72	%(i)	0.72%	0.72	%(i)	0.72%		0.88%	0.99%		1.26%

Net investment income	1.02	%(i)	0.90%	1.61	%(i)	1.90	%(b)	0.90%	0.65	%(c)	0.05%

Supplemental Data
Net assets, end of period (000)	$1,195,672		$862,528	$104,275		$145,239		$200,786	$148,978		$107,021

Portfolio turnover rate	37	%(j)	58%		72%	76%		110%	96%		132%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d)  Amount is less than $0.005 per share.

(e)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)   Where applicable, assumes the reinvestment of distributions.

(g)  Aggregate total return.

(h)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from
	11/30/21		Year Ended	08/01/19		Year Ended July 31,
	(unaudited)		05/31/21	to 05/31/20		2019		2018	2017		2016

Investments in underlying funds		—%	—%		—%	—%		0.04%	0.04%		0.01%

(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A

	Six Months Ended			Period from

	11/30/21		Year Ended	08/01/19		Year Ended July 31,
	(unaudited)		05/31/21	to 05/31/20		2019		2018	2017		2016

Net asset value, beginning of period	$9.14		$6.28	$7.12		$7.74		$7.36	$7.29		$6.94

Net investment income (loss)(a)	0.03		0.05	0.08		0.12	(b)	0.06	0.03	(c)	(0.02)
Net realized and unrealized gain (loss)		(0.11)	2.86		(0.79)	(0.63)		0.36	0.10		0.37

Net increase (decrease) from investment operations		(0.08)	2.91		(0.71)	(0.51)		0.42	0.13		0.35

Distributions from net investment income(d)		(0.18)	(0.05)		(0.13)	(0.11)		(0.04)	(0.06)		—

Net asset value, end of period	$8.88		$9.14	$6.28		$7.12		$7.74	$7.36		$7.29

Total Return(e)
Based on net asset value	(0.81	)%(f)	46.53%	(10.18	)%(f)	(6.50)%		5.69%	1.71%		5.04%

Ratios to Average Net Assets(g)
Total expenses	1.12	%(h)	1.18%	1.40	%(h)	1.38%		1.55%	1.69%		1.97%

Total expenses after fees waived and/or reimbursed	0.97	%(h)	0.97%	0.97	%(h)	0.97%		1.11%	1.24%		1.45%

Net investment income (loss)	0.75	%(h)	0.62%	1.38	%(h)	1.68	%(b)	0.73%	0.38	%(c)	(0.33)%

Supplemental Data
Net assets, end of period (000)	$145,707		$127,923	$23,628		$33,853		$56,622	$31,755		$23,652

Portfolio turnover rate	37	%(i)	58%		72%	76%		110%	96%		132%

(a)  Based on average shares outstanding.

(b)  Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)   Aggregate total return.

(g)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended			Period from

	11/30/21		Year Ended	08/01/19		Year Ended July 31,
	(unaudited)		05/31/21	to 05/31/20		2019		2018	2017		2016

Investments in underlying funds		—%	—%		—%	—%		0.04%	0.04%		0.01%

(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	23

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor C

	Six Months Ended				Period from

	11/30/21		Year Ended		08/01/19		Year Ended July 31,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Net asset value, beginning of period	$8.78		$6.04		$6.84		$7.45		$7.10		$7.04		$6.74

Net investment income (loss)(a)	0.00	(b)	(0.01)		0.03		0.06	(c)	(0.00	)(d)	(0.03	)(e)	(0.07)
Net realized and unrealized gain (loss)		(0.11)	2.75			(0.76)	(0.60)		0.35		0.09		0.37

Net increase (decrease) from investment operations		(0.11)	2.74			(0.73)	(0.54)		0.35		0.06		0.30

Distributions from net investment income(f)		(0.17)	(0.00	)(d)		(0.07)	(0.07)		—		—		—

Net asset value, end of period	$8.50		$8.78		$6.04		$6.84		$7.45		$7.10		$7.04

Total Return(g)
Based on net asset value	(1.24	)%(h)	45.48%		(10.80	)%(h)	(7.19)%		4.93%		0.85%		4.45%

Ratios to Average Net Assets(i)
Total expenses	1.84	%(j)	1.96%		2.07	%(j)	2.11%		2.20%		2.40%		2.68%

Total expenses after fees waived and/or reimbursed	1.72	%(j)	1.72%		1.72	%(j)	1.72%		1.87%		1.99%		2.21%

Net investment income (loss)	0.01	%(j)	(0.15)%		0.63	%(j)	0.92	%(c)	(0.05)%		(0.36	)%(e)	(1.03)%

Supplemental Data
Net assets, end of period (000)	$20,824		$16,246		$4,255		$5,832		$7,562		$5,747		$5,804

Portfolio turnover rate	37	%(k)	58%			72%	76%		110%		96%		132%

(a)  Based on average shares outstanding.

(b)  Amount is less than $0.005 per share.

(c)  Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(d)  Amount is greater than $(0.005) per share.

(e)  Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(f)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(g)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(h)  Aggregate total return.

(i)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended				Period from
	11/30/21		Year Ended		08/01/19		Year Ended July 31,
	(unaudited)		05/31/21		to 05/31/20		2019		2018		2017		2016

Investments in underlying funds		—%	—%			—%	—%		0.04%		0.04%		0.01%

(j)	Annualized.
(k)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Class K

	Six Months Ended			Period from				Period from
	11/30/21		Year Ended	08/01/19		Year Ended		01/25/18	(a)
	(unaudited)		05/31/21	to 05/31/20		07/31/19		to 7/31/18

Net asset value, beginning of period	$9.22		$6.34	$7.19		$7.83		$8.27

Net investment income(b)	0.04		0.06	0.09		0.14	(c)	0.07
Net realized and unrealized gain (loss)		(0.10)	2.89		(0.79)	(0.63)			(0.51)

Net increase (decrease) from investment operations		(0.06)	2.95		(0.70)	(0.49)			(0.44)

Distributions from net investment income(d)		(0.19)	(0.07)		(0.15)	(0.15)		—

Net asset value, end of period	$8.97		$9.22	$6.34		$7.19		$7.83

Total Return(e)
Based on net asset value	(0.62	)%(f)	46.76%	(9.90	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets
Total expenses	0.74	%(g)	0.80%	0.95	%(g)	0.96%		0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(g)	0.67%	0.67	%(g)	0.67%		0.74	%(g)(h)(i)

Net investment income	0.95	%(g)	0.76%	1.60	%(g)	1.97	%(c)	1.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$99,670		$197,360	$25,283		$22,520		$22,750

Portfolio turnover rate	37	%(j)	58%		72%	76%			110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	25

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $15,063,739, which is 1.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the six months ended November 30, 2021, the Fund had in-kind redemptions of $118,899,692. For tax purposes, no gains or losses were recognized. Net gains and losses resulting from such in-kind redemptions are shown in the Consolidated Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-Income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Notes to Consolidated Financial Statements (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value(a)	Cash Collateral Received(b)	Non-Cash Collateral Received	Net Amount

BofA Securities, Inc.	$130,154	$(130,154)	$—	$—
Credit Suisse Securities (USA) LLC	300,887	(300,887)	—	—
J.P. Morgan Securities LLC	603,487	(603,487)	—	—
Morgan Stanley	925,869	(925,869)	—	—
Toronto Dominion Bank	324,352	(324,352)	—	—

	$2,284,749	$(2,284,749)	$—	$—

(a)	Securities loaned with a value of $5 have been sold and are pending settlement as of November 30, 2021.
(b)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements (unaudited) (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.62%
$1 billion - $3 billion	0.58
$3 billion - $5 billion	0.56
$5 billion - $10 billion	0.54
Greater than $10 billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$ 169,851	$ 96,739	$ 266,590

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2021, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$ 109,061	$ 13,536	$ 1,928	$ 11,860	$ 136,385

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$ 730	$ 1,743	$ 320	$ 53	$2,846

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Notes to Consolidated Financial Statements (unaudited) (continued)

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$ 568,994	$ 91,687	$ 10,203	$ 5,313	$ 676,197

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $10,147.

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$7,578
Investor C	5,718

$13,296

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended November 30, 2021, the amount waived was $1,813.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K

0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $282,549 which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$ 109,061	$ 13,536	$ 1,928	$ 11,860	$ 136,385
Transfer agent fees waived and/or reimbursed — class specific	296,646	58,322	5,400	5,313	365,681

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Consolidated Financial Statements (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended November 30, 2021, the Fund paid BIM $3,621 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended November 30, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 886,201	$ —	$ —

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were $465,300,571 and $240,529,407, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of May 31, 2021, the Fund had non-expiring capital loss carryforwards, subject to limitations, available to offset future realized capital gains of $173,945,791.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$1,430,333,710

Gross unrealized appreciation	$83,409,907
Gross unrealized depreciation	(40,249,498)

Net unrealized appreciation (depreciation)	$43,160,409

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements (unaudited) (continued)

funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

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Notes to Consolidated Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21			Year Ended 05/31/21

Share Class	Shares		Amounts	Shares	Amounts

Institutional
Shares sold	60,564,980		$557,220,972	86,642,951	$725,300,823
Shares issued in reinvestment of distributions	2,393,757		21,256,563	164,558	1,176,352
Shares redeemed	(23,136,202)		(208,637,293)	(9,671,305)	(75,287,833)

	39,822,535		$369,840,242	77,136,204	$651,189,342

Investor A
Shares sold and automatic conversion of shares	5,309,544		$48,263,344	12,854,855	$104,909,270
Shares issued in reinvestment of distributions	285,849		2,515,475	33,192	235,476
Shares redeemed	(3,184,829)		(28,820,279)	(2,646,005)	(20,311,833)

	2,410,564		$21,958,540	10,242,042	$84,832,913

Investor C
Shares sold	748,851		$6,556,176	1,427,587	$11,261,017
Shares issued in reinvestment of distributions	42,098		355,732	637	4,064
Shares redeemed and automatic conversion of shares	(192,942)		(1,672,695)	(280,930)	(2,030,186)

	598,007		$5,239,213	1,147,294	$9,234,895

Class K
Shares sold	4,959,043		$45,333,547	19,003,575	$160,547,294
Shares issued in reinvestment of distributions	196,215		1,742,386	36,077	256,723
Shares redeemed	(15,445,950	)(a)	(141,181,366)	(1,624,651)	(12,718,715)

	(10,290,692)		$(94,105,433)	17,415,001	$148,085,302

	32,540,414		$302,932,562	105,940,541	$893,342,452

(a)	Including (13,609,467) representing in-kind redemptions.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	35

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Commodity Strategies Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom

Accounting Agent and Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

BCOMAGTR	Bloomberg Agriculture SubindexSM

BCOMENTR	Bloomberg Select Energy Subindex Total ReturnSM

BCOMLITR	Bloomberg Livestock SubindexSM

BCOMPRTR	Bloomberg Precious Metals SubindexSM

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total Return SM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

GDR	Global Depositary Receipt

OTC	Over-the-Counter

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-11/21-SAR

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•   BlackRock Energy Opportunities Fund

•   BlackRock High Equity Income Fund

•   BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund outperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

An overweight position in the exploration & production (“E&P”) sub-sector contributed positively to relative performance. Stock selection was a net contributor, with the largest effect occurring in the integrated industry. On the other hand, security selection within the distribution sub-sector detracted.

At the individual stock level, overweight positions in integrated oil majors—such as Royal Dutch Shell PLC—were key contributors to performance. Companies in the industry generally reported strong results and increasing cash flows, and many reinstated share buyback programs. A zero weighting in Finland-based Neste Oyj, which was hurt by news that the U.S. Environmental Protection Agency was considering a reduction in biofuel blending requirements, was an additional positive. An overweight position in Devon Energy Corp. also contributed to relative performance. The U.S.-based E&P company reported better-than-expected free cash flow generation and demonstrated continued capital discipline.

An overweight in Valero Energy Corp., which was adversely affected by the weakness in refining margins, was a key detractor. An overweight in Hess Corp. detracted, as well. A moderate cash position was a further headwind to relative performance given the strength in the energy sector.

Describe recent portfolio activity.

The investment adviser increased the Fund’s weighting in companies positioned for higher energy prices, particularly those with greater exposure to natural gas. The Fund also raised its allocation to the Canadian energy sector, and it rotated its positioning in the oilfield services industry. Schlumberger NV was the most recent addition to the portfolio as the investment adviser identified the potential for rising spending in the oil-services area in 2022.

Describe portfolio positioning at period end.

The investment adviser maintained a bias toward higher-quality oil producers believed to gain the largest benefit from continued strength in oil and natural gas prices. In contrast, the Fund tilted away from the oil services sub-sector, where many companies could continue to face headwinds from industry overcapacity.

The Fund was overweight in the exploration and production industry, and it was underweight in the integrated, distribution, oil services and refining/marketing industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock Energy Opportunities Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	9.19%	42.71%	N/A	(1.28)%	N/A	(2.62)%	N/A
Investor A	8.93	41.99	34.54%	(1.70)	(2.76)%	(3.03)	(3.55)%
Investor C	8.58	40.92	39.92	(2.41)	(2.41)	(3.58)	(3.58)
MSCI World Energy Index(c)	4.96	39.87	N/A	(1.16)	N/A	(0.62)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,091.90	$ 4.77		$ 1,000.00	$ 1,020.51	$ 4.61		0.91%
Investor A	1,000.00	1,089.30	6.91		1,000.00	1,018.45	6.68		1.32
Investor C	1,000.00	1,085.80	10.67		1,000.00	1,014.84	10.30		2.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Chevron Corp.	13%
Royal Dutch Shell PLC, B Shares	10
TotalEnergies SE	8
Exxon Mobil Corp.	8
ConocoPhillips	7
Canadian Natural Resources Ltd.	4
Suncor Energy, Inc.	4
TC Energy Corp.	4
Marathon Petroleum Corp.	3
Pioneer Natural Resources Co.	3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	93%
Energy Equipment & Services	2
Metals & Mining	1
Food Products	1
Short-Term Securities	1
Other Assets	2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s relative performance was stock selection in the health care sector, most notably within the health care equipment & supplies industry. Stock selection in consumer staples also detracted from relative performance, as investment decisions in personal products and food products stocks weighed on returns. An underweight allocation to real estate also hindered relative returns. Lastly, stock selection in the energy and communication services sectors were modest detractors during the period.

Conversely, the largest contribution to the Fund’s performance came from an underweight allocation to the industrials sector. In addition, an underweight allocation and stock selection within materials boosted relative returns, as seen most clearly in the Fund’s selection decisions within the containers & packaging industry. Stock selection within information technology (“IT”) also added to relative performance, particularly within the IT services industry. Other modest contributors for the period included an overweight allocation to financials and stock selection within the consumer discretionary sector.

Describe recent portfolio activity.

As a result of portfolio activity and market price movements during the period, the largest increases in the Fund’s sector exposure were in industrials, health care and consumer discretionary stocks. Conversely, the largest reductions were in financials, consumer staples and energy.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care and consumer staples sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the financials, consumer staples and consumer discretionary sectors, while the largest relative underweights were in industrials, real estate and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock High Equity Income Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(2.27)%	17.87%	N/A	9.46%	N/A	11.08%	N/A
Investor A	(2.36)	17.61	11.44%	9.20	8.02%	10.71	10.12%
Investor C	(2.74)	16.73	15.73	8.39	8.39	10.05	10.05
Class K	(2.25)	17.99	N/A	9.48	N/A	11.09	N/A
Russell 1000® Value Index(c)	(0.57)	22.25	N/A	10.36	N/A	12.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 977.30	$ 4.21		$ 1,000.00	$ 1,020.81	$ 4.31		0.85%
Investor A	1,000.00	976.40	5.45		1,000.00	1,019.55	5.57		1.10
Investor C	1,000.00	972.60	9.15		1,000.00	1,015.79	9.35		1.85
Class K	1,000.00	977.50	3.97		1,000.00	1,021.06	4.05		0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Wells Fargo & Co.	3%
Citigroup, Inc.	2
BP PLC	2
Apollo Global Management, Inc.	2
BAE Systems PLC	2
General Motors Co.	2
Cisco Systems, Inc.	2
Sanofi	2
Anthem, Inc.	1
Raytheon Technologies Corp.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	26%
Health Care	17
Consumer Staples	10
Information Technology	9
Consumer Discretionary	8
Industrials	7
Utilities	7
Communication Services	7
Energy	6
Real Estate	2
Materials	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2021	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

The largest contributor to relative performance was the Fund’s stock selection in the industrials sector. Stock selection in consumer discretionary and communication services stocks also contributed to returns. Among individual stocks, the most significant contributors were Novo Nordisk A/S, RELX PLC and Ferguson PLC. Novo Nordisk outperformed as growth-oriented healthcare companies saw strong share price performance, but in addition, the company delivered strong earnings over the period, with sales increasing by 15% and operating profits increasing by 19%. Analytics specialist RELX saw its shares rise sharply after announcing strong revenues from the first half of the year. Ferguson also delivered strong results, with the company seeing strong organic growth and gross margin expansion as it was able to more than pass on cost increases to customers.

Conversely, the Fund’s stock selection in information technology was the most significant detractor from relative performance during the period. Stock selection in consumer staples also weighed on returns, as did the Fund’s lack of energy stock holdings coming into the period. Among individual stocks, the largest detractors were China Feihe Ltd., Ansell Ltd. and Prudential PLC.

The pandemic has had a direct impact on China Feihe, as the birth rate in China has fallen by percentages in the high teens. The market has also been concerned that “greater prosperity” initiatives may focus on reducing the cost of having children in light of declining birth rates. As a result, there has been concern that the high cost of premium infant milk formula relative to developed markets may attract regulation. More recently, the Chinese authorities have also announced a number of measures to promote breastfeeding, including further restrictions around advertising early-stage infant milk formula products.

As a manufacturer of protective gloves, Ansell was a key COVID-19 beneficiary. As manufacturing capacity has increased in single-use gloves, Ansell has seen a degree of normalization in sales volume, which has had a negative impact on operating margins. The pace and degree of this normalization surprised the market, resulting in weak share price performance.

Following its separation from its Jackson subsidiary in the United States, Prudential is largely a health and protection business in Asia. The persistence of the pandemic has prevented the border between Hong Kong and China from reopening. Prior to the pandemic, Hong Kong was responsible for more than half of gross written premium, and so ongoing travel restrictions are a headwind for near-term earnings. During the third quarter of 2021, the investment adviser had also seen real interest rate move higher, given the inflationary dynamic in developed markets. This is perceived as being contractionary for emerging economies, which are the focus of Prudential’s business in Asia.

Describe recent portfolio activity.

Purchases included energy company Baker Hughes, Portuguese utility EDP - Energias de Portugal SA, Japanese communication services provider KDDI Corp., PT Bank Rakyat Indonesia, luxury apparel company Kering SA and U.K.-based homebuilder Taylor Wimpey PLC. The Fund reduced its overweight exposure to the health care sector with its sales of Ansell and health-tech specialist Koninklijke Philips NV. The sale of China Feihe reduced the Fund’s weighting in consumer staples stocks, along with the trimming of other Fund positions within the sector.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies, leading to portfolio composition that differs substantially from the benchmark. From a sector perspective, the Fund’s largest absolute and relative exposure was in industrials and consumer staples, while the Fund had no exposure to the real estate sector. Geographically, the Fund’s largest exposure was to the United Kingdom, followed by the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2021 (continued)	BlackRock International Dividend Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(3.44)%	10.04%	N/A	8.30%	N/A	6.35%	N/A
Investor A	(3.58)	9.73	3.97%	8.02	6.86%	6.05	5.48%
Investor C	(3.94)	8.92	7.92	7.20	7.20	5.42	5.42
Class K	(3.41)	10.06	N/A	8.34	N/A	6.37	N/A
MSCI All Country World Index ex-U.S.(c)	(5.76)	9.14	N/A	9.28	N/A	6.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 965.60	$ 4.14		$ 1,000.00	$ 1,020.85	$ 4.26		0.84%
Investor A	1,000.00	964.20	5.37		1,000.00	1,019.60	5.52		1.09
Investor C	1,000.00	960.60	9.05		1,000.00	1,015.84	9.30		1.84
Class K	1,000.00	965.90	3.90		1,000.00	1,021.10	4.01		0.79

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	5%
RELX PLC	4
Diageo PLC	4
Sanofi	4
EDP - Energias de Portugal SA	4
Novo Nordisk A/S, Class B	4
TELUS Corp.	4
Unilever PLC	4
Ferguson PLC	4
Reckitt Benckiser Group PLC	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

United Kingdom	28%
United States	17
France	15
Taiwan	5
Singapore	4
Spain	4
Portugal	4
Denmark	4
Canada	4
China	4
India	4
Mexico	2
Indonesia	2
Japan	2
Other Assets Less Liabilities	1

(a)	Excludes short-term securities.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund’s and on August 18, 2021, BlackRock High Equity Income Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”), respectively.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 2.2%
Poseidon Concepts Corp.(a)(b)	35,081	$175
Schlumberger NV	145,850	4,182,978

		4,183,153

Food Products — 0.7%
Darling Ingredients, Inc.(b)	20,428	1,379,298

Metals & Mining — 0.8%
Glencore PLC	314,600	1,493,657

Oil, Gas & Consumable Fuels — 93.1%
Aker BP ASA	59,064	1,855,840
ARC Resources Ltd.	211,887	1,859,371
BP PLC	1,031,059	4,473,487
Cairn Energy PLC	584,086	1,424,737
Canadian Natural Resources Ltd.	192,758	7,882,640
Cenovus Energy, Inc.	412,681	4,897,447
Cheniere Energy, Inc.	27,180	2,848,736
Chevron Corp.	218,170	24,624,848
ConocoPhillips	185,661	13,020,406
Devon Energy Corp.	126,259	5,310,454
EOG Resources, Inc.	12,507	1,088,109
Equinor ASA	244,571	6,119,401
Exxon Mobil Corp.	240,369	14,383,681
Gazprom PJSC, ADR	19,151	169,886
Hess Corp.	64,858	4,833,218
Kosmos Energy Ltd.(b)	410,365	1,501,936
Longview Energy Co. (Acquired 08/13/04, cost $1,143,119)(a)(b)(c)	85,400	1
LUKOIL PJSC, ADR	16,369	1,419,708
Marathon Petroleum Corp.	108,715	6,615,308
Oil Search Ltd.	435,636	1,171,511
Pioneer Natural Resources Co.	37,004	6,598,553

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, B Shares	938,231	$19,661,523
Santos Ltd.	440,189	1,984,916
Suncor Energy, Inc.	299,675	7,300,392
TC Energy Corp.	149,781	7,025,619
TotalEnergies SE	339,774	15,633,940
Tourmaline Oil Corp.	69,979	2,328,707
Valero Energy Corp.	78,839	5,277,483
Williams Cos., Inc.	228,086	6,110,424

		177,422,282

Total Long-Term Investments — 96.8% (Cost: $144,804,860)		184,478,390

Short-Term Securities(d)(e)

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	3,046,095	3,046,095

Total Short-Term Securities — 1.6% (Cost: $3,046,095)		3,046,095

Total Investments — 98.4% (Cost: $147,850,955)		187,524,485

Other Assets Less Liabilities — 1.6%		3,114,802

Net Assets — 100.0%		$190,639,287

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1, representing 0.0% of its net assets as of period end,and an original cost of $1,143,119.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,311,781	$1,734,314	(a)	$—	$—	$—	$3,046,095	3,046,095	$74	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$4,182,978	$—	$175	$4,183,153
Food Products	1,379,298	—	—	1,379,298
Metals & Mining	—	1,493,657	—	1,493,657
Oil, Gas & Consumable Fuels	123,507,332	53,914,949	1	177,422,282
Short-Term Securities
Money Market Funds	3,046,095	—	—	3,046,095

	$132,115,703	$55,408,606	$176	$187,524,485

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.2%
BAE Systems PLC	1,603,188	$11,675,771
Huntington Ingalls Industries, Inc.	9,852	1,748,829
Lockheed Martin Corp.	13,897	4,632,148
Raytheon Technologies Corp.	94,281	7,629,219

		25,685,967

Auto Components — 0.3%
Lear Corp.	12,863	2,158,283

Automobiles — 1.8%
General Motors Co.(a)	189,686	10,977,129

Banks — 6.0%
Citigroup, Inc.	219,894	14,007,248
Comerica, Inc.	37,364	3,083,651
U.S. Bancorp	74,369	4,115,581
Wells Fargo & Co.	316,721	15,132,929

		36,339,409

Beverages — 0.9%
Coca-Cola Co.	101,282	5,312,241

Capital Markets — 3.2%
Apollo Global Management, Inc.	175,634	12,431,375
Intercontinental Exchange, Inc.	22,482	2,938,847
Invesco Ltd.	82,021	1,831,529
Morgan Stanley	19,882	1,885,211

		19,086,962

Communications Equipment — 1.8%
Cisco Systems, Inc.	194,347	10,657,989

Consumer Finance — 0.7%
Capital One Financial Corp.	30,648	4,306,963

Containers & Packaging — 1.1%
Sealed Air Corp.	109,174	6,781,889

Diversified Financial Services — 0.9%
Equitable Holdings, Inc.	171,024	5,380,415

Diversified Telecommunication Services — 2.0%
AT&T Inc.	263,973	6,026,504
Verizon Communications, Inc.	124,711	6,269,222

		12,295,726

Electric Utilities — 1.2%
American Electric Power Co., Inc.	45,329	3,673,915
Edison International	57,046	3,723,963

		7,397,878

Equity Real Estate Investment Trusts (REITs) — 1.5%
CyrusOne, Inc.	18,071	1,608,681
PotlatchDeltic Corp.	32,230	1,744,932
SL Green Realty Corp.	81,140	5,633,550

		8,987,163

Food Products — 1.0%
Danone SA	47,460	2,791,290
Kraft Heinz Co.	90,779	3,051,082

		5,842,372

Health Care Equipment & Supplies — 1.8%
Medtronic PLC	55,072	5,876,182
Zimmer Biomet Holdings, Inc.	40,773	4,876,451

		10,752,633

Health Care Providers & Services — 4.1%
Anthem, Inc.	19,257	7,822,771

Security	Shares	Value

Health Care Providers & Services (continued)
Cardinal Health, Inc.	37,660	$1,741,022
Cigna Corp.	32,231	6,185,129
CVS Health Corp.	53,958	4,805,500
Quest Diagnostics, Inc.	29,052	4,319,451

		24,873,873

Household Durables — 0.5%
Newell Brands, Inc.	136,937	2,940,037

Household Products — 1.5%
Kimberly-Clark Corp.	47,303	6,164,054
Reckitt Benckiser Group PLC	36,460	2,953,371

		9,117,425

Insurance — 6.1%
American International Group, Inc.	142,504	7,495,711
Arthur J. Gallagher & Co.	12,200	1,987,380
Fidelity National Financial, Inc.	105,060	5,138,485
MetLife, Inc.	89,564	5,253,824
Prudential Financial, Inc.	64,443	6,589,941
Prudential PLC	179,922	3,039,110
Swiss Re AG	35,354	3,318,345
Willis Towers Watson PLC	17,881	4,038,245

		36,861,041

IT Services — 2.2%
Cognizant Technology Solutions Corp., Class A	78,669	6,134,609
Fidelity National Information Services, Inc.	66,888	6,989,796

		13,124,405

Machinery — 1.2%
Komatsu Ltd.	309,500	7,001,840

Multiline Retail — 0.7%
Dollar General Corp.	19,093	4,225,281

Multi-Utilities — 2.8%
Ameren Corp.	40,304	3,288,403
CenterPoint Energy, Inc.	135,075	3,499,793
NiSource, Inc.	84,067	2,060,482
Public Service Enterprise Group, Inc.	59,718	3,731,778
Sempra Energy	34,681	4,157,212

		16,737,668

Oil, Gas & Consumable Fuels — 4.3%
BP PLC	3,098,440	13,443,296
ConocoPhillips	63,463	4,450,660
Marathon Petroleum Corp.	71,184	4,331,546
Williams Cos., Inc.	148,698	3,983,620

		26,209,122

Personal Products — 1.1%
Unilever PLC, ADR	135,160	6,872,886

Pharmaceuticals — 5.6%
AstraZeneca PLC	62,296	6,829,813
Bayer AG, Registered Shares	117,989	5,951,071
Johnson & Johnson	11,817	1,842,625
Merck & Co., Inc.	38,517	2,885,308
Pfizer, Inc.	107,192	5,759,426
Sanofi	100,790	9,581,330
Viatris, Inc.	71,785	883,673

		33,733,246

Semiconductors & Semiconductor Equipment — 0.7%
Broadcom, Inc.	7,930	4,390,682

Software — 1.1%
SS&C Technologies Holdings, Inc.	87,413	6,672,234

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Specialty Retail — 0.5%
Ross Stores, Inc.		28,431	$3,101,538

Textiles, Apparel & Luxury Goods — 1.0%
Gildan Activewear, Inc.		71,532	2,901,338
Ralph Lauren Corp.		25,628	2,973,873

			5,875,211

Tobacco — 1.7%
Altria Group, Inc.		74,242	3,165,679
British American Tobacco PLC		206,550	6,912,658

			10,078,337

Wireless Telecommunication Services — 2.4%
Rogers Communications, Inc., Class B		162,170	7,256,360
Vodafone Group PLC		4,861,285	7,047,980

			14,304,340

Total Common Stocks — 65.9% (Cost: $360,670,144)			398,082,185

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 1.5%
BMO Capital Markets Corp. (Huntington Ingalls Industries, Inc.) 20.52% 12/06/21	USD	5,300	941,683
BMO Capital Markets Corp. (Raytheon Technologies Corp.) 17.71% 01/06/22		54,300	4,458,450
RBC Capital Markets LLC (BAE Systems PLC) 9.86% 12/09/21	GBP	496,900	3,633,301

			9,033,434

Auto Components — 0.2%
BNP Paribas Securities Corporation (Lear Corp.) 20.63% 12/06/21	USD	7,000	1,175,480

Automobiles — 1.0%
JP Morgan Securities LLC (General Motors Co.) 21.65% 12/15/21(b)		104,700	6,162,150

Banks — 2.2%
BMO Capital Markets Corp. (Citigroup, Inc.) 19.71% 12/06/21		51,800	3,302,517
BMO Capital Markets Corp. (Comerica, Inc.) 20.57% 01/13/22		21,500	1,783,424
BNP Paribas Securities Corporation (U.S. Bancorp) 12.54% 12/23/21		57,300	3,187,200
SG Americas Securities LLC (Wells Fargo & Co.) 24.52% 01/13/22		106,300	5,116,053

			13,389,194

Beverages — 0.5%
Barclays Capital, Inc. (Coca-Cola Co.) 13.09% 12/13/21		57,000	2,991,489

Capital Markets — 1.8%
Credit Suisse Securities (USA) LLC (Morgan Stanley) 18.00% 01/10/22		11,300	1,074,328
Goldman Sachs & Co. LLC (Invesco Ltd.) 19.99% 12/13/21		46,100	1,038,753
JP Morgan Securities LLC (Intercontinental Exchange, Inc.) 15.14% 12/01/21		21,100	2,755,735

Security		Par (000)	Value

Capital Markets (continued)
JP Morgan Securities LLC (Intercontinental Exchange, Inc.) 18.80% 01/21/22(b)	USD	13,300	$1,753,109
TD Securities (USA) LLC (Apollo Global Management, Inc.) 24.05% 12/23/21		54,900	3,946,515

			10,568,440

Communications Equipment — 1.0%
JP Morgan Securities LLC (Cisco Systems, Inc.) 19.25% 01/10/22		110,500	6,126,603

Consumer Finance — 0.4%
SG Americas Securities LLC (Capital One Financial Corp.) 24.62% 01/05/22		17,400	2,497,805

Containers & Packaging — 0.3%
Barclays Capital, Inc. (Sealed Air Corp.) 16.80% 01/13/22		25,600	1,589,208

Diversified Financial Services — 0.3%
BMO Capital Markets Corp. (Equitable Holdings, Inc.) 11.57% 01/13/22		54,000	1,709,928

Diversified Telecommunication Services — 1.3%
BMO Capital Markets Corp. (Verizon Communications, Inc.) 13.44% 01/13/22		89,500	4,478,633
Credit Suisse Securities (USA) LLC (AT&T Inc.) 17.90% 12/20/21		145,800	3,328,890

			7,807,523

Electric Utilities — 0.8%
BNP Paribas Securities Corporation (Edison International) 20.47% 01/06/22		39,500	2,541,918
Goldman Sachs & Co. LLC (American Electric Power Co., Inc.) 13.98% 12/06/21		24,900	2,023,193

			4,565,111

Equity Real Estate Investment Trusts (REITs) — 0.8%
Barclays Capital, Inc. (CyrusOne, Inc.) 17.45% 12/20/21		19,000	1,608,922
Barclays Capital, Inc. (PotlatchDeltic Corp.) 16.70% 12/13/21		24,700	1,314,541
Goldman Sachs & Co. LLC (SL Green Realty Corp.) 18.27% 12/13/21		31,700	2,211,480

			5,134,943

Food Products — 0.4%
SG Americas Securities LLC (Kraft Heinz Co.) 19.33% 12/23/21		69,600	2,370,840

Health Care Equipment & Supplies — 0.9%
Goldman Sachs & Co. LLC (Medtronic PLC) 15.86% 12/13/21		31,000	3,330,675
Goldman Sachs & Co. LLC (Zimmer Biomet Holdings, Inc.) 18.92% 12/13/21		15,900	1,918,607

			5,249,282

Health Care Providers & Services — 2.0%
BMO Capital Markets Corp. (CVS Health Corp.) 13.44% 01/06/22		40,700	3,648,286
BNP Paribas Securities Corporation (Quest Diagnostics, Inc.) 15.72% 12/06/21		15,900	2,357,899
RBC Capital Markets LLC (Anthem, Inc.) 17.65% 12/15/21		6,300	2,571,660
SG Americas Securities LLC (Cardinal Health, Inc.) 23.60% 01/13/22		29,200	1,364,912
SG Americas Securities LLC (Cigna Corp.) 19.56% 12/23/21		9,700	1,871,886

			11,814,643

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Products — 0.6%
SG Americas Securities LLC (Kimberly-Clark Corp.) 18.26% 12/20/21(b)	USD	26,000	$3,346,200

Insurance — 4.5%
BMO Capital Markets Corp. (MetLife, Inc.) 15.89% 01/10/22		50,900	3,022,765
BNP Paribas Securities Corporation (Prudential Financial, Inc.) 21.67% 12/06/21		35,500	3,633,409
Goldman Sachs & Co. LLC (Fidelity National Financial, Inc.) 17.25% 12/01/21		60,000	2,952,949
Goldman Sachs & Co. LLC (Willis Towers Watson PLC) 22.12% 12/20/21		10,400	2,379,878
HSBC Securities (USA), Inc. (Swiss Re AG) 13.50% 01/06/22	CHF	27,400	2,592,514
JP Morgan Securities LLC (Arthur J. Gallagher & Co.) 17.17% 12/01/21	USD	6,900	1,122,204
JP Morgan Securities LLC (Arthur J. Gallagher & Co.) 17.66% 01/21/22(b)		7,200	1,185,134
JP Morgan Securities LLC (Fidelity National Financial, Inc.) 21.01% 01/21/22(b)		62,400	3,115,470
RBC Capital Markets LLC (Prudential Financial, Inc.) 18.33% 12/09/21	GBP	100,300	1,711,740
SG Americas Securities LLC (American International Group, Inc.) 24.16% 01/05/22	USD	102,400	5,477,623

			27,193,686

IT Services — 0.9%
Barclays Capital, Inc. (Fidelity National Information Services, Inc.) 23.50% 01/06/22		17,900	1,893,660
JP Morgan Securities LLC (Cognizant Technology Solutions Corp.) 15.93% 01/10/22		44,700	3,516,438

			5,410,098

Multiline Retail — 0.8%
Barclays Capital, Inc. (Dollar General Corp.) 12.89% 12/01/21		11,000	2,350,289
Goldman Sachs & Co. LLC (Dollar General Corp.) 17.67% 01/21/22(b)		11,200	2,495,360

			4,845,649

Multi-Utilities — 2.0%
BNP Paribas Securities Corporation (CenterPoint Energy, Inc.) 19.94% 01/06/22		106,000	2,772,469
JP Morgan Securities LLC (Ameren Corp.) 12.70% 12/01/21		22,900	1,930,035
JP Morgan Securities LLC (Ameren Corp.) 15.82% 01/21/22(b)		23,900	2,032,200
RBC Capital Markets LLC (NiSource, Inc.) 12.55% 01/13/22		48,300	1,178,994
SG Americas Securities LLC (Sempra Energy) 23.75% 01/05/22		16,200	1,952,979
TD Securities (USA) LLC (Public Service Enterprise Group, Inc.) 14.77% 12/13/21(b)		33,500	2,130,600

			11,997,277

Oil, Gas & Consumable Fuels — 2.1%
BNP Paribas Securities Corporation (Marathon Petroleum Corp.) 25.58% 12/23/21		68,300	4,158,635
HSBC Securities (USA), Inc. (BP PLC) 25.30% 12/09/21	GBP	744,200	3,224,559
SG Americas Securities LLC (Williams Cos., Inc.) 23.35% 12/23/21	USD	114,100	3,053,855
TD Securities (USA) LLC (ConocoPhillips) 23.57% 01/10/22		36,100	2,538,588

			12,975,637

Security		Par (000)	Value

Personal Products — 1.4%
Goldman Sachs & Co. LLC (Unilever PLC) 18.50% 12/01/21	USD	76,700	$4,048,769
JP Morgan Securities LLC (Unilever PLC) 14.98% 01/21/22(b)		80,300	4,228,887

			8,277,656

Pharmaceuticals — 2.9%
Barclays Capital, Inc. (Merck & Co., Inc.) 18.41% 01/13/22		22,100	1,661,413
BMO Capital Markets Corp. (Johnson & Johnson) 13.19% 01/10/22		9,100	1,430,300
Goldman Sachs & Co. LLC (Pfizer, Inc.) 20.75% 12/13/21		60,400	2,901,011
HSBC Securities (USA), Inc. (Bayer AG) 20.80% 01/06/22	EUR	37,600	1,933,229
HSBC Securities (USA), Inc. (Sanofi) 15.90% 01/06/22		57,300	5,509,583
RBC Capital Markets LLC (AstraZeneca PLC) 17.70% 12/09/21	GBP	34,700	3,838,215
SG Americas Securities LLC (Viatris, Inc.) 24.99% 01/05/22	USD	40,800	514,625

			17,788,376

Semiconductors & Semiconductor Equipment — 0.4%
TD Securities (USA) LLC (Broadcom, Inc.) 19.58% 12/15/21		4,400	2,438,523

Software — 0.6%
BNP Paribas Securities Corporation (SS&C Technologies Holdings, Inc.) 15.87% 01/06/22		50,200	3,856,393

Specialty Retail — 0.1%
BMO Capital Markets Corp. (Ross Stores, Inc.) 21.87% 12/06/21		8,000	871,509

Textiles, Apparel & Luxury Goods — 0.7%
RBC Capital Markets LLC (Gildan Activewear, Inc.) 22.77% 12/15/21		60,700	2,361,684
RBC Capital Markets LLC (Ralph Lauren Corp.) 24.63% 01/13/22		14,700	1,730,166

			4,091,850

Tobacco — 0.9%
Credit Suisse Securities (USA) LLC (Altria Group, Inc.) 19.00% 12/20/21		40,900	1,740,091
RBC Capital Markets LLC (British American Tobacco PLC) 10.20% 12/09/21	GBP	115,100	3,882,626

			5,622,717

Wireless Telecommunication Services — 0.8%
RBC Capital Markets LLC (Vodafone Group PLC) 30.70% 01/06/22		3,385,500	4,879,307

Total Equity-Linked Notes — 34.1% (Cost: $215,834,523)			205,780,951

Total Long-Term Investments — 100.0% (Cost: $576,504,667)			603,863,136

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	9,296,947	$9,296,947

Total Short-Term Securities — 1.6% (Cost: $9,296,947)		9,296,947

Total Investments — 101.6% (Cost: $585,801,614)		613,160,083

Liabilities in Excess of Other Assets — (1.6)%		(9,527,053)

Net Assets — 100.0%		$603,633,030

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,867,334	$ —	$(2,570,387	)(a)	$—	$—	$9,296,947	9,296,947	$590	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$14,010,196	$11,675,771	$ —	$25,685,967
Auto Components	2,158,283	—	—	2,158,283
Automobiles	10,977,129	—	—	10,977,129
Banks	36,339,409	—	—	36,339,409
Beverages	5,312,241	—	—	5,312,241
Capital Markets	19,086,962	—	—	19,086,962
Communications Equipment	10,657,989	—	—	10,657,989
Consumer Finance	4,306,963	—	—	4,306,963
Containers & Packaging	6,781,889	—	—	6,781,889
Diversified Financial Services	5,380,415	—	—	5,380,415
Diversified Telecommunication Services	12,295,726	—	—	12,295,726
Electric Utilities	7,397,878	—	—	7,397,878
Equity Real Estate Investment Trusts (REITs)	8,987,163	—	—	8,987,163

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock High Equity Income Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Food Products	$3,051,082	$2,791,290	$—	$5,842,372
Health Care Equipment & Supplies	10,752,633	—	—	10,752,633
Health Care Providers & Services	24,873,873	—	—	24,873,873
Household Durables	2,940,037	—	—	2,940,037
Household Products	6,164,054	2,953,371	—	9,117,425
Insurance	30,503,586	6,357,455	—	36,861,041
IT Services	13,124,405	—	—	13,124,405
Machinery	—	7,001,840	—	7,001,840
Multiline Retail	4,225,281	—	—	4,225,281
Multi-Utilities	16,737,668	—	—	16,737,668
Oil, Gas & Consumable Fuels	12,765,826	13,443,296	—	26,209,122
Personal Products	6,872,886	—	—	6,872,886
Pharmaceuticals	11,371,032	22,362,214	—	33,733,246
Semiconductors & Semiconductor Equipment	4,390,682	—	—	4,390,682
Software	6,672,234	—	—	6,672,234
Specialty Retail	3,101,538	—	—	3,101,538
Textiles, Apparel & Luxury Goods	5,875,211	—	—	5,875,211
Tobacco	3,165,679	6,912,658	—	10,078,337
Wireless Telecommunication Services	7,256,360	7,047,980	—	14,304,340
Equity-Linked Notes	—	179,331,841	26,449,110	205,780,951
Short-Term Securities
Money Market Funds	9,296,947	—	—	9,296,947

	$326,833,257	$259,877,716	$26,449,110	$613,160,083

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Equity-Linked Notes	Total

Assets
Opening Balance, as of May 31, 2021	$4,445,158	$35,447,486	$39,892,644
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Net realized gain (loss)	3,197,112	(44,594)	3,152,518
Net change in unrealized appreciation (depreciation)(a)(b)	(2,629,858)	(99,219)	(2,729,077)
Purchases	—	26,418,806	26,418,806
Sales	(5,012,412)	(35,273,369)	(40,285,781)

Closing Balance, as of November 30, 2021	$—	$26,449,110	$26,449,110

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021(b)	$—	$30,304	$30,304

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) November 30, 2021	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 4.2%
TELUS Corp.	416,531	$9,521,081

China — 3.8%
China Feihe Ltd.(a)	1,266,000	1,693,554
DiDi Global, Inc. (Acquired 07/08/21, cost $1,385,023)(b)(c)	202,000	1,529,140
ENN Energy Holdings Ltd.	284,500	5,326,737

		8,549,431

Denmark — 4.2%
Novo Nordisk A/S, Class B	89,825	9,615,772

France — 14.6%
Air Liquide SA	19,467	3,214,831
EssilorLuxottica SA	33,087	6,630,899
Kering SA	10,377	7,991,220
LVMH Moet Hennessy Louis Vuitton SE	7,312	5,685,770
Sanofi	102,438	9,737,992

		33,260,712

India — 3.5%
HDFC Bank Ltd.	316,768	6,275,439
Jasper Infotech Private Ltd. (Acquired 05/07/14, cost $7,423,816)(b)(c)(d)	9,970	1,661,899

		7,937,338

Indonesia — 1.9%
Bank Rakyat Indonesia Persero Tbk PT	15,202,900	4,331,870

Japan — 1.8%
KDDI Corp.	140,000	4,062,125

Mexico — 2.0%
Wal-Mart de Mexico SAB de CV	1,466,360	4,609,195

Portugal — 4.2%
EDP - Energias de Portugal SA	1,758,019	9,633,844

Singapore — 4.4%
DBS Group Holdings Ltd.	213,400	4,648,409
United Overseas Bank Ltd.	284,000	5,315,380

		9,963,789

Spain — 4.3%
Amadeus IT Group SA(b)	88,795	5,685,154
Bankinter SA	831,405	4,089,707

		9,774,861

Taiwan — 4.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	501,000	10,655,614

Security	Shares	Value

United Kingdom — 28.5%
AstraZeneca PLC	75,998	$8,332,029
BAE Systems PLC	834,981	6,081,038
Diageo PLC	199,084	10,047,420
Prudential PLC	475,268	8,027,878
Reckitt Benckiser Group PLC	108,182	8,763,073
RELX PLC	326,395	10,128,891
Taylor Wimpey PLC	1,964,238	4,125,379
Unilever PLC	178,287	9,105,657

		64,611,365

United States — 17.0%
Baker Hughes Co.	184,530	4,306,930
Estee Lauder Cos., Inc., Class A	14,201	4,715,726
Ferguson PLC	59,427	9,046,436
Otis Worldwide Corp.	90,490	7,275,396
Schneider Electric SE	45,406	8,058,381
Visa, Inc., Class A	26,505	5,135,874

		38,538,743

Total Long-Term Investments — 99.1% (Cost: $195,004,537)		225,065,740

Short-Term Securities(e)(f)

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	623,414	623,414

Total Short-Term Securities — 0.3% (Cost: $623,414)		623,414

Total Investments — 99.4% (Cost: $195,627,951)		225,689,154

Other Assets Less Liabilities — 0.6%		1,309,665

Net Assets — 100.0%		$226,998,819

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933,as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,191,039, representing 1.4% of its net assets as of period end, and an original cost of $8,808,839.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,151,672	$ —	$(2,528,258)	(a)	$—	$—	$623,414	623,414	$18	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock International Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Canada	$9,521,081	$—	$—	$9,521,081
China	—	8,549,431	—	8,549,431
Denmark	—	9,615,772	—	9,615,772
France	—	33,260,712	—	33,260,712
India	—	6,275,439	1,661,899	7,937,338
Indonesia	—	4,331,870	—	4,331,870
Japan	—	4,062,125	—	4,062,125
Mexico	4,609,195	—	—	4,609,195
Portugal	—	9,633,844	—	9,633,844
Singapore	—	9,963,789	—	9,963,789
Spain	—	9,774,861	—	9,774,861
Taiwan	—	10,655,614	—	10,655,614
United Kingdom	—	64,611,365	—	64,611,365
United States	21,433,926	17,104,817	—	38,538,743
Short-Term Securities
Money Market Funds	623,414	—	—	623,414

	$36,187,616	$187,839,639	$1,661,899	$225,689,154

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total

Assets
Opening Balance, as of May 31, 2021	$1,643,754	$5,051,010	$6,694,764
Transfers into Level 3	—	—	—
Transfers out of Level 3(a)	—	(5,051,010)	(5,051,010)
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	18,145	—	18,145
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of November 30, 2021	$1,661,899	$—	$1,661,899

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021(c)	$18,145	$—	$18,145

(a)

As of May 31, 2021, the Fund used significant unobservable inputs in determining the value of certain investments. As of November 30, 2021, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the fair value hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Statements of Assets and Liabilities (unaudited)

November 30, 2021

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund		BlackRock International Dividend Fund

ASSETS
Investments at value — unaffiliated(a)	$184,478,390	$603,863,136		$225,065,740
Investments at value — affiliated(b)	3,046,095	9,296,947		623,414
Cash	31,997	—		—
Foreign currency, at value(c)	—	165,097		127,199
Receivables:
Investments sold	3,403,088	5,745,790	(d)	1,447,239
Capital shares sold	555,023	2,497,927		257,347
Dividends — affiliated	17	113		3
Dividends — unaffiliated	1,290,454	1,507,456		870,566
Interest — unaffiliated	—	1,507,103		—
From the Manager	15,376	28,749		16,108
Prepaid expenses	39,259	63,553		50,462

Total assets	192,859,699	624,675,871		228,458,078

LIABILITIES
Payables:
Investments purchased	1,485,634	18,666,056		831,551
Administration fees	7,084	21,283		8,270
Capital shares redeemed	290,963	1,329,016		135,817
Deferred foreign capital gain tax	—	—		143,727
Income dividend distributions	—	295,394		—
Investment advisory fees	114,453	352,404		111,735
Trustees’ and Officer’s fees	2,800	3,021		3,001
Other accrued expenses	95,018	138,170		80,811
Other affiliate fees	10,729	1,851		7,090
Service and distribution fees	36,920	69,792		31,372
Transfer agent fees	176,811	165,854		105,885

Total liabilities	2,220,412	21,042,841		1,459,259

NET ASSETS	$190,639,287	$603,633,030		$226,998,819

NET ASSETS CONSIST OF
Paid-in capital	$485,986,579	$581,147,047		$192,852,933
Accumulated earnings (loss)	(295,347,292)	22,485,983		34,145,886

NET ASSETS	$190,639,287	$603,633,030		$226,998,819

(a) Investments, at cost — unaffiliated	$144,804,860	$576,504,667		$195,004,537
(b) Investments, at cost — affiliated	$3,046,095	$9,296,947		$623,414
(c) Foreign currency, at cost	$—	$165,072		$127,301
(d) $3,252,713 is expected to be collected at least one year after November 30, 2021.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2021

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$62,712,859	$357,823,855	$94,087,212

Shares outstanding	6,809,787	12,642,133	2,762,666

Net asset value	$9.21	$28.30	$34.06

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$115,719,647	$218,163,443	$120,877,527

Shares outstanding	12,941,564	9,191,280	3,829,893

Net asset value	$8.94	$23.74	$31.56

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$12,206,781	$27,305,736	$4,787,862

Shares outstanding	1,417,399	1,840,808	175,578

Net asset value	$8.61	$14.83	$27.27

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	N/A	$339,996	$7,246,218

Shares outstanding	N/A	12,011	212,738

Net asset value	N/A	$28.31	$34.06

Shares authorized	N/A	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations (unaudited)

Six Months Ended November 30, 2021

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,006,322	$5,595,782	$2,158,363
Dividends — affiliated	74	590	18
Interest — unaffiliated	—	14,917,753	—
Non-cash dividends — unaffiliated	—	—	329,176
Foreign taxes withheld	(222,170)	(21,777)	(109,383)
Foreign withholding tax claims	—	—	121,161

Total investment income	3,784,226	20,492,348	2,499,335

EXPENSES
Investment advisory	666,872	2,294,437	941,148
Transfer agent — class specific	205,370	324,955	166,971
Service and distribution — class specific	194,453	398,484	185,929
Professional	52,641	39,768	67,294
Registration	43,845	57,866	43,379
Administration	37,789	119,573	50,631
Accounting services	22,941	33,100	24,519
Administration — class specific	17,790	56,566	23,833
Custodian	14,019	12,987	13,970
Trustees and Officer	4,156	4,523	4,231
Miscellaneous	25,190	32,467	36,042

Total expenses	1,285,066	3,374,726	1,557,947
Less:
Fees waived and/or reimbursed by the Manager	(58,195)	(332,850)	(238,861)
Administration fees waived — class specific	(17,778)	(56,566)	(23,833)
Transfer agent fees waived and/or reimbursed — class specific	(109,846)	(178,564)	(109,029)

Total expenses after fees waived and/or reimbursed	1,099,247	2,806,746	1,186,224

Net investment income	2,684,979	17,685,602	1,313,111

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,605,354	6,171,791	4,803,604
Foreign currency transactions	(10,622)	418,801	(49,648)

	1,594,732	6,590,592	4,753,956

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,303,912	(38,597,485)	(14,368,754	)(a)
Foreign currency translations	(6,466)	(14,778)	(81,407)

	8,297,446	(38,612,263)	(14,450,161)

Net realized and unrealized gain (loss)	9,892,178	(32,021,671)	(9,696,205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,577,157	$(14,336,069)	$(8,383,094)

(a)	Net of increase in deferred foreign capital gain tax of $(21,818).

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,684,979	$4,465,127
Net realized gain (loss)	1,594,732	(21,260,236)
Net change in unrealized appreciation (depreciation)	8,297,446	55,039,866

Net increase in net assets resulting from operations	12,577,157	38,244,757

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(746,600)	(1,396,143)
Service	—	(10,044)
Investor A	(1,285,432)	(2,563,626)
Investor C	(104,387)	(271,498)

Decrease in net assets resulting from distributions to shareholders	(2,136,419)	(4,241,311)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,735,870	10,479,845

NET ASSETS
Total increase in net assets	23,176,608	44,483,291
Beginning of period	167,462,679	122,979,388

End of period	$190,639,287	$167,462,679

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets  (continued)

	BlackRock High Equity Income Fund
	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,685,602	$25,209,545
Net realized gain	6,590,592	31,808,256
Net change in unrealized appreciation (depreciation)	(38,612,263)	72,726,264

Net increase (decrease) in net assets resulting from operations	(14,336,069)	129,744,065

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(11,154,759)	(11,401,673)
Service	(143,733)	(560,226)
Investor A	(7,215,063)	(12,045,159)
Investor C	(801,968)	(1,190,563)
Class K	(12,327)	(21,194)

Decrease in net assets resulting from distributions to shareholders	(19,327,850)	(25,218,815)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	119,255,353	79,873,208

NET ASSETS
Total increase in net assets	85,591,434	184,398,458
Beginning of period	518,041,596	333,643,138

End of period	$603,633,030	$518,041,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock International Dividend Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,313,111	$5,260,528
Net realized gain	4,753,956	16,573,619
Net change in unrealized appreciation (depreciation)	(14,450,161)	36,188,067

Net increase (decrease) in net assets resulting from operations	(8,383,094)	58,022,214

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,950,499)	(1,390,588)
Service	—	(55,023)
Investor A	(3,962,450)	(1,737,743)
Investor C	(174,109)	(87,622)
Class K	(185,478)	(81,044)

Decrease in net assets resulting from distributions to shareholders	(7,272,536)	(3,352,020)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(2,647,176)	(1,214,166)

NET ASSETS
Total increase (decrease) in net assets	(18,302,806)	53,456,028
Beginning of period	245,301,625	191,845,597

End of period	$226,998,819	$245,301,625

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional
	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$8.55		$6.64	$9.66		$12.34	$11.13	$11.06		$9.91

Net investment income(a)	0.15		0.26	0.21		0.29	0.23	0.31	(b)	0.22
Net realized and unrealized gain (loss)	0.62		1.90		(2.93)	(2.66)	1.30	0.04		1.17

Net increase (decrease) from investment operations	0.77		2.16		(2.72)	(2.37)	1.53	0.35		1.39

Distributions from net investment income(c)		(0.11)	(0.25)		(0.30)	(0.31)	(0.32)	(0.28)		(0.24)

Net asset value, end of period	$9.21		$8.55	$6.64		$9.66	$12.34	$11.13		$11.06

Total Return(d)
Based on net asset value	9.19	%(e)	33.50%	(29.02	)%(e)	(19.24)%	14.08%	2.98%		14.33%

Ratios to Average Net Assets
Total expenses	1.16	%(f)	1.33%	1.40	%(f)(g)	1.30%	1.29%	1.25%		1.18%

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.91%	0.91	%(f)(g)	0.91%	0.92%	0.91%		0.95%

Net investment income	3.36	%(f)	3.75%	3.89	%(f)	2.91%	1.97%	2.89	%(b)	2.16%

Supplemental Data
Net assets, end of period (000)	$62,713		$52,377	$38,779		$23,579	$22,255	$18,703		$25,123

Portfolio turnover rate		39%	79%		39%	37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$8.31		$6.46	$9.39		$11.99	$10.83	$10.76		$9.63

Net investment income(a)	0.13		0.23	0.18		0.24	0.17	0.26	(b)	0.17
Net realized and unrealized gain (loss)	0.60		1.84		(2.85)	(2.59)	1.27	0.03		1.14

Net increase (decrease) from investment operations	0.73		2.07		(2.67)	(2.35)	1.44	0.29		1.31

Distributions from net investment income(c)		(0.10)	(0.22)		(0.26)	(0.25)	(0.28)	(0.22)		(0.18)

Net asset value, end of period	$8.94		$8.31	$6.46		$9.39	$11.99	$10.83		$10.76

Total Return(d)
Based on net asset value	8.93	%(e)	33.00%	(29.23	)%(e)	(19.61)%	13.59%	2.57%		13.88%

Ratios to Average Net Assets
Total expenses	1.51	%(f)	1.73%	1.94	%(f)(g)	1.66%	1.65%	1.60%		1.55%

Total expenses after fees waived and/or reimbursed	1.32	%(f)	1.32%	1.32	%(f)(g)	1.33%	1.34%	1.33%		1.36%

Net investment income	2.93	%(f)	3.30%	3.65	%(f)	2.44%	1.52%	2.42	%(b)	1.72%

Supplemental Data
Net assets, end of period (000)	$115,720		$103,858	$72,733		$34,574	$41,644	$43,765		$59,065

Portfolio turnover rate		39%	79%		39%	37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017		2016

Net asset value, beginning of period	$8.01		$6.24	$9.03		$11.39	$10.30	$10.23		$9.14

Net investment income(a)	0.09		0.17	0.14		0.14	0.09	0.17	(b)	0.09
Net realized and unrealized gain (loss)	0.59		1.77		(2.75)	(2.44)	1.22	0.03		1.08

Net increase (decrease) from investment operations	0.68		1.94		(2.61)	(2.30)	1.31	0.20		1.17

Distributions from net investment income(c)		(0.08)	(0.17)		(0.18)	(0.06)	(0.22)	(0.13)		(0.08)

Net asset value, end of period	$8.61		$8.01	$6.24		$9.03	$11.39	$10.30		$10.23

Total Return(d)
Based on net asset value	8.58	%(e)	31.89%	(29.51	)%(e)	(20.21)%	12.90%	1.84%		12.91%

Ratios to Average Net Assets
Total expenses(f)	2.27	%(g)	2.53%	2.61	%(g)(h)	2.35%	2.36%	2.32%		2.28%

Total expenses after fees waived and/or reimbursed	2.04	%(g)	2.04%	2.04	%(g)(h)	2.05%	2.06%	2.05%		2.09%

Net investment income	2.21	%(g)	2.60%	2.77	%(g)	1.48%	0.80%	1.66	%(b)	1.00%

Supplemental Data
Net assets, end of period (000)	$12,207		$10,699	$11,152		$7,554	$21,878	$23,996		$31,847

Portfolio turnover rate		39%	79%		39%	37%	37%	14%		66%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended		Period from
	11/30/21	Year Ended	10/01/19	Year Ended September 30,
	(unaudited)	05/31/21	to 5/31/20	2019	2018	2017	2016

Expense ratios	N/A	N/A	2.61%	2.35%	N/A	N/A	2.27%

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$29.99		$22.81	$26.57		$28.16	$27.33	$37.84	$37.71

Net investment income(a)	0.94		1.81	0.94		1.24	1.32	0.16	0.24
Net realized and unrealized gain (loss)		(1.61)	7.13	(3.54)		(0.73)	0.75	5.09	2.81

Net increase (decrease) from investment operations		(0.67)	8.94	(2.60)		0.51	2.07	5.25	3.05

Distributions(b)
From net investment income		(0.94)	(1.76)	(1.16)		(1.05)	(1.05)	(0.23)	—
From net realized gain		(0.08)	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions		(1.02)	(1.76)	(1.16)		(2.10)	(1.24)	(15.76)	(2.92)

Net asset value, end of period	$28.30		$29.99	$22.81		$26.57	$28.16	$27.33	$37.84

Total Return(c)
Based on net asset value	(2.27	)%(d)	40.81%	(9.94	)%(d)	2.27%	7.81%	15.40%	8.64%

Ratios to Average Net Assets
Total expenses	1.03	%(e)	1.12%	1.12	%(e)	1.12%	1.09%	1.19%	1.19	%(f)

Total expenses after fees waived and/or reimbursed	0.85	%(e)	0.85%	0.85	%(e)	0.85%	0.85%	0.97%	0.91	%(f)

Net investment income	6.38	%(e)	6.93%	5.63	%(e)	4.80%	4.79%	0.46%	0.67	%(f)

Supplemental Data
Net assets, end of period (000)	$357,824		$277,653	$128,474		$151,747	$248,847	$462,487	$686,845

Portfolio turnover rate		57%	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor A

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$25.16		$19.14	$22.43		$24.12	$23.53	$34.47	$34.74

Net investment income(a)	0.76		1.42	0.75		1.00	1.08	0.11	0.09
Net realized and unrealized gain (loss)		(1.34)	6.03	(2.98)		(0.64)	0.65	4.54	2.56

Net increase (decrease) from investment operations		(0.58)	7.45	(2.23)		0.36	1.73	4.65	2.65

Distributions(b)
From net investment income		(0.76)	(1.43)	(1.06)		(1.00)	(0.95)	(0.06)	—
From net realized gain		(0.08)	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions		(0.84)	(1.43)	(1.06)		(2.05)	(1.14)	(15.59)	(2.92)

Net asset value, end of period	$23.74		$25.16	$19.14		$22.43	$24.12	$23.53	$34.47

Total Return(c)
Based on net asset value	(2.36	)%(d)	40.44%	(10.09	)%(d)	2.02%	7.58%	15.06%	8.20%

Ratios to Average Net Assets
Total expenses	1.33	%(e)	1.40%	1.40	%(e)	1.37%	1.38%	1.45%	1.47	%(f)

Total expenses after fees waived and/or reimbursed	1.10	%(e)	1.10%	1.10	%(e)	1.10%	1.10%	1.25%	1.31	%(f)

Net investment income	6.14	%(e)	6.64%	5.35	%(e)	4.55%	4.57%	0.36%	0.27	%(f)

Supplemental Data
Net assets, end of period (000)	$218,163		$208,207	$172,696		$215,121	$214,095	$278,649	$377,271

Portfolio turnover rate		57%	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Investor C

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$15.75		$11.98	$14.35		$16.19	$16.13	$28.15	$29.10

Net investment income (loss)(a)	0.42		0.78	0.41		0.55	0.61	(0.12)	(0.13)
Net realized and unrealized gain (loss)		(0.85)	3.78	(1.88)		(0.45)	0.44	3.63	2.10

Net increase (decrease) from investment operations		(0.43)	4.56	(1.47)		0.10	1.05	3.51	1.97

Distributions(b)
From net investment income		(0.41)	(0.79)	(0.90)		(0.89)	(0.80)	—	—
From net realized gain		(0.08)	—	—		(1.05)	(0.19)	(15.53)	(2.92)

Total distributions		(0.49)	(0.79)	(0.90)		(1.94)	(0.99)	(15.53)	(2.92)

Net asset value, end of period	$14.83		$15.75	$11.98		$14.35	$16.19	$16.13	$28.15

Total Return(c)
Based on net asset value	(2.74	)%(d)	39.41%	(10.52	)%(d)	1.30%	6.75%	14.23%	7.38%

Ratios to Average Net Assets
Total expenses	2.09	%(e)	2.18%	2.16	%(e)	2.12%	2.10%	2.18%	2.20	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.85	%(e)	1.85%	1.85	%(e)	1.85%	1.85%	2.00%	2.05	%(f)

Net investment income (loss)	5.38	%(e)	5.85%	4.57	%(e)	3.84%	3.82%	(0.48)%	(0.47	)%(f)

Supplemental Data
Net assets, end of period (000)	$27,306		$22,379	$24,163		$36,132	$93,399	$123,321	$173,249

Portfolio turnover rate		57%	146%	76%		79%	75%	154%	72%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Class K

	Six Months Ended			Period from
	11/30/21		Year Ended	04/21/20	(a)
	(unaudited)		05/31/21	to 05/31/20

Net asset value, beginning of period	$30.00		$22.81	$21.04

Net investment income(b)	0.95		1.78	0.20
Net realized and unrealized gain (loss)		(1.61)	7.19	1.77

Net increase (decrease) from investment operations		(0.66)	8.97	1.97

Distributions(c)
From net investment income		(0.95)	(1.78)		(0.20)
From net realized gain		(0.08)	—	—

Total distributions		(1.03)	(1.78)		(0.20)

Net asset value, end of period	$28.31		$30.00	$22.81

Total Return(d)
Based on net asset value	(2.25	)%(e)	40.93%	9.35	%(e)

Ratios to Average Net Assets
Total expenses	0.96	%(f)	1.01%	0.99	%(f)

Total expenses after fees waived and/or reimbursed	0.80	%(f)	0.80%	0.80	%(f)

Net investment income	6.43	%(f)	6.94%	8.28	%(f)

Supplemental Data
Net assets, end of period (000)	$340		$359	$288

Portfolio turnover rate		57%	146%	76	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$36.36		$28.23	$28.67		$29.16	$31.36		$33.58		$31.10

Net investment income(a)	0.22		0.85	0.42		0.70	0.76		0.49		0.36
Net realized and unrealized gain (loss)		(1.45)	7.81	(0.40)		0.32	(1.57)		2.85		2.18

Net increase (decrease) from investment operations		(1.23)	8.66	0.02		1.02	(0.81)		3.34		2.54

Distributions(b)
From net investment income		(0.59)	(0.53)	(0.39)		(0.66)	(0.98)		(1.47)		(0.06)
From net realized gain		(0.48)	—	(0.07)		(0.85)	(0.41)		(4.09)		—

Total distributions		(1.07)	(0.53)	(0.46)		(1.51)	(1.39)		(5.56)		(0.06)

Net asset value, end of period	$34.06		$36.36	$28.23		$28.67	$29.16		$31.36		$33.58

Total Return(c)
Based on net asset value	(3.44	)%(d)	30.98%	0.08	%(d)	3.86%	(2.67	)%(e)	10.61%		8.20%

Ratios to Average Net Assets
Total expenses	1.13	%(f)	1.13%	1.17	%(f)(g)	1.15%	1.14%		1.23	%(h)	1.26	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.84	%(f)	0.84%	0.84	%(f)(g)	0.84%	0.84%		1.01%		1.06	%(i)

Net investment income	1.26	%(f)	2.63%	2.23	%(f)	2.52%	2.50%		1.51%		1.15	%(i)

Supplemental Data
Net assets, end of period (000)	$94,087		$101,899	$74,681		$83,814	$102,541		$198,206		$353,512

Portfolio turnover rate		24%	83%	29%		22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Annualized.
(g)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor A

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$33.78		$26.26	$26.69		$27.26	$29.30		$31.68		$29.38

Net investment income(a)	0.17		0.70	0.34		0.60	0.61		0.37		0.24
Net realized and unrealized gain (loss)		(1.36)	7.28	(0.37)		0.27	(1.43)		2.69		2.06

Net increase (decrease) from investment operations		(1.19)	7.98	(0.03)		0.87	(0.82)		3.06		2.30

Distributions(b)
From net investment income		(0.55)	(0.46)	(0.33)		(0.59)	(0.81)		(1.35)		—
From net realized gain		(0.48)	—	(0.07)		(0.85)	(0.41)		(4.09)		—

Total distributions		(1.03)	(0.46)	(0.40)		(1.44)	(1.22)		(5.44)		—

Net asset value, end of period	$31.56		$33.78	$26.26		$26.69	$27.26		$29.30		$31.68

Total Return
Based on net asset value	(3.58	)%(c)	30.67%	(0.08	)%(c)	3.57%	(2.89	)%(d)	10.27%		7.83%

Ratios to Average Net Assets
Total expenses	1.42	%(e)	1.45%	1.48	%(e)(f)	1.43%	1.44%		1.54	%(g)	1.57	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.09	%(e)	1.09%	1.09	%(e)(f)	1.09%	1.09%		1.30%		1.39	%(h)

Net investment income	1.02	%(e)	2.34%	1.92	%(e)	2.30%	2.14%		1.20%		0.81	%(h)

Supplemental Data
Net assets, end of period (000)	$120,878		$128,077	$100,753		$125,196	$140,473		$325,103		$350,855

Portfolio turnover rate		24%	83%	29%		22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Aggregate total return.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(e)	Annualized.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Investor C

	Six Months Ended			Period from
	11/30/21		Year Ended	10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018		2017		2016

Net asset value, beginning of period	$29.33		$22.85	$23.25		$23.94	$25.81		$28.39		$26.52

Net investment income(a)	0.04		0.33	0.18		0.32	0.39		0.12		0.02
Net realized and unrealized gain (loss)		(1.18)	6.41	(0.32)		0.26	(1.30)		2.42		1.85

Net increase (decrease) from investment operations		(1.14)	6.74	(0.14)		0.58	(0.91)		2.54		1.87

Distributions(b)
From net investment income		(0.44)	(0.26)	(0.19)		(0.42)	(0.55)		(1.03)		—
From net realized gain		(0.48)	—	(0.07)		(0.85)	(0.41)		(4.09)		—

Total distributions		(0.92)	(0.26)	(0.26)		(1.27)	(0.96)		(5.12)		—

Net asset value, end of period	$27.27		$29.33	$22.85		$23.25	$23.94		$25.81		$28.39

Total Return
Based on net asset value	(3.94	)%(c)	29.70%	(0.58	)%(c)	2.80%	(3.63	)%(d)	9.46%		7.05%

Ratios to Average Net Assets
Total expenses	2.31	%(e)	2.28%	2.27	%(e)(f)	2.20%	2.19%		2.30	%(g)	2.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.84	%(e)	1.84%	1.84	%(e)(f)	1.84%	1.84%		2.05%		2.13	%(h)

Net investment income	0.25	%(e)	1.31%	1.15	%(e)	1.39%	1.57%		0.44%		0.07	%(h)

Supplemental Data
Net assets, end of period (000)	$4,788		$5,607	$9,906		$14,805	$36,239		$53,884		$76,630

Portfolio turnover rate		24%	83%	29%		22%	25%		130%		47%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Aggregate total return.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(e)	Annualized.
(f)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K

	Six Months Ended			Period from			Period from
	11/30/21		Year Ended	10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		05/31/21	to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$36.36		$28.23	$28.68		$29.17	$32.08

Net investment income(b)	0.23		0.87	0.44		0.73	0.56
Net realized and unrealized gain (loss)		(1.45)	7.80		(0.42)	0.30		(2.91)

Net increase (decrease) from investment operations		(1.22)	8.67	0.02		1.03		(2.35)

Distributions(c)
From net investment income		(0.60)	(0.54)		(0.40)	(0.67)		(0.56)
From net realized gain		(0.48)	—		(0.07)	(0.85)	—

Total distributions		(1.08)	(0.54)		(0.47)	(1.52)		(0.56)

Net asset value, end of period	$34.06		$36.36	$28.23		$28.68	$29.17

Total Return(d)

Based on net asset value	(3.41	)%(e)	31.04%	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets
Total expenses	1.03	%(g)	1.03%	1.08	%(g)(h)	1.04%	1.02	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.79%	0.79	%(g)(h)	0.79%	0.79	%(g)

Net investment income	1.31	%(g)	2.68%	2.28	%(g)	2.63%	2.81	%(g)

Supplemental Data
Net assets, end of period (000)	$7,246		$5,936	$3,266		$3,847	$3,659

Portfolio turnover rate		24%	83%		29%	22%	25	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(i)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On July 6, 2021, Energy Opportunities’ and International Dividend’s Service Shares converted into Investor A Shares. On August 18, 2021, High Equity Income’s Service Shares converted into Investor A Shares.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private
    Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International Dividend

First $1 billion	0.810%	0.790%
$1 billion - $3 billion	0.760	0.740
$3 billion - $5 billion	0.730	0.710
$5 billion - $10 billion	0.700	0.690
Greater than $10 billion	0.680	0.670

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Total

BlackRock Energy Opportunities Fund	$ 220	$ 138,059	$ 56,174	$ 194,453
BlackRock High Equity Income Fund	4,961	267,245	126,278	398,484
BlackRock International Dividend Fund	927	158,628	26,374	185,929

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 5,618	$ 18	$ 11,028	$ 1,126	$ —	$ 17,790
High Equity Income	32,242	397	21,362	2,530	35	56,566
International Dividend	9,895	74	12,690	529	645	23,833

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 1,133	$ 5	$ 19,777	$ 2,315	$ —	$ 23,230
High Equity Income	852	16	13,981	2,944	18	17,811
International Dividend	956	—	8,661	1,477	6	11,100

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 44,987	$ 134	$ 144,904	$ 15,345	$ —	$ 205,370
High Equity Income	153,383	2,846	148,375	20,308	43	324,955
International Dividend	56,613	445	101,375	7,879	659	166,971

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$ 5,173
High Equity Income	30,564
International Dividend	935

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend

Investor A	$70	$—	$147
Investor C	1,201	1,587	12

	$1,271	$1,587	$159

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 329
High Equity Income	2,337
International Dividend	75

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor C	Class K

Energy Opportunities	0.91%	1.32%	1.32%	2.04%	0.91%	(a)
High Equity Income	0.85	1.10	1.10	1.85	0.80
International Dividend	0.84	1.09	1.09	1.84	0.79

(a)	There were no shares outstanding as of November 30, 2021.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended November 30, 2021, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$ 57,866
High Equity Income	330,513
International Dividend	238,786

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2021, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 5,618	$ 6	$ 11,028	$ 1,126	$ —	$ 17,778
High Equity Income	32,242	397	21,362	2,530	35	56,566
International Dividend	9,895	74	12,690	529	645	23,833

	Transfer Agent Fees Waived and/or Reimbursed

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 44,963	$ 1	$ 57,032	$ 7,850	$ —	$ 109,846
High Equity Income	69,367	1,854	94,414	12,886	43	178,564
International Dividend	31,885	260	69,726	6,499	659	109,029

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$76,518,396	$67,079,310
High Equity Income	275,597,497	207,473,209
International Dividend	55,674,041	62,802,595

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2021, the Energy Opportunities Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $319,877,153.

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Notes to Financial Statements (unaudited) (continued)

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Energy Opportunities	High Equity Income	International Dividend

Tax cost	$167,273,178	$597,317,428	$196,419,949

Gross unrealized appreciation	$22,256,834	$39,440,397	$41,279,859
Gross unrealized depreciation	(2,005,527)	(23,597,742)	(12,010,654)

Net unrealized appreciation (depreciation)	$20,251,307	$15,842,655	$29,269,205

8.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

Energy Opportunities
Institutional
Shares sold	3,237,839	$30,106,945	6,008,928	$43,112,500
Shares issued in reinvestment of distributions	90,919	743,714	204,277	1,385,203
Shares redeemed	(2,644,290)	(22,858,458)	(5,927,425)	(40,789,727)

	684,468	$7,992,201	285,780	$3,707,976

Service(a)

Shares sold	71,823	$628,502	45,792	$344,909
Shares issued in reinvestment of distributions	—	—	1,509	10,043
Shares redeemed	(135,066)	(1,154,444)	(32,526)	(228,417)

	(63,243)	$(525,942)	14,775	$126,535

Investor A

Shares sold and automatic conversion of shares	5,596,813	$48,541,135	6,544,958	$45,930,722
Shares issued in reinvestment of distributions	159,014	1,264,163	380,440	2,516,327
Shares redeemed	(5,311,419)	(45,300,517)	(5,683,012)	(39,067,805)

	444,408	$4,504,781	1,242,386	$9,379,244

Investor C

Shares sold	303,907	$2,581,961	492,038	$3,402,767
Shares issued in reinvestment of distributions	13,326	102,349	41,499	264,559
Shares redeemed and automatic conversion of shares	(234,940)	(1,919,480)	(986,487)	(6,401,236)

	82,293	$764,830	(452,950)	$(2,733,910)

	1,147,926	$12,735,870	1,089,991	$10,479,845

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

High Equity Income
Institutional
Shares sold	4,437,789	$130,385,454	6,556,129	$178,848,517
Shares issued in reinvestment of distributions	359,116	10,431,835	410,070	10,722,278
Shares redeemed	(1,411,418)	(41,315,655)	(3,341,268)	(86,740,071)

	3,385,487	$99,501,634	3,624,931	$102,830,724

Service(b)

Shares sold	13,128	$345,715	22,842	$530,839
Shares issued in reinvestment of distributions	4,384	114,738	24,456	559,123
Shares redeemed	(368,626)	(9,679,545)	(88,364)	(1,987,140)

	(351,114)	$(9,219,092)	(41,066)	$(897,178)

Investor A
Shares sold and automatic conversion of shares	1,449,192	$35,719,431	1,234,541	$27,448,383
Shares issued in reinvestment of distributions	287,880	7,014,319	550,597	11,790,212
Shares redeemed	(820,073)	(20,225,652)	(2,534,707)	(54,062,308)

	916,999	$22,508,098	(749,569)	$(14,823,713)

Investor C

Shares sold	524,905	$8,087,925	339,662	$4,803,157
Shares issued in reinvestment of distributions	52,617	800,565	88,507	1,179,047
Shares redeemed and automatic conversions of shares	(157,795)	(2,425,097)	(1,024,494)	(13,203,980)

	419,727	$6,463,393	(596,325)	$(7,221,776)

Class K

Shares sold	41	$1,231	81	$1,865
Shares issued in reinvestment of distributions	4	122	4	95
Shares redeemed	(1)	(33)	(733)	(16,809)

	44	$1,320	(648)	$(14,849)

	4,371,143	$119,255,353	2,237,323	$79,873,208

International Dividend

Institutional
Shares sold	255,825	$9,069,660	791,001	$25,700,909
Shares issued in reinvestment of distributions	80,374	2,805,506	42,445	1,329,245
Shares redeemed	(376,363)	(13,339,038)	(676,346)	(21,795,843)

	(40,164)	$(1,463,872)	157,100	$5,234,311

Service(a)

Shares sold	574	$19,595	11,299	$341,101
Shares issued in reinvestment of distributions	—	—	1,805	53,187
Shares redeemed	(110,673)	(3,741,628)	(24,333)	(758,377)

	(110,099)	$(3,722,033)	(11,229)	$(364,089)

Investor A

Shares sold and automatic conversion of shares	268,915	$8,888,401	631,204	$18,830,973
Shares issued in reinvestment of distributions	119,139	3,857,062	58,310	1,691,014
Shares redeemed	(350,034)	(11,505,873)	(734,694)	(21,864,689)

	38,020	$1,239,590	(45,180)	$(1,342,702)

Investor C

Shares sold	10,879	$310,627	27,576	$716,930
Shares issued in reinvestment of distributions	6,196	173,683	3,513	86,853
Shares redeemed and automatic conversion of shares	(32,669)	(932,887)	(273,507)	(6,974,438)

	(15,594)	$(448,577)	(242,418)	$(6,170,655)

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/21		Year Ended 05/31/21

Fund Name/Share Class	Shares	Amounts	Shares	Amounts

International Dividend (continued)
Class K
Shares sold	59,237	$2,093,001	113,878	$3,642,996
Shares issued in reinvestment of distributions	5,311	185,290	2,580	81,044
Shares redeemed	(15,053)	(530,575)	(68,888)	(2,295,071)

	49,495	$1,747,716	47,570	$1,428,969

	(78,342)	$(2,647,176)	(94,157)	$(1,214,166)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.
(b)	On August 18, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares

As of November 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund and BlackRock International Dividend Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	47

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019-6018
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a)	BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Currency Abbreviation

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

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(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: February 2, 2022

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